As filed with the Securities and Exchange Commission on January 28, 2000
                Registration Statement No. 333-91981


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            --------
                         AMENDMENT NO. 2
                               TO
                            FORM S-3
                     REGISTRATION STATEMENT
                Under The Securities Act of 1933
                            --------
              SEARS CREDIT ACCOUNT MASTER TRUST II
                  (Exact name of registrant)
                             (Issuer)

                           SRFG, INC.
     (Exact name of registrant as specified in its charter)
                            (Seller)

         Delaware                        51-0080535
  (State of Incorporation)    (I.R.S. Employer Identification No.)


                        3711 Kennett Pike
                   Greenville, Delaware  19087
                         (302) 434-3100
  (Address, including zip code, and telephone number, including area code, or registrant's principal executive offices)

                         George F. Slook
              President and Chief Executive Officer
                           SRFG, Inc.
                        3711 Kennett Pike
                   Greenville, Delaware  19807
                         (302) 434-3100
  (Names, addresses, including zip code, and telephone numbers, including area code, of agent for service)

                           Copies to:

Steven M. Cook, Esq.    Ellen L. Marks,      Andrew M. Faulkner,
        Vice                  Esq.                  Esq.
  President/Deputy      Latham & Watkins       Skadden, Arps,
  General Counsel      Sears Tower, Suite      Slate, Meagher
 Sears, Roebuck and           5800               & Flom LLP
        Co.            Chicago, Illinois      Four Times Square
 3333 Beverly Road           60606           New York, New York
  Hoffman Estates,                               10036
   Illinois 60179

                            --------
   Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans,
check the following box:     X

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

   If  delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.
                            --------
                 CALCULATION OF REGISTRATION FEE

                               Proposed      Proposed
 Title of Each                  Maximum       Maximum       Amount
   Class of         Amount     Offering      Aggregate        of
 Securities to       to be     Price Per     Offering    Registration
 be Registered    Registered    Unit (1)     Price (1)      Fee (2)

Master Trust   $5,000,000,000     100%    $5,000,000,000  $1,320,000
Certificates of
Sears Credit
Account Master
Trust II
                          - - - - - - -


(1)Estimated solely for purposes of calculating the registration fee

(2)Previously paid

   The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.



SUBJECT TO COMPLETION, DATED JANUARY 27, 2000
PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED            ,     )

                                      $
                   % Class A Master Trust Certificates, Series

                      SEARS CREDIT ACCOUNT MASTER TRUST II
                                   ISSUER

        SEARS, ROEBUCK AND CO.                       SRFG, INC.
              SERVICER                                SELLER

--------------------         THE TRUST WILL ISSUE:    CLASS A CERTIFICATES
  YOU SHOULD CONSIDER        Principal amount:           $
  CAREFULLY THE RISK         Price to public:          % ($           )
  FACTORS DESCRIBED ON PAGE  Underwriting discount:      % ($         )
  S-  OF THIS PROSPECTUS     Proceeds to SRFG:         % ($           )
  SUPPLEMENT.                Interest rate:              % per year
                             Interest paid:            Monthly
  The certificates           First interest payment date:        ,
  represent interests in     Scheduled first
  the trust and are not        principal payment date:          ,
  obligations of Sears,      Scheduled final
  Roebuck and Co., Sears       principal payment date:          ,
  National Bank, SRFG, Inc.  Series termination date:           ,
  or any of their
  affiliates.                CREDIT ENHANCEMENT:
                             - The trust is also issuing $       principal
                               amount of Class B Certificates that will be
  Neither the FDIC             subordinate to the Class A Certificates.
  nor any other              - The trust is also issuing $      principal
  governmental agency has      amount of Class C Certificates that will be
  insured or guaranteed the    subordinate to the Class A Certificates and
  certificates and the         the Class B Certificates.
  trust's assets.

----------------------


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus supplement or the accompanying prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

     The underwriters will offer the Class A Certificates as described in this prospectus supplement if they receive and accept them from SRFG under the terms of the underwriting agreement.


                               [Underwriters]



          The date of this prospectus supplement is                     ,


The information in this prospectus supplement and the prospectus is not complete and may be changed. We cannot sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement and the prospectus are not an offer to sell these securities and they are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                     S-1

                               TABLE OF CONTENTS

                             PROSPECTUS SUPPLEMENT



                                                PAGE
                                                ----

Important Notice to Investors about this
  Prospectus Supplement and the Accompanying
  Prospectus................................    S-
Summary of Series Terms.....................    S-
Risk Factors................................    S-
  Subordination of the Class B and Class C
    Certificates; Limited Subordination.....    S-
  Limited Ability to Resell Certificates....    S-
  Rating of the Certificates................    S-
  Effects of the Selection Process, Seasoning
     and Performance Characteristics........    S-
  Ability to Change Terms of the
     Receivables............................    S-
  Effects of Rapid Amortization Event.......    S-
  Payments, Generation of Receivables
      and Maturity..........................    S-
  Investor Risk of Loss.....................    S-
  Issuance of Additional Series and
      Additional Certificates...............    S-
  Effect and Limited Availability of
      Reallocations..........................   S-
  Floating Principal Allocation................ S-
  Effect of Paired Series...................    S-
  No Recourse...............................    S-
  Security Interests and Insolvency
      Related Matters.......................    S-
  Consumer Protection and Regulatory Credit
      Laws..................................    S-
  Legislation...............................    S-
Sears Credit Business.......................    S-
  General...................................    S-
  Credit Granting Procedures................    S-
  Billing and Payments......................    S-
  Collection Efforts........................    S-
  Effects of the Selection Process..........    S-
Composition and Historical Performance of
  the Sears Portfolio.......................    S-
  Composition of the Sears Portfolio........    S-
The Certificates............................    S-
  Invested Amounts..........................    S-
  Investor Interests........................    S-
  Interest Payments.........................    S-
  Principal Payments........................    S-
  Subordination.............................    S-
  Series Collections and Charge-offs........    S-
  Series Yield Collections..................    S-
  Series Investment Income..................    S-
  Series Additional Funds...................    S-
  Reallocations.............................    S-
  Investor Accounts.........................    S-
  Cash Flows................................    S-
  Payments..................................    S-
  Subordinate Series........................    S-
  Sale of Class B Certificates and Class C
    Certificates............................    S-
  Issuance of Additional Certificates.......    S-
  Paired Series.............................    S-
  Rapid Amortization Events.................    S-
Termination of Series; Clean-up Call......      S-
Servicing Compensation......................    S-
Underwriting................................    S-
Glossary of Terms...........................    S-
Legal Matters...............................    S-
Annex A--Cash Flows.........................    S-
Annex B--Other Series.......................    S-

                                 S-2



                                   PROSPECTUS

                                                PAGE
                                                ----

Overview of the Information in this Prospectus
  and the Prospectus Supplement.............
Prospectus Summary..........................
The Seller..................................
The Servicer................................
  Year 2000 Compliance......................
The Credit Card Bank........................
The Trustee.................................
Legal Matters Relating to the Receivables...
  Transfer of Receivables...................
  Security Interests in Receivables.........
  Insolvency Related Matters................
  Consumer Protection Laws and Debtor Relief
    Laws Applicable to the Receivables......
  Claims and Defenses of Credit Account
    Customers Against the Trust.............
The Trust...................................
  Formation of the Trust....................
  Collections Account and Group Collections
    Accounts................................
  Adjustments to Receivables................
  Addition of Accounts......................
  Removal of Accounts.......................
  Repurchase of Trust Portfolio.............
  Repurchase of Specified Receivables.......
  Termination of the Trust..................
  Indemnification of Trust and Trustee......
The Certificates............................
  General...................................
  Interest Payments.........................
  Principal Payments........................
  Class Percentages and Seller Percentage...
  Investor Losses...........................
  Reallocations and Subordination of
    Collections.............................
  Aggregate and Net Payments................
  Additional Funds..........................
  Investment of Funds in Investor
    Accounts................................
  Final Payment of Principal; Termination of
    Series..................................
  Description of Credit Enhancement.........
  Establishing and Issuing New Series.......
  Reallocation of Series Among Groups.......
  Meetings..................................
  Book-Entry Registration...................
  Definitive Certificates...................
  List of Certificateholders................
  Exchange of Certificates for Seller
    Interest................................
  Sale of Seller Interest...................
  Amendments................................
Servicer Duties, Compensation and Other

                                    S-3

  Matters...................................
  Servicing Compensation and Payment of
    Expenses................................
  Resignation or Merger of Servicer;
    Delegation of Duties....................
  Servicer Termination Events...............
  Reports to Certificateholders.............
  Evidence as to Compliance.................
Use of Proceeds.............................
Federal Income Tax Consequences.............
  General...................................
  Tax Treatment of the Certificates
    as Debt.................................
  United States Investors...................
  Foreign Investors.........................
  Backup Withholding and Information
    Reporting...............................
  New Withholding Regulations................
  Possible Characterization of the
    Certificates............................
State Tax Consequences......................
  General...................................
  Arizona, Delaware, Georgia, Illinois, Ohio
    and Texas...............................
ERISA Considerations........................
Plan of Distribution........................
Legal Matters...............................
Reports to Investors........................
Where You Can Find More Information.........

                                   S-4

           IMPORTANT NOTICE TO INVESTORS ABOUT THIS PROSPECTUS
                SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

     We provide information to you about the Class A Certificates in two separate documents:

     - this prospectus supplement, which describes the specific terms of your Class A Certificates; and

     - the prospectus, which provides general information, some of which may not apply to the Class A Certificates.

It is important for you to read and consider all information contained in both this prospectus supplement and the prospectus in making your investment decision.

     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the prospectus. We have not authorized anyone to provide you with different information.

     We are not offering to sell or soliciting offers to buy any securities other than the Class A Certificates to which this prospectus supplement and the prospectus relate, nor are we offering to sell or soliciting offers to buy Class A Certificates in any jurisdiction where the offer is not permitted.

     We include cross-references in this prospectus supplement and in the prospectus to sections in each document where you can find related discussions containing additional information. The Tables of Contents in this prospectus supplement and in the prospectus provide the pages on which these sections begin.

                               ------------------
                                       S-5

                            SUMMARY OF SERIES TERMS

     The following summary generally describes the terms of this series of certificates. The Prospectus Summary beginning on page 3 of the prospectus generally describes the trust. You should read that summary before reading this summary. The remainder of this prospectus supplement and the prospectus contain more detailed information about the trust and your investment in the certificates. You should review this entire prospectus supplement and the prospectus before deciding to invest in the certificates.

THE CERTIFICATES..............   Class A Certificates:
                                   $                % Class A Master Trust
                                   Certificates, Series      .

                                 The trust will also issue:

                                 Class B Certificates:
                                   $           Class B Master Trust
                                   Certificates, Series      .

                                 Class C Certificates:
                                   $           Class C Master Trust
                                   Certificates, Series      .

                                 SRFG initially will own the Class B
                                   Certificates and Class C Certificates.
                                   SRFG is not currently offering the Class
                                   B Certificates or Class C Certificates
                                   for sale to the public.

                                 Each certificate represents an interest in
                                   the assets in the trust, which consist
                                   primarily of credit account receivables
                                   arising under Sears Card accounts and
                                   cash payments on these receivables.

OTHER SERIES OF
CERTIFICATES..................  The trust has issued other series of certificates, and SRFG expects that the
                                  trust will issue additional series while this series is outstanding. The certificates of these other series represent similar interests in the trust. We have summarized the terms of each series previously issued and currently outstanding in "Annex B--Other Series" in this prospectus supplement. The Pooling and Servicing Agreement permits the trust to issue additional series without the consent of the investors in any other outstanding series. SRFG and the trust will not request your consent before issuing any new series in the future.

INTEREST PAYMENTS.............  Class A Certificates: The interest rate for
                                  the Class A Certificates is     % per year,
                                  calculated on the basis of a 360-day year
                                  consisting of twelve 30-day months. The
                                  trust will pay interest to you on the 15th
                                  day of each month, or, if not a business
                                  day, the next business day, beginning in
                                          .

                                      S-6

                                 Class B Certificates and Class C
                                   Certificates: The trust will not pay
                                   interest on the Class B Certificates or
                                   Class C Certificates as long as SRFG owns them.

PRINCIPAL PAYMENTS............   Class A Certificates: The trust is scheduled
                                   to pay $            of principal on the
                                   Class A Certificates on the 15th day of
                                   each month, or, if not a business day, the
                                   next business day, beginning in        and
                                   ending in               .

                                 Class B Certificates: The trust is scheduled
                                   to pay $             of principal on the
                                   Class B Certificates on             or, if
                                   not a business day, the next business day,
                                   and on            , or, if not a business
                                   day, the next business day.

                                 Class C Certificates: The trust is permitted
                                   to pay up to $            of Class C
                                   principal on the 15th day of each month,
                                   or, if not a business day, the next
                                   business day, beginning in             and
                                   continuing until the first month after the
                                   outstanding principal amount of the
                                   Class C Certificates is reduced to or
                                   below $   . On each of those days, the
                                   trust will pay Class C principal in an
                                   amount that will allow the Class C
                                   investor interest in receivables in the
                                   trust to decline proportionately to the
                                   decline in the Class A investor interest in receivables in the trust to the extent that the trust has Class B and Class C principal collections available to make this payment. The trust is scheduled to pay the remaining Class C principal on or, if not a business day, the next business day.

FORMATION OF THE TRUST;
TRANSFER OF RECEIVABLES.......   Sears, SRFG and the trustee formed the trust
                                   in July 1994 by entering into a Pooling
                                   and Servicing Agreement that applies to
                                   all series of certificates. Pursuant to the Pooling and Servicing Agreement, SRFG has transferred to the trust all the receivables existing under designated accounts. As the credit account customers make additional charges on the trust's accounts and incur additional finance charges and other fees, SRFG transfers the additional receivables resulting from those purchases, charges and fees to the trust on an ongoing basis. In the future, SRFG may also designate more accounts as trust accounts and transfer the receivables from those accounts to the trust.

                                 The trust's receivables include:

                                      S-7

                                    - principal receivables, which are
                                      amounts owed by credit account
                                      customers as a result of their purchase
                                      of goods and services, late fees and
                                      other fees; and

                                    - finance charge receivables, which are
                                      amounts owed by credit account
                                      customers as a result of interest
                                      accrued on unpaid principal balances.

                                 The aggregate amount of receivables in the
                                   trust's accounts as of the last day of the
                                   billing cycles that began on various days
                                   in            and ended on various days
                                   in                  was $             ,
                                   consisting of $          of principal
                                   receivables and $         of finance
                                   charge receivables.

TRUST ASSETS..................   The trust's assets include or may include
                                   the following:

                                    - credit card receivables;

                                    - cash payments by credit account
                                      customers;

                                    - interests in the cash recoveries of
                                      receivables owned by SRFG and charged
                                      off as uncollectible;

                                    - interests in other credit card
                                      receivables pools;

                                    - credit support or enhancement for a
                                      particular series or class within a
                                      series;

                                    - additional funds that the servicer may
                                      elect to add to the trust;

                                    - cash deposits in trust accounts; and

                                    - rights to payments under interest rate
                                      protection agreements.

CHARGE-OFFS...................   Sears may charge off certain receivables
                                   in the trust as uncollectible. We refer to these receivables as charge-offs. The

                                      S-8

                                   trust will reimburse investors for charge-offs to the extent funds are available.

RECOVERIES....................   SRFG has agreed to transfer to the trust as
                                   additional funds a portion of the amounts it recovers with respect to accounts that Sears charged off as uncollectible. See "The Certificates--Additional Funds" in the prospectus for more detailed information.

CLASS INVESTOR INTERESTS......   Your investor interest in the trust's assets
                                   equals:

                                    - the face amount of the certificates
                                      that you initially purchased; minus

                                    - the amount of principal the trust has
                                      previously paid to you on your
                                      certificates; minus

                                    - your share of charge-offs that the
                                      trust has not reimbursed.

                                       S-9

DISTRIBUTION DATES............   A distribution date is the date in each
                                   month, usually the 15th or the following business day, on which the trust allocates collections from the preceding calendar month to investors and the trustee deposits those collections into the appropriate accounts. A distribution date is also the date in a particular month on which the trust pays interest and/or principal due to investors.

SELLER INTEREST...............   SRFG owns a Seller Certificate which
                                   represents the interest in the trust not represented by certificates of any series. This remaining interest varies based on the size of the interests of the trust's investors and the total amount of the trust's principal receivables. Among other things, this remaining interest will decline as a result of decreases in the amount of the trust's receivables that may be caused by a net decline in the trust's account balances. The Seller Certificate reflects SRFG's right to receive each month a portion of the collections paid on the trust's receivables based on this remaining interest.

 ALLOCATIONS...................   Your certificate reflects your right to
                                   receive each month a portion of the
                                   collections paid on the trust's
                                   receivables and the additional funds SRFG adds to the trust minus your share of charge-offs. The trust treats as finance charge collections all collections on the trust's receivables in any month up to the aggregate amount of finance charge receivables billed for the applicable period. The trust treats as principal collections all collections on the trust's receivables in any month other than amounts treated as finance charge collections. The trust will allocate principal collections, finance charge collections, and charge-offs among the outstanding series on a pro rata basis based on the series investor interest for each series. The trust will also allocate additional funds to each series pro rata based on its series investor interest. Once this allocation among the series has been made, then the trust will further allocate a percentage of the collections allocable to each series among that series' classes. The Series Supplement specifies the percentages of these collections and charge-offs that are allocated to each class of this series

                                      S-10

                                   at each point in time. Each of these class percentages will be based on:

                                    - the class investor interest in
                                      receivables at certain points in time;

                                    - the amount of principal receivables in
                                      the trust;

                                    - the amount of cash in certain cash
                                      accounts designated as excess funding
                                      accounts;

                                    - the interests of other series in the
                                      trust;

                                    - whether this series is in its revolving
                                      period, its controlled amortization
                                      period or a rapid amortization period;
                                      and

                                    - how much principal will be available to
                                      reallocate to this series from other
                                      series during the controlled
                                      amortization period.

                                 The class percentages may vary for principal
                                   collections, finance charge collections
                                   and charge-offs.

                                 Finance charge collections and principal
                                   collections can only be used to fund
                                   certain payments, deposits and
                                   reimbursements. When Sears charges off a receivable as uncollectible, it allocates a portion of the amount charged off against your interest in principal receivables based on your class percentage. Typically, the trust uses finance charge collections and other income allocated to you to pay interest on your certificates, to pay to the servicer the portion of the servicing fee allocated to you, and to reimburse you for charge-offs that the trust previously allocated to you, thus reinstating your interest in principal receivables. When you are scheduled to receive principal payments, the trust generally uses principal collections to pay the principal of your certificates.

                                 In general, the trust will use collections
                                   allocated to you to make required
                                   payments, to pay its share of servicing
                                   fees and to reimburse your share of
                                   charge-offs. If this series has more
                                   collections than it needs in any month,
                                   the trust may reallocate the excess
                                   collections to other series so those
                                   series may make their payments. You will not be entitled to receive these excess collections. If this series does not have enough collections in any month, the trust

                                      S-11

                                   may use excess collections from other
                                   series to make payments to you.

 SERVICING COMPENSATION........   Each month the trust will pay to the
                                   servicer from available funds an amount
                                   equal to 2.00% per year of this series'
                                   investor interest in the trust's
                                   receivables.

 REVOLVING PERIOD..............   During the revolving period, the trust will
                                   not pay Class A and Class B principal.
                                   However, if it is permitted to do so by
                                   Moody's Investors Service and Standard &
                                   Poor's Ratings Service, the trust may pay a portion of the Class C principal during the revolving period. Currently, Moody's and Standard & Poor's do not permit the trust to pay Class C principal during the revolving period.

                                 In general, during the revolving period, the
                                   trust pays principal collections allocated to you to SRFG. During the revolving period, the trust may also use principal collections to pay the principal of other series.

                                 The revolving period for this series begins
                                   on the first day of each billing cycle
                                   that ends in                 and ends on
                                   the earlier of:

                                    - the last business day before the
                                      controlled amortization period begins;
                                      or

                                    - the day a rapid amortization event
                                      occurs.

CONTROLLED AMORTIZATION
PERIOD........................   During the controlled amortization period,
                                   the trust will apply principal collections allocated to this series to pay principal on the certificates, up to the amount of the scheduled monthly principal payment.

                                 The trust will pay Class A principal on each
                                   distribution date during the controlled
                                   amortization period until the trust has
                                   paid the Class A principal in full. The
                                   trust is scheduled to pay Class A
                                   principal in      monthly payments of
                                   $       . On each distribution date during
                                   the controlled amortization period, the
                                   trust will pay Class B principal only if
                                   the trust has paid the Class A principal in
                                   full. The trust expects to pay Class B
                                   principal in two monthly payments of
                                   $       .  The trust is scheduled to pay
                                   a portion of the Class C principal before the trust pays the Class A principal in full. The trust will pay the remaining portion of Class C principal only after the trust has paid the Class B principal in full.

                                Unless a rapid amortization event occurs
                                   earlier, the controlled amortization
                                   period

                                      S-12

                                   will begin on the first day of the billing
                                   cycles that end in        . The controlled
                                   amortization period will end on the
                                   earlier of:

                                    - the day the trust repays the principal
                                      of this series in full;

                                    - the day a rapid amortization event
                                      occurs; or

                                    - the business day after              ,
                                      or, if             is not a business
                                      day, the second business day after      .

RAPID AMORTIZATION EVENTS.....  Rapid amortization events are certain events that might impair the long-term ability of the trust to make all required payments for this series. Examples of these events include:

                                    - legal issues with transferring
                                      receivables to the trust;

                                    - legal issues with the status of the
                                      trust;

                                    - certain breaches of representations,
                                      warranties or covenants;

                                    - economic performance that may
                                      unfavorably impact the trust and cause
                                      the trust to accelerate payment of
                                      principal; or

                                    - certain events of insolvency with
                                      respect to SRFG, Sears National Bank or
                                      Sears.

                                 For some of these events to become rapid
                                   amortization events, the trustee or a
                                   specified percentage of investors must
                                   declare them to be rapid amortization
                                   events; others become rapid amortization events automatically when they occur. We discuss these events in more detail in "The Certificates--Rapid Amortization
                                   Events."

RAPID AMORTIZATION PERIOD.....   If a rapid amortization event for this series
                                   occurs, the trust will repay the principal of this series on a monthly basis and as quickly as possible under the cash flows for this series. The cash flows are the allocation, payment and reimbursement priorities for this series as set forth in "The Certificates--Cash Flows" and "Annex A-Cash Flows." The rapid amortization period begins when a rapid amortization event occurs and continues until the trust has fully paid the principal of this series or until this series terminates.

SERIES TERMINATION DATE.......   The business day after           .


                                      S-13

                                   If                   is not a business
                                   day, the series termination date will be
                                   the second business day after          .
                                   The series termination date is the
                                   last day on which the trust may make
                                   payments on the Certificates.

SUBORDINATION; ADDITIONAL
AMOUNTS AVAILABLE TO CLASS A
AND CLASS B INVESTORS............The Class B Certificates and the Class C
                                   Certificates will be subordinate to the
                                   Class A Certificates. The Class C
                                   Certificates will be subordinate to the
                                   Class B Certificates. However, the trust generally will not use Class B principal collections and Class C principal collections to pay Class A principal.

                                 The trust uses all finance charge
                                   collections and other income allocated to his series to pay or reimburse:

                                    - first, Class A interest;

                                    - second, Class B interest, if any;

                                    - third, Class C interest, if any;

                                    - fourth, this series' monthly servicing
                                      fees;

                                    - fifth, Class A charge-offs;

                                    - sixth, Class B charge-offs; and

                                    - seventh, Class C charge-offs.

                                 The trust may also reallocate principal
                                   collections originally allocated to Class
                                   C, or it may reallocate Class C investor interest in receivables, to pay Class A or Class B interest or to reimburse Class A or Class B charge-offs. If the trust does this, it will increase Class C charge-offs, and may decrease the Class C investor interest in receivables, to reflect the reallocated amount.

                                 The trust may also reallocate principal
                                   collections originally allocated to Class
                                   B, or it may reallocate Class B investor interest in receivables, to pay Class A interest or to reimburse Class A charge-offs. If the trust does this, it will increase Class B charge-offs, and may decrease the Class B investor interest in receivables, to reflect the reallocated amount.

                                 This series of certificates will not be
                                   subordinated to any other series of
                                   certificates that the trust has issued or may issue in the future.

CLEAN-UP CALL.................   SRFG will have the right to repurchase the
                                   Class A Certificates on any distribution date if:


                                      S-14

                                    - this series is in a rapid amortization
                                      period, or the proposed date of
                                      repurchase is on or after             ;
                                      and

                                    - the Class A investor interest in
                                      receivables is less than $          ,
                                      which is 10% of the face amount of the
                                      Class A Certificates.  We will
                                      determine the Class A investor
                                      interest in receivables by excluding
                                      Class A's pro rata share of the funds
                                      on deposit in the cash accounts
                                      designated as excess funding accounts.

                                 The purchase price will equal the sum of the
                                   Class A investor interest in receivables and accrued but unpaid interest on the Class A Certificates.

PARTICIPATION WITH OTHER
SERIES........................   This series is included in a group of series
                                   that the trust has designated as Group
                                   One.  SRFG has included each other
                                   outstanding series, and may include other series in the future, in Group One. Under certain circumstances, the trust may reallocate collections allocated to this series to other series in Group One. In addition, the trust may reallocate collections allocated to other series in Group One to this series. Under certain circumstances, the trust may move this series or any other series from one group to another group.

ERISA CONSIDERATIONS..........   Under the regulations issued by the
                                   Department of Labor, the trust's assets
                                   will not be considered plan assets of any employee benefit plan that holds interests in the Class A Certificates if the Class A Certificates meet the requirements necessary to be considered publicly offered securities. One of those requirements is that, upon completion of the public offering under this prospectus supplement, at least 100 persons independent of SRFG and each other hold interests in the Class A Certificates. The underwriters expect, although they cannot assure you, that at least 100 independent persons will hold interests in the Class A Certificates. SRFG also expects that the other requirements will be met so that the Class A Certificates will be considered publicly offered securities. If, however, the Class A Certificates do not meet the requirements of a publicly offered security and the trust's assets are considered to be plan assets of an employee benefit plan, then the prohibited transaction rules of ERISA may apply to certain transactions involving the trust's assets. Accordingly, employee benefit plans should consult their counsel before purchasing Class A Certificates. See "ERISA

                                      S-15

                                   Considerations" in the prospectus for
                                   additional information concerning this and other ERISA issues.

TAX STATUS....................   Sears and SRFG will receive an opinion of
                                   counsel that, although the matter is not free from doubt, the Class A Certificates will be treated as debt for federal income tax purposes. If you hold a beneficial interest in a Class A Certificate, you should:

                                    - include in your gross income all
                                      interest paid or accrued on your
                                      certificate;

                                    - include in your gross income a ratable
                                      share of any de minimis original issue
                                      discount as principal payments are made
                                      on your certificate; and

                                    - treat as a return of capital any
                                      principal payments on your certificate,
                                      to the extent of your allocable basis
                                      in your certificate.

                                 Payments on the Class A Certificates held by
                                   foreign persons will generally be exempt from United States federal income tax and withholding, subject to compliance with applicable certification requirements. See "Federal Income Tax Consequences" and "State Tax Consequences" in the prospectus for information concerning the application of tax laws.

REGISTRATION, CLEARANCE AND
  SETTLEMENT..................   Your Class A Certificate will be registered
                                   in the name of Cede & Co., as the nominee of DTC. You will not receive a definitive certificate representing your interest in the trust's assets, except in limited circumstances. See "The Certificates-- Book-Entry Registration-Definitive
                                   Certificates" in the prospectus for more detailed information.

                                 You may elect to hold your Class A
                                   Certificate through one of the following clearing organizations, all of which permit transfers of securities or interests in securities by computer entries instead of paper transfers:

                                    - DTC in the United States;

                                    - Cedelbank in Europe; or

                                    - the Euroclear System in Europe.

                                 You may transfer your interest within DTC,
                                   Cedelbank or Euroclear in accordance with the usual rules and operating procedures of the relevant system. Parties holding

                                       S-16

                                   directly or indirectly through DTC, on the one hand, and other parties holding directly or indirectly through Cedelbank or Euroclear, on the other hand, may make cross-market transfers through the relevant depositories of Cedelbank and Euroclear. See "The Certificates--Book-Entry Registration" in the prospectus for more detailed information.

                                 SRFG expects to deliver the Class A
                                   Certificates in book-entry form through
                                   the facilities of DTC, Cedelbank and
                                   Euroclear on or about                  .

CLASS A CERTIFICATE RATING....   The trust will issue the Class A
                                   Certificates only if at least two
                                   nationally recognized rating agencies
                                   rate the Class A Certificates in the
                                   highest rating category.  The rating
                                   agencies base their ratings primarily on the value of the trust's receivables and the subordination of the Class B Certificates and the Class C Certificates. See "Risk Factors--Rating of the Certificates."


                                      S-17

                                  RISK FACTORS

SUBORDINATION OF THE CLASS B AND CLASS C CERTIFICATES;
LIMITED SUBORDINATION

     You should consider the following six aspects of the subordination provisions:

     - First, the trust will use all finance charge collections for this series and other income for this series, including amounts allocated to the Class B investor interest in receivables and the Class C investor interest in receivables, to pay Class A interest first, then Class B interest, if any, and finally Class C interest, if any.

     - Second, the trust will use remaining finance charge collections for this series and other income for this series to reimburse Class A charge-offs first, then Class B charge-offs and finally Class C charge-offs. Class A charge-offs that are not reimbursed will result in a reduction of the aggregate amount of principal and interest you ultimately receive on your Class A Certificate.

     - Third, the trust will not use Class B principal collections or Class C principal collections to pay Class A principal, although it may use Class B principal collections or Class C principal collections in some circumstances to pay Class A interest or to reimburse Class A charge-offs.

     - Fourth, if the trust allocates charge-offs to the Class A Certificates or the Class B Certificates that it cannot otherwise reimburse, it will reallocate the Class C investor interest in receivables to reimburse those charge-offs. For example, if the Class A investor interest in receivables was $500, no subordination was available, and the trust could not reimburse $3 of Class A charge-offs, the trust would reduce the Class A investor interest in receivables to $497. If, however, the Class C investor interest in receivables at that time was $20, the trust would instead reallocate $3 of this interest to reimburse those Class A charge-offs; the Class A investor interest in receivables would remain at $500 and the trust would reduce the Class C investor interest in receivables to $17. Similarly, if the trust allocates charge-offs to the Class A Certificates that it cannot otherwise reimburse, and the Class C investor interest in receivables is zero, the trust will reallocate the Class B investor interest in receivables to reimburse those charge-offs.

     - Fifth, the trust may pay a portion of Class C principal during the revolving period if Moody's and Standard and Poor's advise SRFG that this will not cause them to reduce or withdraw their ratings on the Class A Certificates. The trust will pay limited amounts of Class C principal during the controlled amortization period as the trust pays Class A principal. The Class C investor interest in receivables will decline by the amount of these payments.

     - Sixth, the amount of collections allocated to each class is generally related to its class investor interest in receivables, so reductions in the Class B investor interest in receivables or the Class C investor interest in receivables may also reduce the amount of collections allocated to these classes and to this series in later months. However, once a rapid amortization event occurs, the trust will generally use the class investor interest in receivables immediately prior to the rapid amortization event to allocate collections to each class.

Although the Class B Certificates and the Class C Certificates provide credit enhancement to the Class A Certificates, and the Class C Certificates provide credit enhancement to the Class B Certificates, the amount of this credit enhancement is limited by the class investor interest in receivables of each subordinate class. If you own a Class A Certificate and both the Class C investor interest in receivables and the Class B investor interest in receivables are reduced to zero, you will bear directly all credit and other

                                      S-18

risks associated with your interest in the trust. To the extent that the trust cannot fully reinstate any reduction in your class investor interest in receivables, the aggregate amount of principal you ultimately receive will be less than the face amount of your certificates. We encourage you to review the cash flows for this series, summarized in "The Certificates--Cash Flows," which describe in greater detail how the trust prioritizes allocations, payments and reimbursements.

LIMITED ABILITY TO RESELL CERTIFICATES

     We anticipate that the underwriters will make a market in the certificates. A secondary market, however, may not develop. If a secondary market does develop, it might not continue until your certificates mature, or it might not be sufficiently liquid to allow you to resell any of your certificates.

RATING OF THE CERTIFICATES

     The ratings assigned by a rating agency to the certificates are not a recommendation to purchase, hold or sell the certificates. These ratings do not address the market price of the certificates or whether the certificates are suitable for you. A rating agency may lower or withdraw its rating at any time. The rating agencies do not evaluate, and the ratings do not address, the likelihood that the trust will pay the entire outstanding principal amount of your certificates on or before any scheduled payment date.

EFFECTS OF THE SELECTION PROCESS, SEASONING AND PERFORMANCE
CHARACTERISTICS

     The performance of the trust's accounts will affect the extent to which the trust has sufficient funds to pay principal and interest to you when scheduled. Although Sears selected the accounts for the trust at random from the Sears portfolio, the performance of the trust's accounts may be different from the performance of the Sears portfolio because:

         - the payment performance of the obligors on the trust's accounts may differ from the overall payment performance of the obligors on the Sears portfolio;

         - the pool of receivables in the trust may not contain receivables in accounts from every state and does not contain receivables in accounts from Puerto Rico; and

         - the pool of receivables in the trust may not contain receivables in accounts previously segregated into pools.

     SRFG has designated additional accounts to be included as trust accounts, and, in the future, SRFG may voluntarily, or may be obligated to, designate additional accounts to be included as trust accounts. The performance of any additional trust accounts may be different from the performance of the trust's existing accounts and the Sears portfolio for the reasons noted above. Additional trust accounts also may include additional types of accounts issued by Sears National Bank from time to time.

     In the future, SRFG may voluntarily, or may be obligated to, add to the trust participation interests in pools of credit card receivables. The terms governing those credit card receivables may be different from the terms governing the receivables in the trust's accounts and the receivables in the Sears portfolio. Consequently, the performance of these pools of credit card receivables may be different from the performance of the trust's accounts and the Sears portfolio.


                                      S-19

ABILITY TO CHANGE TERMS OF THE RECEIVABLES

     Sears National Bank, Sears or their affiliates, as applicable, may change the terms governing the trust's accounts so long as the bank, Sears or their affiliates, as applicable, also change the terms governing similarly situated accounts arising in the same jurisdiction. The bank, Sears or their affiliates, as applicable, retain the right to prevent any credit account customer, or all of the credit account customers within a particular jurisdiction, from creating new receivables in a trust account. If the bank, Sears or their affiliates exercise their right to change the terms of an account or to prevent the creation of receivables in a trust account, then the amount of the receivables generated in the trust's accounts might significantly decline. That decline could cause SRFG's residual interest in the trust to decline to an amount that would require SRFG to contribute to the trust the receivables in additional accounts or participation interests in other pools of credit card receivables in order to avoid a rapid amortization event.

     In connection with the operation of the credit business, the bank and Sears reserve the right to change their credit evaluation policies at any time. The bank and Sears cannot assure you that these policies will not have a material adverse effect on the level of charge-offs on the trust's accounts.

EFFECTS OF RAPID AMORTIZATION EVENT

     If a rapid amortization event occurs:

       - you may receive payments of principal earlier or later than scheduled, which could cause the average life and maturity of your certificates to be significantly reduced or extended and the yield to maturity to be significantly affected; and

       - we cannot predict how much principal the trust will pay you in any month, how long it will take to pay your invested amount in full, or whether you will ultimately receive an aggregate amount of principal less than the face amount of your certificates.

PAYMENT RATES, GENERATION OF RECEIVABLES AND MATURITY

     Monthly payment rates on the trust's receivables may vary because, among other things, credit account customers may not make their required minimum payments, may pay only the minimum required payments or may pay up to their entire outstanding balance. We cannot predict the credit account customers' actual future payment rates.

     Monthly payment rates, as well as the rate at which credit account customers purchase goods and services with their accounts, may also vary because of a variety of social, legal and economic factors, as well as customer's seasonal purchasing and payment habits. Because customers may use their credit accounts only to purchase goods and services sold and made available through Sears stores and its affiliates, licensees or concessionaires, the trust is dependent upon sales at Sears stores to generate receivables. The retail industry is highly competitive.
Although Sears is among the largest retailers in the world on the basis of sales of merchandise and services, it has numerous competitors. Also, in addition to Sears and Sears National Bank's credit plans, customers of Sears or its affiliates, licensees or concessionaires may use third-party credit cards, personal checks or cash to make purchases. Because of the interest rates and other benefits available through other credit sources, customers may not use or carry balances on various Sears or bank credit plans.
We cannot assure you that these economic, competitive and social factors and the availability of these other credit sources will not reduce the rate at which the trust's receivables are generated.

     Because we cannot predict future payment rates or assure you that additional receivables will be generated in the trust's accounts, we cannot predict the actual rate at which the trust will pay principal to you or whether the terms of any subsequently issued series might affect the amount or timing

                                      S-20

of any payment of principal to you. Any delay in the payment of principal for this series will extend the period during which the trust may allocate charged-off receivables to this series. In addition, increased convenience use, where credit account customers pay their receivables within the grace period to avoid all finance charges, might:

       -  decrease the effective yield on the receivables in the trust; and
       -  cause SRFG's residual interest in the trust to decline.

     A significant decline in the amount of receivables generated in the trust's accounts might cause SRFG's residual interest in the trust to decline to an amount that would require SRFG to contribute to the trust the receivables in additional accounts or participation interests in other pools of credit card receivables in order to avoid a rapid amortization event.

INVESTOR RISK OF LOSS

     You will only receive payments of interest and principal on your certificates to the extent that the trust has funds available to make these payments. The trust will allocate charged-off receivables to your certificates each month, and will reimburse you for those charge-offs, only to the extent that the trust has funds available to make those reimbursements. You should review the cash flow provisions described in "The Certificates--Cash Flows" to understand the priority in which the trust allocates its assets to pay interest and principal and to reimburse charge-offs on this series and other series. To the extent the trust cannot fully reimburse your charge-offs, the aggregate amount of principal you ultimately receive will be less than the face amount of your certificates. In addition, the amount of collections allocated to your class of certificates may be related to your investor interest in receivables, so reductions in your investor interest in receivables due to unreimbursed charge-offs may also reduce the amount of collections allocated to you in later months.

ISSUANCE OF ADDITIONAL SERIES AND ADDITIONAL CERTIFICATES

     SRFG expects the trust to issue from time to time other series of certificates without your review of the series terms or your consent. SRFG may also direct the trustee to have the trust issue additional certificates in this series. We cannot assure you that the issuance of one or more additional series in the future, or the issuance of additional certificates in this series, will not affect the timing and amount of the trust's payments to you.

     In 1998, SRFG agreed to add additional funds to the trust. These additional funds are a pro rata share of the amounts the servicer collects on the receivables that it had previously charged off as uncollectible, including amounts received from the sale of charged-off receivables. See
"The Certificates--Series Additional Funds." The trust allocates additional funds among the outstanding series of certificates, but does not allocate any of the additional funds to SRFG based on SRFG's residual interest in the trust. Accordingly, when the trust issues a new series, the pro rata share of additional funds allocated to this series will decline as the trust allocates a portion of those additional funds to the new series. Similarly, when the trust issues additional certificates in this series, the pro rata share of additional funds allocated to each certificate will decline as the trust allocates a portion of additional funds to the additional certificates.

EFFECT AND LIMITED AVAILABILITY OF REALLOCATIONS

     Collections originally allocated to another series in your group may be reallocated to you during the controlled amortization period for this series, and in reliance on principal collections from those other series the percentage the trust uses to allocate principal collections to you may decline. If a rapid amortization event occurs for a series from which your series received collections:

       - you will no longer receive reallocated principal collections from that series;

                                      S-21


       - the trust may not allocate enough principal collections to you to pay all of your principal when scheduled; and

       -  the trust's payments of principal to you may be delayed or reduced.

The provisions in the Series Supplement for this series that permit the trust to reallocate collections from other series to this series will be effective only to the extent that the Series Supplement for another series in your group also permits reallocations. SRFG is not obligated, however, to establish or issue any series from which collections may be reallocated. See "The Certificates--Reallocations and Subordination of Collections" in the prospectus for additional information.

     We cannot assure you that SRFG will not move a series from its original group to a new group, including a new group with no other series then outstanding. If SRFG moves this series from Group One, or moves the other series in Group One to a new group, or moves series from another group to Group One, you may no longer be entitled to reallocations or different reallocation provisions may apply. We have described this in more detail in "The Certificates--Reallocation of Series Among Groups" in the prospectus.

FLOATING PRINCIPAL ALLOCATION

     The trust allocates principal collections to each class of this series based on its class percentage, which in general is proportionate to its class investor interest in receivables. As the trust pays Class A principal for this series, we expect this series to receive fewer principal collections in each month to reflect its declining interest in the receivables in the trust. In these circumstances, the trust will use reallocations from other series to this series to make scheduled principal payments. If adequate reallocations will not be available, the trust will determine the class percentage of principal collections for each class of this series using a fixed class investor interest in receivables that does not decline as the trust pays principal to that class. If a rapid amortization event occurs for any series that would have reallocated principal collections to this series:

     - this series may no longer receive reallocations adequate for the trust to make the scheduled Class A principal payments; and

     - the class percentages of principal collections for each class of this series may have declined to levels that will not allow the trust to allocate sufficient principal collections to this series to make these scheduled principal payments.

Consequently, the trust may not be able to pay Class A principal in full and on time. We encourage you to review the information and the definition of "Class Percentage" in "The Certificates--Series Collections and Charge-offs" in this prospectus supplement for more information about how the trust uses class percentages to allocate principal collections to this series and how the trust calculates those class percentages.

EFFECT OF PAIRED SERIES

     During the controlled amortization period for this series, the trust may issue a second, or paired, series that is effectively supported by the same principal receivables that support this series. As the trust pays principal to this series, this series' investor interest in receivables will decline, but the monthly principal payment on this series will not decline. To make a constant monthly principal payment in spite of a declining investor interest in receivables, the trust will maintain an amount of principal receivables to support this series that exceeds this series' investor interest in receivables during the controlled amortization period. To finance these excess principal receivables, the trust may issue a paired series. Initially the trust will allocate a smaller share of principal collections to the paired series than it would if it were not a paired series. However, if a rapid amortization event for the paired series occurs before the trust pays


                                      S-22

in full the principal for this series:

       - SRFG may allocate principal collections to the paired series that it would otherwise have allocated to this series, thereby reducing your share of the amount of principal collections allocated to you;

       -  you may receive smaller principal payments than scheduled; and

       -  the trust's final payment of principal to you may be delayed.

The trust will not seek your review or consent before it issues a paired series. The outstanding principal amount of any paired series may vary over time. The rapid amortization events for a paired series may vary from the rapid amortization events for the series with which it is paired. In particular, the rapid amortization events for a paired series may include events that are unrelated to the status of SRFG, the servicer or the receivables, including events that relate to the continued availability and rating of third-party providers of credit enhancement to the paired series.

SECURITY INTERESTS AND INSOLVENCY RELATED MATTERS

     Sears National Bank has granted to Sears all of its right, title and interest in and to any of the trust's receivables originated by the bank under the Assignment of Accounts and Sale of Receivables Agreement dated as of September 15, 1994, as amended, between the bank and Sears, which we refer to as the Assignment Agreement. Because a receiver or conservator of the bank may argue that this transaction was a pledge of the receivables rather than an absolute transfer, the bank also granted Sears a security interest in the receivables under the Assignment Agreement. Sears has taken certain actions to perfect its security interest in the receivables. In general, a security interest in receivables is perfected if it can be enforced not only against the person granting it but also against creditors of that person who might want to claim those receivables. Typically, a security interest in receivables is perfected by notice, for example, through a filing.

     A receiver or conservator of Sears National Bank should not be able to avoid Sears security interest in, or recover payments made by credit account customers on, the receivables if Sears has validly perfected this security interest before an insolvency of the bank occurs and if Sears did not take the security interest to hinder, delay or defraud the bank or its creditors. If, however, a receiver or conservator of the bank asserts a contrary position or requires the trust to establish its right to cash collections by submitting a claim and completing the administrative claims procedure established under the Federal Deposit Insurance Act, as amended, the trust's payments to you may be delayed or reduced. We have explained these issues in more detail in "The Credit Card Bank" and "Legal Matters Relating to the Receivables-- Insolvency Related Matters" in the prospectus.

     Sears and SRFG intend the transfer of the trust's receivables from Sears to SRFG to be an absolute transfer of those receivables to SRFG and will treat it as an absolute transfer. As an absolute transfer, those receivables would not be a part of any Sears bankruptcy estate and would not be available to Sears creditors. However, if Sears became insolvent, the bankruptcy trustee, a creditor of Sears, or Sears as debtor-in-possession could attempt to argue that the transaction between Sears and SRFG was a pledge of those

                                      S-23

receivables rather than an absolute transfer. This position, if accepted by a court, could prevent the trust from making timely payments to you.

     SRFG has taken actions required to perfect the trust's interest in its receivables. However, unless SRFG files continuation statements from time to time within the time specified in the Uniform Commercial Code to continue the perfection of the trust's security interest in those receivables, the perfection of the security interest will lapse. In addition, more than one person can have a perfected security interest in the same receivables, and the person with the higher priority--which is determined by statute--will have the first claim to the property. Consequently, a tax or other statutory lien on property of Sears or Sears National Bank arising before receivables come into existence may have priority over the trust's interest in those receivables. See "--Legislation," in this prospectus supplement and "The Credit Card Bank" and "Legal Matters Relating to the Receivables" in the prospectus for additional information.

     If Sears short-term debt rating is increased to A-1/P-1, Sears may use all collections allocable to the certificates as a loan until each distribution date. In the event of a bankruptcy of Sears, the trust may not have a perfected interest in those collections loaned to Sears by the trust. We have described these issues in more detail in "Legal Matters Relating to the Receivables--Transfer of Receivables" in the prospectus.

CONSUMER PROTECTION AND REGULATORY CREDIT LAWS

     The trust's accounts and the receivables in the trust are subject to numerous federal and state consumer protection and state regulatory laws that impose requirements on the making and enforcement of consumer credit. These laws, and any new laws or rulings that may be adopted, may adversely affect Sears and Sears National Bank's ability to collect the receivables in the trust or maintain the current level of finance and other charges. If Sears or the bank does not comply with these requirements, it could adversely affect the servicer's ability to collect the receivables in the trust. For example, the federal Truth in Lending Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and their related regulations impose extensive procedural obligations upon Sears. A credit recipient may assert violations of these consumer protection laws as a setoff against his or her obligation to pay amounts owed on an account or as claims against Sears. SRFG has covenanted to repurchase trust receivables if the requirements of such statutes have not been complied with, if the failure has a material adverse effect on the trust's interest in all the trust's receivables. Federal and state bankruptcy laws and debtor relief laws also may prevent Sears from fully collecting amounts owed.

     We do not anticipate that the trustee will examine the receivables in the trust or the records relating to them to establish whether defects exist in the trust's accounts or for any other purpose. We discuss these issues more fully in "Legal Matters Relating to the Receivables--Consumer Protection Laws and Debtor Relief Laws Applicable to the Receivables" in the prospectus.

LEGISLATION

     We cannot assure you that a federal or state legislature will not enact legislation that would substantially reduce finance charge revenue or impair collection of receivables. A reduction in finance or other charges could reduce the yield on the receivables in the trust and, therefore, the amounts available to pay interest to you or to reimburse charged-off receivables. If this type of legislation limited finance or other charge revenue to a sufficiently low level, the trust has structural features that SRFG could use, with approval of Moody's and Standard and Poor's, to enhance yield. We cannot assure you, however, that SRFG will use these structural features or that they would be sufficient to compensate for a decline in yield.



                                      S-24

    	Below, we use some terms that are capitalized. We have defined these terms in the Glossary of Terms beginning at page S-64.

                             SEARS CREDIT BUSINESS

GENERAL

     Sears National Bank issues three primary types of open-end revolving credit plans, or accounts, under which customers may purchase goods and services sold and made available through Sears stores and its affiliates, licensees or concessionaires. We refer to all of these accounts, together with other credit products formerly issued by Sears, and the receivables arising under them, as the Sears portfolio. If the receivables arising under an account are part of the trust's assets, we refer to that account as an "Account" and the receivables in that account as "Receivables." The three primary types of accounts are:

     - Sears Card: Sears Card is the traditional charge card that customers may use to purchase goods and services, generally in an amount up to the customer's credit limit. Sears Card receivables accounted for
       approximately   % of the Sears portfolio as of the end of            .

     - SearsCharge PLUS: Customers in most states may use SearsCharge PLUS
       to purchase certain merchandise that costs at least $             ,
       if their account is new, or $    , if they have an existing account.
       SearsCharge PLUS receivables accounted for approximately  % of the
       Sears portfolio as of the end of             .

     - Sears Home Improvement Account: Under Sears Home Improvement Accounts ("SHIAs") customers may only purchase various goods and services relating to home improvements. SHIA and its predecessors' receivables accounted for approximately % of the Sears portfolio as
       of the end of            .

Each of these three types of accounts requires different minimum monthly payments, and the bank imposes different finance charges on outstanding balances under each type of account. The bank may alter the terms of these accounts or issue additional types of accounts from time to time.

     Sears and the bank service all the accounts in the Sears portfolio at:

     - nine regional credit card operations centers, each located in a different state;

     - a national account authorization center;

     - four credit processing centers;

     - Sears headquarters in Hoffman Estates, Illinois; and

     - the bank's headquarters in Tempe, Arizona.

The bank and Sears have entered into agreements under which Sears acts as the primary servicer of all the Receivables that Sears has designated with respect to the trust. The Sears Credit Department and the bank employ
approximately         individuals on a full-time or part-time basis.

CREDIT GRANTING PROCEDURES

     Each credit account customer enters into a credit agreement with Sears National Bank (the "Account Issuer") governing the terms and conditions of the account. A small percentage of existing accounts that Sears issued continue to be governed by credit agreements between the customer and Sears. With respect to these accounts, Sears is also an "Account Issuer." Because each state regulates retail charge accounts differently, the terms of the credit agreements for accounts still owned by Sears are not identical nationally. The Account Issuer reserves the right to change credit terms, including the

                                      S-25

rate of the finance charge, upon notice. In addition, the Account Issuer and, when applicable, its affiliates take a purchase money security interest to the extent permitted by law in all goods that customers purchase through their accounts.

     The Account Issuer uses statistical scoring models to enhance its ability to evaluate the creditworthiness of an applicant and minimize its exposure to high credit risk individuals. The Account Issuer also uses scoring models to evaluate existing accounts, modify credit limits and approve purchases that exceed a customer's credit limit. The Account Issuer tracks and audits model performance to assure that the model is recommending appropriate credit decisions.

     The Account Issuer obtains credit bureau reports, including risk scores prepared by the credit bureau, from an independent credit reporting agency for all applications. The applicable credit bureau report is used as an input to scoring models that recommend whether or not to approve an application based on all available predictive information about that applicant.

     The bank periodically issues pre-screened accounts. It obtains lists of applicants for pre-screened accounts from credit bureaus or other list sources. The credit bureaus qualify the lists without regard to the source of the list based on credit criteria specified by the bank.

     In the year ended              , the Account Issuers approved on
average approximately         new accounts each month. Approximately
million accounts in the Sears portfolio had been active during the billing
cycles that ended in              .  This total excludes accounts from Puerto
Rico, which are not included in the Accounts. The number of active accounts tends to be higher in the fourth quarter of the year.

BILLING AND PAYMENTS

     The accounts have various billing cycles, which are not based on the historical or expected performance of the accounts. Each billing cycle has a separate monthly billing date; the billing cycle is the period of approximately 30 days ending on that billing date. On each billing date, Sears and Sears National Bank process and bill customers for their purchases and related finance charges and fees for the billing cycle.

     The accounts have various billing and payment structures, including varying minimum payment levels and finance charges. This "--Billing and Payments" section contains information on the most common current billing and payment characteristics of these accounts, although practices in some states vary in accordance with local law.

     Sears or the bank sends monthly billing statements to customers who have more than $1.00 of outstanding charges or credits. Each month, except in certain circumstances involving prepayment, low balances or special promotions, a Sears Card customer generally must make a minimum payment equal to:

     - 1/42 of the amount outstanding on the customer's account; plus

     - any amount that is past due.

     The bank assesses a finance charge on Sears Card accounts each month a credit account customer has an unpaid balance from a prior month. The bank calculates the finance charge by multiplying the daily balances of the account for each day of the billing period by the applicable daily periodic finance charge rate. The daily balance owing on an account equals:

     - the account balance at the start of the day; plus


                                      S-26

     - new purchases, unpaid finance charges, late payment charges, returned payment charges and insurance charges, if any; minus

     - payments and credits processed that day.

The bank does not assess finance charges on purchases during a billing cycle if the customer pays the entire account balance shown on the billing statement for that billing cycle on or before the account's due date.

     Currently, the equivalent annual rate of periodic finance charge on Sears Card and SearsCharge PLUS accounts is generally 21% and the rate on SHIAs is 15.9%. However, Sears new credit card receivables processing system, described in "--Collection Efforts" below, allows the bank and Sears to change the terms of accounts based on the performance of the accounts, or otherwise, including changing the minimum monthly payment, changing the annual rate of periodic finance charge or offering variable rate accounts. The Account Issuers are testing accounts with various finance charge rates, along with other product and pricing strategies designed to increase customers' utilization of credit. The Account Issuers have solicited new cardholders and issued accounts with various introductory and subsequent rates.

     The bank may allow special credit promotions, in conjunction with Sears, which permit customers to defer payments, in some circumstances without incurring finance charges, for limited periods of time. For example, the bank may have a "zero-percent financing" promotion. If credit account customers make purchases during the promotion, they will not be billed for those purchases for a specified period, generally ranging from three to twelve months. During the promotion period:

     - customers are not required to make payments on the balance for those purchases; and

     - customers will not accrue finance charges on that balance.

The bank will assess customary finance charges in the usual manner on the unpaid promotional balance after the promotion period ends. The Accounts may include Principal Receivables originated during zero-percent financing promotions or other promotions.

COLLECTION EFFORTS

     Sears personnel who staff the regional credit card operations centers make most of the efforts to collect past due receivables. In some instances, however, Sears retains collection agencies and attorneys. Under current practices, Sears requests payment of overdue amounts on all billing statements with past due balances. Collections personnel generally initiate telephone contact with credit account customers who have not paid their past due balances by the first billing date after they have been notified that their account is past due. Sears begins telephone contact for high risk/high balance accounts sooner. If the customer does not pay after the initial telephone contact, Sears or its agent continues to contact the customer by telephone and by mail. Sears may also arrange with credit account customers to extend or otherwise change payment schedules.

     The following discussion and analysis of Sears conversion to a new credit card receivables processing system contains forward-looking statements that involve risks and uncertainties. The actual effects of this conversion could differ materially from those anticipated in the forward-looking statements as a result of certain factors including, but not limited to, changes in social and economic factors and credit policies that affect delinquencies, charge-offs and customer payment behaviors. In addition, numerous other social and economic factors and credit policies may also affect delinquency and charge-off levels following the conversion.


                                      S-27

     In May 1998, Sears entered into an agreement with Total System Services, Inc. ("TSYS") to provide processing services relating to the Sears portfolio, including the Receivables. The new system will allow Sears and the bank to enhance their customer relationships and improve service support of Sears multiple business formats. Sears converted from its proprietary processing system to a TSYS processing system in three phases, completing the first in October 1998 (affecting approximately 12% of the accounts in the Sears portfolio), the second in March 1999 (affecting approximately 38% of accounts), and the last in April 1999 (affecting the remaining 50% of accounts). TSYS now processes all accounts.

     The new processing system also has enabled Sears to change its methodology for aging and charging off accounts. Under the new aging methodology, a customer's account generally is considered delinquent when the customer has failed to make a required payment in each of the last three billing cycles. Formerly, under Sears proprietary credit system, an account generally was considered delinquent when the customer's cumulative past due balance was three or more times the scheduled minimum monthly payment. As a result, accounts generally are considered delinquent earlier and charged off sooner under the TSYS system than was the case under the former, proprietary system. Changes in delinquency status based on changes in methodology reflect a reclassification of account status rather than a change in actual performance of the account.

     Under the new charge-off methodology, Sears generally charges off an account automatically when a customer has failed to make a required payment in each of the eight billing cycles following a missed payment. Under Sears former, proprietary system, Sears generally charged off an account automatically when the account's cumulative past due balance was at least eight times the scheduled minimum monthly payment. The old system permitted and the new system permits Sears to charge off accounts earlier if the credit account customer initiates bankruptcy proceedings.

     To assess the potential effect of the new aging methodology, Sears used historical account activity for a 10% random sample of accounts to simulate the differences between the historical methodology and the new methodology. Under the simulations, delinquencies as a percentage of managed receivables at the conversion date were approximately 275 to 300 basis points higher than under the proprietary system. After a transition period of approximately eight months, the change in delinquency levels decreased to approximately 200 basis points above the levels reported under the historical methodology. Based on the simulations, Sears believes that delinquency trends over the three-year period covered in the simulations would have been consistent under either methodology.

     The simulations also modeled the gross charge-offs that would have been reported under the new methodology based upon the actual transaction activity of the 10% sample of accounts. Under the simulations, using historical account activity, the percentage of account balances charged off as uncollectible increased in the range of 75 to 100 basis points during the eight-month period after the conversion date. The increase then declined over the next four months. An increase in gross charge-off levels in the range of 15 to 25 basis points remained after this twelve-month period. The actual effect of the new methodology on charge-offs cannot be predicted or determined with precision, and may be offset in part by benefits of earlier collection efforts due to an earlier recognition of delinquencies and improved authorization and line management strategies.

     Over time, Sears and the bank may change the credit evaluation, servicing and charge-off policies and collection practices that they apply to the Accounts in accordance with their business judgment and applicable law. Under the Pooling and Servicing Agreement, SRFG retains all recoveries on charged-off Receivables; however, SRFG has agreed to add to the trust

                                      S-28

certain recoveries it receives on receivables owned by it in accounts that Sears has charged off as uncollectible. See "The Certificates--Additional Funds" in the prospectus.

EFFECTS OF THE SELECTION PROCESS

     Sears selected the Accounts for the trust, including additional Accounts, in a manner intended to include Sears Card and SearsCharge PLUS accounts and SHIAs. The Accounts may contain a higher or lower percentage of newly solicited or unseasoned accounts than the Sears portfolio, in part due to the following factors:

     - Sears did not select the Accounts according to the creditworthiness of the credit account customers, except that Sears did not select charged-off accounts;

     - Sears selected some of the Accounts from previously segregated pools of more seasoned accounts; and

     - Sears selected some of the Accounts from accounts not previously segregated into pools.

Sears generally does not charge off a new account until at least eight months after a customer has failed to make a payment. Thus, charge-offs for new accounts will generally be more variable than for more seasoned accounts.
The Receivables will include delinquent Receivables and may include amounts owed by credit account customers who are about to become bankrupt or insolvent.

     Sears believes that the Accounts are distributed geographically in similar proportions to the accounts in the Sears portfolio, except that accounts from Puerto Rico are not included in the Accounts. Receivables from
accounts from Puerto Rico represented    %,    % and    % of the receivable
balances in the Sears portfolio as of           ,            and           ,
respectively.

     Sears makes all monthly calculations for the trust based on the activity during the Accounts' billing cycles ending in that month. We refer to each of these billing cycles as a "Due Period." For example, on the
October      distribution date, monthly collections will be based on the
September      Due Period and will reflect activity for billing cycles
beginning at the opening of business on various days in August      and
ending at the close of business on various days in September      with
respect to the Accounts in each of the billing cycles. The amount of Principal Receivables and Finance Charge Receivables billed to the Accounts
as of the last day of the Due Period ending in              equaled $
and $           , respectively. Under the Pooling and Servicing Agreement,
SRFG has the right, and in some circumstances, the obligation, to designate additional accounts to be included as Accounts, or to add participation interests in other pools of receivables to the trust, subject to certain conditions.

     Sears has no reason to believe that the performance characteristics of the Accounts will not be representative of the Sears portfolio in all material respects. However, based on historical experience, fixed pools of accounts like the Accounts in general experience somewhat higher yields and charge-offs and more volatile performance characteristics than the Sears portfolio and monthly variations tend to be greater than annual changes. We also note that Sears calculates certain performance statistics for the trust in accordance with the terms of the Pooling and Servicing Agreement, instead of in accordance with generally accepted accounting principles. You should expect the reported performance statistics for the Accounts in the trust to differ from the reported performance statistics for the accounts in the Sears portfolio as a result of the different calculation methodologies. See "Composition and Historical Performance of the Sears Portfolio" below.


                                      S-29

COMPOSITION AND HISTORICAL PERFORMANCE OF THE SEARS PORTFOLIO

     The tables below describe the composition and historical performance of the accounts in the Sears portfolio, excluding accounts from Puerto Rico, which are not included in the trust. These tables do not reflect the composition and historical performance of the Accounts in the trust. Sears uses different methodologies to calculate the performance characteristics of the accounts in the Sears portfolio than those the trust uses to calculate the performance characteristics of the Accounts. We have described some of these differences and the performance characteristics they may affect below.

     - The total amount of receivables in the Sears portfolio is used as the denominator for its yield and charge-off calculations. The trust uses the amount of Principal Receivables in the Accounts as the denominator for its yield and charge-off calculations. "Principal Receivables" include late fees, returned check fees and insurance charges.

     - The Sears portfolio's yield calculation includes late fees in its numerator. The trust's yield calculation does not.

     - The charge-off rate for the Sears portfolio is calculated using only charge-offs of principal receivables. The trust calculates its charge-off rate using the total amount of Receivables charged off as uncollectible.

COMPOSITION OF THE SEARS PORTFOLIO

                    COMPOSITION OF ACCOUNTS BY CREDIT LIMIT

     The following table summarizes the credit limits for accounts in the Sears portfolio. Sears based this information on accounts with balances at any time in the twenty-four months ended with the billing cycles ended
in             .



                                            PERCENTAGE OF SEARS
                                              PORTFOLIO AS OF
                                            BILLING CYCLES ENDED
                CREDIT LIMIT                  IN
                ------------                --------------------

$    0 - $   99..............................           %
   100 -    499..............................           %
   500 -    999..............................           %
 1,000 -  1,499..............................           %
 1,500 -  1,999..............................           %
 2,000 -  2,999..............................           %
 3,000 -  3,999..............................           %
 4,000 and over..............................           %
                                                     ------

                                                     100.0%
                                                     ======



                                      S-30


                                 LARGEST STATES

     The Sears portfolio is not concentrated geographically.
As of the billing cycles ended in            , the following
five states had the largest receivables balances and number of accounts:



        SEARS PORTFOLIO  CALIFORNIA  FLORIDA  NEW YORK  PENNSYLVANIA  TEXAS
        ---------------  ----------  -------  --------  ------------  -----

% of active accounts..         %         %         %           %         %
% of balances.........         %         %         %           %         %


     No other state accounted for more than 5% of the number
of active accounts in the Sears portfolio or 5% of the
balances as of the billing cycles ended in             .

                                   SEASONING

     More than   % of the accounts in the Sears portfolio
were at least five years old as of the billing cycles ended
in              . The ages of accounts in the Sears
portfolio were distributed as follows:




                                                   PERCENTAGE OF
                                                 SEARS PORTFOLIO AS
                                                     OF BILLING
                                                    CYCLES ENDED
AGE OF ACCOUNTS                                   IN
---------------                                  ------------------

Up to 1 year...................................             %
1 year up to 2 years...........................             %
2 years up to 3 years..........................             %
3 years up to 4 years..........................             %
4 years up to 5 years..........................             %
5 years up to 10 years.........................             %
10 years and older.............................             %
                                                       ------
                                                       100.0%
                                                       ======


     Sears based this information on accounts with balances
at any time in the twenty-four months ended with the billing
cycles ended in            .

                           SUMMARY YIELD INFORMATION

     The accounts in the Sears portfolio had the following annualized aggregate monthly yields:



                         THREE MONTHS  TWELVE MONTHS
                            ENDED          ENDED
                                     ,             ,

                         ------------  -------------  ------  ------  ------

Aggregate monthly yield.........  %              %         %       %       %

                                      S-31



     Aggregate monthly yield is the unweighted average of monthly yields annualized for each period shown. Sears calculates monthly yield by dividing:

     - monthly finance charges and late fees minus estimated accumulated finance charges and late fees billed to accounts charged off in that month; by

     - the balance outstanding as of the beginning of the month.

     For additional information concerning periodic finance charges, see "Sears Credit Business--Billing and Payments."


                         SUMMARY CHARGE-OFF INFORMATION

     The accounts in the Sears portfolio had the following annualized gross charge-off and recoveries percentages:



                             THREE MONTHS  TWELVE MONTHS
                                ENDED          ENDED
                                         ,             ,
                             ------------  ------------  -----  -----  -----

Gross charge-offs as a % of
balances.....                       %              %         %      %      %
Recoveries as a % of
balances............                %              %         %      %      %


     All rates shown are unweighted averages of monthly rates annualized for each period shown. Sears calculates the monthly rate by dividing:

     - either (i) the amount of charged-off receivables for that month minus estimated accumulated finance charges and late fees billed to those accounts, or (ii) the amount of recoveries for that month, as applicable; by

     - the balance outstanding as of the beginning of the month.

     For a discussion of Sears change to a new aging methodology in connection with the conversion of its proprietary receivables processing system to the TSYS account processing system, which will have an effect on gross charge-off levels, see "Sears Credit Business--Collection Efforts."

                     SUMMARY DELINQUENCY AGING INFORMATION

     The following table provides delinquency profiles based on monthly percentages for the accounts in the Sears portfolio. As more fully described in "Sears Credit Business - Collection Efforts," Sears converted from its proprietary processing system to the TSYS system beginning in October 1998 and ending in May 1999. The 1998 percentages include only results from the proprietary system; thus, they include monthly percentages for all accounts through October, then monthly percentages for the approximately 88% of accounts not converted to TSYS for November and December. The 1999 percentages include only results from the TSYS system; thus, they include monthly percentages for the accounts as converted in January through April, then for all accounts from May forward. The portions of the receivables balances converted prior to May--January 14%, February 13%, March 45% and April 70%--may not have been representative of the entire portfolio.

                                     MONTHS
                                     ENDED
                                          ,
                                 -------------    -------    -----    -----

Delinquencies as a % of balances
  60-89 days past due.............       %             %         %        %
  90-119 days past due............       %             %         %        %
  120 days or more past due.......       %             %         %        %
                                     -----         -----     -----    -----
     Total Delinquencies..........       %             %         %        %
                                     =====         =====     =====    =====

     The TSYS delinquency data reported in the rows above reflect accounts for which the customer has failed to make a required payment in each of the last three, four, and five or more billing cycles, respectively. Sears calculates delinquencies reported for accounts processed under TSYS by dividing delinquencies at the end of each month by balances at the beginning of each month.

     The proprietary system delinquency data reported in the rows above reflect the percentage of account balances for which the cumulative past due amount was three, four, and five or more times, respectively, the scheduled minimum monthly payment. Delinquencies reported under the proprietary system were calculated by dividing delinquencies as of the end of each billing cycle by balances at the beginning of that month.

                                      S-32

                           SUMMARY PAYMENT RATE INFORMATION

     The accounts in the Sears portfolio had the following monthly payment rates:



                                    TWELVE MONTHS
                                        ENDED
                                                ,
PAYMENT RATES
-------------                        -------------   -----   -----   -----

Average monthly rate.................            %       %       %       %
Highest monthly rate.................            %       %       %       %
Lowest monthly rate..................            %       %       %       %


Sears calculates the payment rate by dividing:

     - cash received during each month; by

     - the balance outstanding as of the beginning of that month.

                                THE CERTIFICATES

     The trust will issue the certificates of this series pursuant to the Pooling and Servicing Agreement and the Series Supplement. The Series Supplement will consist of two parts, a series term sheet and an annex. The annex includes

                                      S-33

detailed definitions, cash flows, payment provisions and other important provisions of this series. The annex is designed to be used for a variety of different types of series and, accordingly, contains some provisions that do not apply to this series. The series term sheet sets forth the specific terms of this series and identifies which provisions of the annex apply to this series. Although we summarize the Series Supplement in this section, our summary is not complete and we encourage you to review the Series Supplement and the Pooling and Servicing Agreement. If you write to the trustee at its principal corporate trust office, the trustee will send you, without charge, a copy of the Series Supplement, without exhibits, and the Pooling and Servicing Agreement, without exhibits. Although the Class B Certificates and Class C Certificates will be part of this series, you may not purchase them in this offering.

INVESTED AMOUNTS

     Your certificate will initially have an Invested Amount equal to its face amount. Your Invested Amount will decrease by:

     - the amount of principal we pay you; and

     - the amount of any investor loss you incur if we cannot fully reimburse the charge-offs allocated to your certificate.

The "Class A Invested Amount" will initially be $
, the "Class B Invested Amount" will initially be $
, and the "Class C Invested Amount" will initially be $
 . These Class Invested Amounts will equal the face amounts
of all certificates in the class. Each Class Invested Amount will decrease by:

     - the amount of principal we pay to investors in that class; and

     - the amount of investor losses that investors in that class incur if we cannot fully reimburse the charge-offs allocated to their certificates.

The "Series Invested Amount" will be the sum of the Class Invested Amounts for all classes in this series.

INVESTOR INTERESTS

     Your Investor Interest is your interest in Principal Receivables and certain cash amounts in the trust. In this series, your Investor Interest will always equal your Invested Amount. Consequently,

     - the Class A Investor Interest equals the Class A Invested Amount;

     - the Class B Investor Interest equals the Class B Invested Amount;

     - the Class C Investor Interest equals the Class C Invested Amount; and

     - the Series Investor Interest equals the Series Invested Amount.

For other series, including Paired Series, the Investor Interest for a certificate may be less than its Invested Amount at certain times. Accordingly, the "Aggregate Investor Interest"--which is the sum of the series Investor Interests for all series--may be less than the face amounts of all certificates issued by the trust.

INTEREST PAYMENTS

     The trust will generally pay you interest on your Invested Amount at the
interest rate of     % per year if you own a Class A Certificate. The trust
will pay you this interest on the 15th day of each month, or, if not a

                                     S-34

business day, the following business day, beginning in, if your certificate was registered in your name as of the last day of the preceding calendar month. The interest payable on any interest payment date will accrue:

     - for the first interest payment date, from and including the date the trust issues your certificate, to but excluding the 15th day of the calendar month in which that first interest payment date occurs; and

     - for each other interest payment date, from and including the preceding interest payment date, to but excluding that interest payment date.

The trust will only pay you this interest, however, to the extent that the trust has adequate funds to use for this payment in accordance with the terms of the cash flows for this series. We encourage you to review these cash flows to see how the trust uses its assets to pay interest on the certificates. See "--Cash Flows" and "Annex A--Cash Flows." As long as SRFG owns the Class B Certificates and the Class C Certificates, the trust will not pay interest on those certificates.

     The trust generally will calculate the interest payment on your certificate based on a 360-day year of twelve 30-day months. For the first interest payment date, however, the trustee will calculate the interest on your certificate based on the number of days elapsed from and including the date the trust issues your certificate, to but excluding the 15th day of the calendar month in which that first interest payment date occurs, assuming a 360-day year comprised of twelve 30-day months. The trustee will generally determine your interest payment by multiplying your Invested Amount by your interest rate, and dividing it by twelve, as shown below:

       Monthly Interest Payment Amount = Invested Amount x Interest Rate
                                         -------------------------------
                                                      12


PRINCIPAL PAYMENTS

     The amount of principal the trust pays to you each month will depend on whether this series is in the Revolving Period, the Controlled Amortization Period or the Rapid Amortization Period.


     Revolving Period. The trust will not pay principal to you during the Revolving Period. Similarly, the trust will not pay Class B principal during the Revolving Period. However, if it is permitted to do so by the Rating Agencies, the trust may pay a portion of the Class C principal during the Revolving Period. Currently, the Rating Agencies do not permit the trust to pay Class C principal during the Revolving Period. The Revolving Period
begins on the first day of the Due Period ending in                  and ends
on the day before either the Controlled Amortization Period or the Rapid Amortization Period begins.


     Controlled Amortization Period. The trust will pay principal to you during the Controlled Amortization Period to the extent that the trust has available funds to make scheduled principal payments. The trust is scheduled
to pay Class A principal in    monthly installments of $ starting on
the           distribution date and continuing on each subsequent
distribution date. The trust is scheduled to pay Class B principal in two
monthly installments of $ beginning on the            distribution date. The
trust will not, however, pay Class B principal until the trust pays the Class
A Invested Amount in full. The trust will pay up to $              of Class C
principal on each distribution date during the Controlled Amortization Period, until the first month after the Class C Invested Amount has been
reduced to or below $          . After the Class B Invested Amount has been
paid in full, the trust will pay any remaining Class C principal until the Class C Invested Amount is paid in full.

                                      S-35

     Rapid Amortization Period. The Rapid Amortization Period begins when a Rapid Amortization Event occurs. We have described the events that the trust will treat as Rapid Amortization Events for this series in "--Rapid Amortization Events." The trust will pay principal to you during the Rapid Amortization Period to the extent that it has available funds. On each distribution date related to the Rapid Amortization Period, the trust will pay Class A principal up to the Class A Invested Amount, until the Class
A Invested Amount is paid in full.


     The trust will not pay any Class B principal during the Rapid Amortization Period until the final Class A principal payment is made. Similarly, the trust will not pay any Class C principal during the Rapid Amortization Period until the final Class B principal payment is made.

     The trust will make all payments of principal to you in accordance with and in the amounts determined by the cash flows for this series. We encourage you to review these cash flows to see how the trust will use its assets to pay your principal. See "--Cash Flows" and "Annex A--Cash Flows." In no event, however, will the trust make any principal payments to you or any
other investor in this series after the               distribution date.

SUBORDINATION

     The Class B Certificates will be subordinate to the Class A Certificates, and the Class C Certificates will be subordinate to the Class A Certificates and the Class B Certificates. Accordingly, the trust will allocate certain funds to the Class A Certificates before the Class B Certificates and the Class C Certificates and will allocate certain funds to the Class B Certificates before the Class C Certificates. The subordination provisions in the cash flows for this series are summarized in "Risk Factors- -Subordination of the Class B and Class C Certificates; Limited Subordination" above.

     We encourage you to review the cash flows for this series to see how the trust prioritizes payments and reimbursements. See "--Cash Flows" and "Annex A--Cash Flows."

SERIES COLLECTIONS AND CHARGE-OFFS

     The trust allocates a pro rata share of Finance Charge Collections, Principal Collections and charge-offs to each class of this series on each distribution date based on the Class Percentage for each class. The Class Percentage generally equals the numerator set forth in the table on the following page, divided by the total amount of Principal Receivables in the trust, or by the sum of the numerators used to calculate that percentage, if that sum is a greater amount.


                                      S-36

           CLASS PERCENTAGE OF FINANCE CHARGE COLLECTIONS



                   PERIOD:                     NUMERATOR:
                   -------                     ----------
Revolving Period.................  Class Investor Interest* as of the
                                   beginning of the prior calendar month.
Controlled Amortization Period...  Class Investor Interest* as of the
                                   beginning of the prior calendar month.
Rapid Amortization Period........  Class Investor Interest* as of the end of
                                   the calendar month preceding the Rapid
                                   Amortization Event.


                   CLASS PERCENTAGE OF PRINCIPAL COLLECTIONS



                   PERIOD:                     NUMERATOR:
                   -------                     ----------

Revolving Period.................  Class Investor Interest* as of the
                                   beginning of the prior calendar month.
Controlled Amortization Period:
 No Fixed Principal Allocation
 Event                      .....  Class Investor Interest* as of the
                                   beginning of the prior calendar month.
 Fixed Principal Allocation Event  Class Investor Interest* as of the
                                   beginning of the calendar month preceding
                                   the Fixed Principal Allocation Event.
 -- and Fixed Principal
    Allocation Adjustment........  Class Investor Interest* as of the
                                   beginning of the calendar month preceding
                                   the Fixed Principal Allocation Event,
                                   multiplied by the Fixed Principal
                                   Allocation Adjustment Factor, but not less
                                   than the Class Investor Interest as of the
                                   beginning of the prior calendar month.
 -- and paired with a Paired
    Series for which a rapid
    amortization event has
    occurred.....................  To be determined by the servicer, but not less than the Class Investor Interest* as
                                   of the last day of the Revolving Period
                                   for the Paired Series.
Rapid Amortization Period........  Not less than the Class Investor Interest*
                                   as of the beginning of the calendar month in which the Rapid Amortization Event occurred.**


                        CLASS PERCENTAGE FOR CHARGE-OFFS



                   PERIOD:                  NUMERATOR:
                   -------                  ----------

All Periods...................  Class Investor Interest* as of the beginning of the prior calendar month.


------------------
 * Minus, in each case, a pro rata share of funds on deposit in the Excess Funding Account (General) and the Excess Funding Account (SRC).
** May be higher if a Fixed Principal Allocation Event has previously occurred.


                                      S-37

     Series Finance Charge Collections. The trust treats as Finance Charge Collections all collections on the Receivables in any month up to the aggregate amount of Finance Charge Receivables billed for the applicable period. The trust allocates a pro rata share of these Finance Charge Collections to each class of this series on each distribution date by multiplying the Finance Charge Collections received during the previous calendar month by the Class Percentage for that class:

Class Finance Charge Collections = Finance Charge Collections x Class
Percentage

"Series Finance Charge Collections" equal:

     - Class A Finance Charge Collections; plus

     - Class B Finance Charge Collections; plus

     - Class C Finance Charge Collections.

As the trust pays principal on this series, we expect this series to receive fewer Finance Charge Collections in each month to reflect:

     - its declining interest in the Receivables in the trust;

     - its correspondingly smaller allocation of charge-offs; and

     - its interest payments on a smaller principal amount.

However, if a Rapid Amortization Event occurs, the percentage of Finance Charge Collections allocated to this series will no longer decline because of principal payments. We encourage you to review clauses (e) and (f) of the definition of "Class Percentage" in the Glossary of Terms in this prospectus supplement, which describe in more detail how the trust calculates these pro rata shares.

     Series Principal Collections. The trust treats as Principal Collections all collections on the Receivables in any month other than amounts treated as Finance Charge Collections. The trust allocates a pro rata share of such Principal Collections to each class of this series on each distribution date by multiplying the Principal Collections received during the previous calendar month by the Class Percentage for that class:

     Class Principal Collections = Principal Collections x Class Percentage

"Series Principal Collections" equal:

     - Class A Principal Collections; plus

     - Class B Principal Collections; plus

     - Class C Principal Collections.

     As the trust pays principal on this series, we expect this series to receive fewer Principal Collections in each month to reflect its declining interest in the Receivables in the trust. For example, if this series typically received $20,000,000 in Principal Collections in each month of the Revolving Period, it might receive only $10,000,000 in Principal Collections after _______ months of the Controlled Amortization Period. The trust would use Principal Collections reallocated from other series to continue to make
the scheduled monthly Class A principal payment of $           .  If a Fixed
Principal Allocation Event occurs, however, the percentage of Principal Collections allocated to this series will no longer decline because of principal payments to the investors in this series.

     In general, a Fixed Principal Allocation Event may occur:

     - if this series would not be able to make its principal payments on time even using the amounts deposited in the Group One Principal Collections


                                      S-38


       Reallocation Account that would be available to it;

     - if the servicer elects to cause a Fixed Principal Allocation Event to occur; or

     - if a Rapid Amortization Event occurs.

If a Fixed Principal Allocation Event other than a Rapid Amortization Event occurs, and the trust subsequently issues a new series from which the servicer expects to reallocate Principal Collections to this series, the servicer may lower the Class Percentage for Principal Collections for each class of this series, subject to the limit described in the table above. We
refer to this as a "Fixed Principal Allocation Adjustment."   We encourage
you to review clauses (b), (c) and (d) of the definition of "Class Percentage" and the definitions of "Fixed Principal Allocation Event" and "Fixed Principal Allocation Adjustment" in the Glossary of Terms in this prospectus supplement, which describe in more detail how the trust calculates these pro rata shares and when a Fixed Principal Allocation Event or Fixed Principal Allocation Adjustment will occur.

     Series Charge-offs. The trust allocates a pro rata share of charge-offs to each class of this series on each distribution date by multiplying:

     - the amount of Receivables in the trust that the servicer charged off as uncollectible during the prior Due Period; minus

     - the amount of these Receivables repurchased by SRFG during that Due Period because they were in accounts that contained Receivables that were not Eligible Receivables by the Class Percentage for that class:

Class Charge-offs = (Charged-Off Receivables - Repurchased Receivables) x Class Percentage

We encourage you to review clause (a) of the definition of "Class Percentage" in the Glossary of Terms in this prospectus supplement, which describes in more detail how the trust calculates this pro rata share.

     The Class B charge-offs will also increase by:

     - the amount of Class B Principal Collections that the trust uses to pay Class A interest and reimburse Class A charge-offs in steps (17) and
       (21) of the cash flows for this series; and

     - the amount of the Class B Investor Interest used to reimburse Class A charge-offs in step (22) of the cash flows for this series.

Similarly, the Class C charge-offs will also increase by:

     - the amount of Class C Principal Collections that the trust uses to pay Class A interest and reimburse Class A charge-offs in steps (16) and
       (19) of the cash flows for this series;

     - the amount of the Class C Investor Interest used to reimburse Class A charge-offs in step (20) of the cash flows for this series;

     - the amount of Class C Principal Collections that the trust uses to pay Class B interest and reimburse Class B charge-offs in steps (18) and
       (23) of the cash flows for this series; and

                                      S-39

     - the amount of the Class C Investor Interest used to reimburse Class B charge-offs in step (24) of the cash flows for this series.

     If the trust cannot reimburse all of the charge-offs for any class in any month, it will carry forward the amount of unreimbursed charge-offs and will try to reimburse them in the following month. The unreimbursed charge-offs on any distribution date are an investor loss, and the trust reduces the Class Investor Interest and the Class Invested Amount for each class by the amount of investor loss for that class. To the extent that the trust subsequently reimburses these charge-offs, it will reinstate the Class Investor Interest and the Class Invested Amount. On any distribution date, the trust will not reinstate the Class Investor Interest and the Class Invested Amount to exceed the initial Class Investor Interest minus the aggregate amount of principal paid to investors in that class before the distribution date.

     If the trust reimburses all investor losses, it will also pay interest on those investor losses for the periods in which the interest payments to investors were reduced because of those investor losses. The trust will pay this additional interest--referred to in the Glossary of Terms in this prospectus supplement as the "Reimbursed Loss Interest Gross-up Amount"--as part of Class A interest in steps (1), (9), (16) and (17) of the cash flows, and as part of Class B interest in steps (2), (10) and (18) of the cash flows. If the Class Investor Interest is reduced to zero on any distribution date, it will not be reinstated. If your class incurs an investor loss, and the trust does not subsequently reimburse that investor loss and reinstate any reduction in your Investor Interest, the aggregate amount of principal you ultimately receive will be less than the face amount of your certificates.

SERIES YIELD COLLECTIONS

     The Series Supplement provides that a portion of Series Principal Collections may be recharacterized as "Series Yield Collections." The trust uses Series Yield Collections in the same way it uses Series Finance Charge Collections-- to pay interest and servicing fees and to reimburse charge-offs. Sears will calculate the amount of Series Yield Collections by multiplying:

     - the Series Yield Factor, by

     - the amount of Series Principal Collections.

Initially, the Series Yield Factor for this series will be zero. Sears may change the Series Yield Factor in the future, only if:

     - Sears does not reduce the Series Yield Factor below zero;

     - Sears delivers a certificate to the trustee stating that Sears reasonably believes that the change in the Series Yield Factor will not

     - delay the payment of principal for any series outstanding on the date of the change, including this series, or

     - cause a rapid amortization event to occur for any series outstanding on the date of the change, including this series; and

     - the Rating Agencies advise Sears and SRFG that the proposed change in the Series Yield Factor will not cause them to reduce or withdraw their ratings on the certificates of any series outstanding on the date of the change, including this series.

                                      S-40

Recharacterizing a portion of Series Principal Collections as Series Yield Collections may lower the amount of principal the trust may have available to make payments in any month.

SERIES INVESTMENT INCOME

     On each distribution date the trust will allocate to this series investment income earned on funds allocated to this series but not yet paid. The trust calculates the Series Investment Income on each distribution date by adding:

     - the income from the investment of funds on deposit in the Series Interest Funding Account;

     - the income from the investment of funds with respect to the Series Aggregate Excess Funding Amount;

     - this series' pro rata share of the income from the investment of funds on deposit in the Collections Account; and

     - this series' pro rata share of the income from the investment of funds on deposit in the Group One Collections Account,

in each case for the calendar month preceding the distribution date.

SERIES ADDITIONAL FUNDS

     On January 30, 1998, SRFG agreed to add additional funds to the trust. These additional funds are a pro rata share of the amounts the servicer collects on the receivables that it had previously charged off as uncollectible, including amounts received from the sale of charged-off receivables. The servicer will calculate this pro rata share by dividing the total amount of Principal Receivables in the trust by the total amount of principal receivables in the Sears portfolio. The amount of additional funds added to the trust under the agreement dated January 30, 1998, will be limited by the amount of recoveries that SRFG receives on the portfolio of charged-off receivables owned by SRFG. SRFG may in the future elect to add more cash to the trust as additional funds.

     On each distribution date, the trust will allocate to this series a pro rata share of the additional funds added to the trust on that distribution date. The trust will base the allocation on the Series Investor Interest-- adjusted to reflect only this series' interest in the Principal Receivables in the trust--on the first day of the calendar month preceding the distribution date. The trustee will deposit the additional funds allocated to this series into the Series Collections Account.

     SRFG adds additional funds based on the total amount of Principal Receivables in the trust, which is generally the sum of the Series Investor Interest for all series plus the Seller Interest, and the servicer allocates additional funds to each series based on the series investor interest, without any allocation to the Seller Interest. As a result, the amount of additional funds allocated to this series will depend not only on the amount the servicer collects on the receivables it had previously charged off, but also on the size of the Seller Interest. The Seller Interest will generally:

     - increase as credit account customers generate new Receivables in the Accounts;

     - decrease when credit account customers pay Principal Receivables;

     - decrease as the trust issues new series or additional certificates;

                                      S-41

     - increase when SRFG designates Receivables in additional Accounts to be added to the trust;

     - decrease when SRFG designates Receivables in specified Accounts to be removed from the trust; and

     - increase when the trust pays principal for any series.

REALLOCATIONS

     Under certain circumstances, the trust may reallocate to this series collections initially allocated to another series in Group One. Similarly, the trust may reallocate to another series in Group One collections initially allocated to this series. The trust will not, however, reallocate collections initially allocated to this series until the trust has made all required payments, deposits and reimbursements for this series. The trust uses the Group One Finance Charge Collections Reallocation Account and the Group One Principal Collections Reallocation Account to reallocate collections from one series to the other series.

     Group One Finance Charge Collections Reallocation Account. After the trust uses Series Finance Charge Collections and other income for this series to pay interest and servicing fees and reimburse charge-offs for this series on any distribution date, the trustee will deposit any remaining Series Finance Charge Collections and other income for this series into the Group One Finance Charge Collections Reallocation Account. Other series in Group One have similar cash flow provisions that require the trust to deposit excess Finance Charge Collections and other income in the Group One Finance Charge Collections Reallocation Account. The trust, if necessary, will use funds in the Group One Finance Charge Collections Reallocation Account to pay interest and servicing fees and to reimburse charge-offs for other series in Group One. If the trust has not been able to pay all interest and servicing fees and to reimburse all charge-offs for this series using Series Finance Charge Collections and other income for this series on and distribution date, it may draw from the Group One Finance Charge Collections Reallocation Account, in an amount proportionate to its needs, as described in steps (9) through (15) of the cash flows. Other series will also draw from this account in proportion to their needs.

     We encourage you to review the cash flows in this prospectus supplement to see how the trust, if necessary, uses funds in the Group One Finance Charge Collections Reallocation Account to pay interest and servicing fees and to reimburse charge-offs for this series.

     Group One Principal Collections Reallocation Account. During the Revolving Period, the trust will deposit into the Group One Principal Collections Reallocation Account:

     - amounts the trust uses to reimburse charge-offs for this series; and

     - Class A Principal Collections, excluding those recharacterized as Series Yield Collections.

During the Controlled Amortization Period, the trust will deposit into the Series Principal Collections Account:

     - amounts the trust uses to reimburse charge-offs for this series; and

     - Class A Principal Collections, excluding those recharacterized as Series Yield Collections.

After the trust uses the funds on deposit in the Series Principal Collections Account to pay principal for this series on any distribution date, the trustee will deposit any remaining funds into the Group One Principal Collections Reallocation Account. Other series in Group One have similar


                                      S-42


cash flow provisions that require the trust to deposit excess funds in their principal collections accounts into the Group One Principal Collections Reallocation Account. The trust uses funds in the Group One Principal Collections Reallocation Account to pay principal to series in Group One. If the trust has not been able to pay all scheduled principal payments for this series using the funds on deposit in the Series Principal Collections Account on any distribution date, it may draw from the Group One Principal Collections Reallocation Account in an amount proportionate to its needs, as described in steps (7) through (9) of the cash flows for the Controlled Amortization Period. Other series in their controlled amortization or controlled accumulation periods will also draw from this account in proportion to their needs. During the Rapid Amortization Period, if funds remain in the Group One Principal Collections Reallocation Account after the trust has drawn from the account for all series in their controlled amortization or controlled accumulation periods, the trust may draw on this account, in an amount proportionate to its needs, as described in steps (7) through (9) of the cash flows for the Rapid Amortization Period, to pay principal for this series. Other series in their rapid amortization periods will also draw from the account in proportion to their needs.

     We encourage you to review the cash flows in this prospectus supplement to see how the trust, if necessary, uses funds in the Group One Principal Collections Reallocation Account to pay principal to this series. If funds remain in the Group One Principal Collections Reallocation Account after the trust has made all required reallocations to outstanding series, including this series, the trustee will either deposit the remaining funds in the Excess Funding Account (General) or pay them to SRFG, as required by the cash flows.

INVESTOR ACCOUNTS

     The trustee has established or will establish the following accounts in the name of the trust:

     - the Series Collections Account;

     - the Series Principal Collections Account;

     - the Series Interest Funding Account;

     - the Series Distribution Account;

     - the Group One Collections Account;

     - the Group One Finance Charge Collections Reallocation Account;

     - the Group One Principal Collections Reallocation Account;

     - the Collections Account;

     - the Excess Funding Account (General); and

     - the Excess Funding Account (SRC).

Each of these accounts will be either a segregated trust account or a segregated deposit account at a bank or other institution that satisfies certain Rating Agency criteria for a Qualified Trust Institution or Eligible Institution. We refer to these accounts as "Investor Accounts." The servicer has the revocable power to instruct the trustee to make withdrawals from any Investor Account to carry out its duties under the Pooling and Servicing Agreement and the Series Supplement. The paying agent, which will initially be the trustee, will have the revocable power to withdraw funds from the Series

                                      S-43

Distribution Account and the Series Interest Funding Account to pay to investors. A successor paying agent may be appointed in the future.

     The trustee must invest funds on deposit in the Investor Accounts for more than one business day in "Permitted Investments." We describe these Permitted Investments under "The Certificates--Investment of Funds in Investor Accounts" in the prospectus.

CASH FLOWS

     We have summarized the cash flow provisions for this series and we have used familiar terms in this summary instead of the more complex defined terms that the Series Supplement uses. For example, we refer to "Class A interest" where the Series Supplement refers to the "Class A Modified Required Amount." The "Class A Modified Required Amount" is more than the simple concept of interest, however; it includes complex provisions to pay deferred interest, to reduce required interest if you lose a portion of your principal under the provisions of these cash flows, and to compensate you for that reduced interest to the extent that the trust later reimburses the lost principal. We also refer to "charge-offs" instead of "Class Cumulative Investor Charged-off Amounts," which includes amounts carried forward from prior months and certain amounts related to the effect of the subordination provisions. Because these complexities are important, we have included the full text of the Series Supplement cash flow provisions in Annex A to this prospectus supplement, and we encourage you to read Annex A and the related definitions in the Glossary of Terms in full.

     Funds Distributed to this Series. On or before each distribution date, the trustee will, acting for the trust on the servicer's instructions, withdraw the following funds from the Group One Collections Account and deposit them into the Series Collections Account:

     - Series Finance Charge Collections for the preceding month;

     - Series Principal Collections for the preceding month; and

     - Series Excess Funding Amount (SRC) for the preceding month.

     To the extent not already deposited in the Series Collections Account, the trustee will also deposit into the Series Collections Account other income for this series including:

     - Series Yield Collections;

     - Series Investment Income; and

     - Series Additional Funds that are not used to pay the Investor Servicing Fee.

     The trustee will distribute funds from the Series Collections Account as described below:

     Revolving Period. On each distribution date during the Revolving Period, the trustee, acting for the trust on the servicer's instructions, will apply funds, to the extent they are available, but only to the extent necessary to make any required payment, deposit or reimbursement, in the order set forth below to the accounts indicated below in parentheses or otherwise:

     (1) CLASS A INTEREST. The trust will use

     - Series Finance Charge Collections; and
     - other income for this series, if any,

                                      S-44

to pay Class A interest. (To the Series Distribution Account.)

     (2) CLASS B INTEREST. The trust will use

     - Series Finance Charge Collections remaining after step (1); and
     - other income for this series remaining after step (1)

to pay Class B interest, if any. (To the Series Distribution Account.)

     (3) CLASS C INTEREST. The trust will use

     - Series Finance Charge Collections remaining after step (2); and
     - other income for this series remaining after step (2)

to pay Class C interest, if any. (To the Series Distribution Account.)

     (4) SERIES MONTHLY SERVICING FEE. The trust will use

     - Series Finance Charge Collections remaining after step (3); and
     - other income for this series remaining after step (3)

to pay all accrued but unpaid monthly servicing fees for this series. (To the Series Distribution Account.)

     (5) CLASS A CHARGE-OFFS. The trust will use

     - Series Finance Charge Collections remaining after step (4); and
     - other income for this series remaining after step (4)

to reimburse Class A charge-offs. (To the Group One Principal Collections Reallocation Account.)

     (6) CLASS B CHARGE-OFFS. The trust will use

     - Series Finance Charge Collections remaining after step (5); and
     - other income for this series remaining after step (5)

to reimburse Class B charge-offs. (To the Group One Principal Collections Reallocation Account.)

     (7) CLASS C CHARGE-OFFS. The trust will use

     - Series Finance Charge Collections remaining after step (6); and
     - other income for this series remaining after step (6)

to reimburse Class C charge-offs. (To the Group One Principal Collections Reallocation Account.)

     (8) REALLOCATION TO OTHER SERIES. The trust will reallocate

     - Series Finance Charge Collections remaining after step (7); and
     - other income for this series remaining after step (7)

to pay interest and monthly servicing fees and reimburse charge-offs for other series in Group One, as described in steps (9) through (15) below. (To the Group One Finance Charge Collections Reallocation Account.)

     (9) CLASS A INTEREST. If the trust cannot pay Class A interest in full in step (1), it will also use

     - a pro rata share of funds in the Group One Finance Charge Collections Reallocation Account from other series

                                      S-45
to pay Class A interest. The pro rata share equals:

     - the amount of Class A interest unpaid after step (1); divided by
     - the amount of Class A interest unpaid for all series after step (1) of the cash flows for each series, or an equivalent step.

(To the Series Distribution Account.)

     (10) CLASS B INTEREST. If the trust cannot pay Class B interest, if any, in full in step (2), it will also use

     - a pro rata share of funds in the Group One Finance Charge Collections Reallocation Account from other series remaining after step (9) of the cash flows for each series, or an equivalent step,

to pay Class B interest. The pro rata share equals:

     - the amount of Class B interest unpaid after step (2); divided by
     - the amount of Class B interest unpaid for all series after step (2) of the cash flows for each series, or an equivalent step.

(To the Series Distribution Account.)

     (11) CLASS C INTEREST. If the trust cannot pay Class C interest, if any, in full in step (3), it will also use

     - a pro rata share of funds in the Group One Finance Charge Collections Reallocation Account from other series remaining after step (10) of the cash flows for each series, or an equivalent step,

to pay Class C interest. The pro rata share equals:

     - the amount of Class C interest unpaid after step (3); divided by
     - the amount of Class C interest unpaid for all series after step (3) of the cash flows for each series, or an equivalent step.

(To the Series Distribution Account.)

     (12) CLASS A CHARGE-OFFS. If the trust cannot reimburse the Class A charge-offs in full in step (5), it will also use

     - a pro rata share of funds in the Group One Finance Charge Collections Reallocation Account from other series remaining after step (11) of the cash flows for each series, or an equivalent step,

to reimburse Class A charge-offs. The pro rata share equals:

     - the amount of Class A charge-offs after step (5); divided by
     - the amount of Class A charge-offs for all series after step (5) of the cash flows for each series, or an equivalent step.

(To the Group One Principal Collections Reallocation Account.)

     (13) CLASS B CHARGE-OFFS. If the trust cannot reimburse Class B charge-offs in full in step (6), it will also use

     - A pro rata share of funds in the Group One Finance Charge Collections Reallocation Account from other series remaining after step (12) of the cash flows for each series, or an equivalent step,

to reimburse Class B charge-offs. The pro rata share equals:

     - the amount of Class B charge-offs after step (6); divided by

                                      S-46

     - the amount of Class B charge-offs for all series after step (6) of the cash flows for each series, or an equivalent step.

(To the Group One Principal Collections Reallocation Account.)

     (14) SERIES MONTHLY SERVICING FEE. If the trust cannot pay the series monthly servicing fees in full in step (4), it will also use

     - a pro rata share of funds in the Group One Finance Charge Collections Reallocation Account from other series remaining after step (13) of the cash flows for each series, or an equivalent step,

to pay all accrued but unpaid monthly servicing fees for the series. The pro rata share equals:

     - the amount of accrued but unpaid monthly servicing fees for this series after step (4); divided by
     - the amount of accrued but unpaid monthly servicing fees for all series after step (4) of the cash flows for each series, or an equivalent step.

(To the Series Distribution Account.)

     (15) CLASS C CHARGE-OFFS. If the trust cannot reimburse the Class C charge-offs in full in step (7), it will also use

     - A pro rata share of funds in the Group One Finance Charge Collections Reallocation Account from other series remaining after step (14) of the cash flows for each series, or an equivalent step,

to reimburse Class C charge-offs. The pro rata share equals:

     - the amount of Class C charge-offs after step (7); divided by
     - the amount of Class C charge-offs for all series after step (7) of the cash flows for each series, or an equivalent step.

(To the Group One Principal Collections Reallocation Account.)

     (16) CLASS A INTEREST. If the trust cannot pay Class A interest in full in steps (1) and (9), it will also use

     - the Series Excess Funding Amount (SRC); and
     - Class C Principal Collections minus the Class C Principal Collections already used as income for this series under the Series Yield Factor provisions to pay the Class A interest. Class C charge-offs will increase by the amount used in this step. (To the Series Distribution Account.)

     (17) CLASS A INTEREST. If the trust cannot pay Class A interest in full in steps (1), (9) and (16), it will also use

     - Class B Principal Collections minus the Class B Principal Collections already used as income for this series under the Series Yield Factor provisions to pay the Class A interest. Class B charge-offs will increase by the amount used in this step. (To the Series Distribution Account.)

     (18) CLASS B INTEREST. If the trust cannot pay Class B interest, if any, in full in steps (2) and (10), it will also use

     - the Series Excess Funding Amount (SRC) remaining after step (16); and

                                      S-47

     - Class C Principal Collections remaining after step (16) minus the Class C Principal Collections already used as income for this series under the Series Yield Factor provisions to pay the Class B interest. Class C charge-offs will increase by the amount used in this step. (To the Series Distribution Account.)

     (19) CLASS A CHARGE-OFFS. If the trust cannot reimburse Class A charge-offs in full in steps (5) and (12), it will also use

     - the Series Excess Funding Amount (SRC) remaining after step (18); and
     - Class C Principal Collections remaining after step (18) minus the Class C Principal Collections already used as income for this series under the Series Yield Factor provisions to reimburse Class A charge-offs. Class C charge-offs will increase by the amount used in this step. (To the Group One Principal Collections
Reallocation Account.)

     (20) CLASS A CHARGE-OFFS. If the trust cannot reimburse Class A charge-offs in full in steps (5), (12) and (19), it will reallocate

     - the Class C Investor Interest

to reimburse Class A charge-offs. The Class C charge-offs will increase by the amount reallocated in this step. In this step, the trust may reallocate the Class C Investor Interest only to the extent that the cumulative Class C charge-offs after steps (16), (18) and (19), including unreimbursed Class C charge-offs from prior months, do not exceed the initial Class C Investor Interest minus any Class C principal paid in prior months pursuant to step
(27) below.

     (21) CLASS A CHARGE-OFFS. If the trust cannot reimburse Class A charge-offs in full in steps (5), (12), (19) and (20), it will also use

     - Class B Principal Collections remaining after step (17) minus the Class B Principal Collections already used as income for this series under the Series Yield Factor provisions to reimburse Class A charge-offs. Class B charge-offs will increase by the amount used in this step. (To the Group One Principal Collections
Reallocation Account.)

     (22) CLASS A CHARGE-OFFS. If the trust cannot reimburse Class A charge-offs in full in steps (5), (12), (19), (20) and (21), it will reallocate

     - the Class B Investor Interest

to reimburse Class A charge-offs. The Class B charge-offs will increase by the amount reallocated in this step. In this step, the trust may reallocate the Class B Investor Interest only to the extent that the cumulative Class B charge-offs after steps (17), (21) and (22), including unreimbursed Class B charge-offs from prior months, do not exceed the initial Class B Investor Interest. (To the Group One Principal Collections Reallocation Account.)

     (23) CLASS B CHARGE-OFFS. If the trust cannot reimburse Class B charge-offs in full in steps (6) and (13) as increased in steps (17), (21) and (22), it will also use

     - the Series Excess Funding Amount (SRC) remaining after step (18); and
     - Class C Principal Collections remaining after step (18) minus the Class C Principal Collections already used as income for this series under the Series Yield Factor provisions

                                      S-48

to reimburse Class B charge-offs. Class C charge-offs will increase by the amount used in this step. (To the Group One Principal Collections
Reallocation Account.)

     (24) CLASS B CHARGE-OFFS. If the trust cannot reimburse Class B charge-offs in full in steps (6), (13) and (23) as increased in steps (17), (21) and
(22), it will reallocate

     - the Class C Investor Interest

to reimburse Class B charge-offs. The Class C charge-offs will increase by the amount reallocated in this step. In this step, the trust may reallocate the Class C Investor Interest only to the extent that the cumulative Class C charge-offs after steps (16), (18), (19), (20) and (23), including unreimbursed Class C charge-offs from prior months, do not exceed the initial Class C Investor Interest minus any Class C principal paid in prior months pursuant to step (27) below.

     (25) PAYMENT TO SRFG. The trust will pay to SRFG all amounts remaining in the Group One Finance Charge Collections Reallocation Account after steps
(1) through (24) and the equivalent steps for all other series in Group One.

     (26) PRINCIPAL COLLECTIONS FROM EXCESS FUNDING ACCOUNT (GENERAL). The trust will first use the Principal Collections in the Excess Funding Account (General) to pay the principal of series that are in their rapid amortization periods. To the extent that funds remain in the account after this use, the trustee will deposit

     - the Group One pro rata share of funds in the Excess Funding Account (General)

into the Group One Principal Collections Reallocation Account. The Group One pro rata share equals:

     - the sum of the series investor interests of all series in Group One minus the amount of those series Investor Interests represented by certificates that SRFG owns; divided by
     - the sum of the series investor interests of all series in the trust minus the amount of those series Investor Interests represented by certificates that SRFG owns.

(To the Group One Principal Collections Reallocation Account.)


     (27) CLASS C PRINCIPAL. If the Rating Agencies permit the trust to pay Class C principal during the Revolving Period, the trust will use:

     - first, the Series Excess Funding Amount (SRC) and Class C Principal Collections remaining in the Series Collections Account after steps
       (1) through (8), (16), (18), (19) and (23);
     - second, Class B Principal Collections remaining in the Series Collections Account after steps (1) through (8), (17) and (21); and
     - third, Class A Principal Collections remaining in the Series Collections Account after steps (1) through (8)

to pay Class C principal to the extent permitted. (To the Series Distribution Account.)

     (28) REALLOCATION TO OTHER SERIES. The trust will reallocate

     - Class A Principal Collections remaining after step (27) minus the Class A Principal Collections already used as income for this series under the Series Yield Factor provisions

                                      S-49

to pay principal for other series in Group One. (To the Group One Principal Collections Reallocation Account.)

     (29) DEPOSIT TO EXCESS FUNDING ACCOUNT (SRC) AND PAYMENT TO SRFG. To the extent necessary to maintain the Seller Interest at the minimum level that the Pooling and Servicing Agreement requires, the trustee will deposit

     - amounts remaining in the Series Collections Account after step (28)

into the Excess Funding Account (SRC). The trustee will pay to SRFG any funds remaining in the Series Collections Account after step (28) that it does not need to deposit in the Excess Funding Account (SRC) to maintain that minimum Seller Interest. This provision will be applied to each series in the order in which the series were issued.

     (30) DEPOSIT TO EXCESS FUNDING ACCOUNT (GENERAL) AND PAYMENT TO SRFG. To the extent necessary to maintain the Seller Interest at the minimum level that the Pooling and Servicing Agreement requires, the trustee will deposit


     - amounts remaining in the Group One Principal Collections Reallocation Account

into the Excess Funding Account (General). The trustee will pay to SRFG any funds remaining in the Group One Principal Collections Reallocation Account that it does not need to deposit in the Excess Funding Account (General) to maintain that minimum Seller Interest.

     Controlled Amortization Period. On each distribution date during the Controlled Amortization Period, the trustee, acting for the trust on the servicer's instructions, will apply funds, to the extent they are available, but only to the extent necessary to make any required payment, deposit or reimbursement, in the order set forth below to the accounts indicated below in parentheses or otherwise:


     (1) The trustee will apply funds as described in steps (1) through (26) for the Revolving Period, except that:

     - The trustee will deposit funds used to reimburse charge-offs in steps
       (5), (6), (7), (12), (13), (15), (19), (21) and (23) into the Series
       Principal Collections Account instead of the Group One Principal Collections Reallocation Account. The trust will use these funds to pay Class A principal; and
     - In steps (20) and (24), the trust may reallocate the Class C Investor Interest only to the extent that the cumulative Class C charge-offs after steps (16), (18), (19), (20) and (23) do not exceed the initial Class C Investor Interest minus any Class C principal paid in prior months.

     (2) PRINCIPAL COLLECTIONS. The trustee will deposit

     - Class A Principal Collections remaining after step (1) minus the Class A Principal Collections already used as income for this series under the Series Yield Factor provisions into the Series Principal Collections Account.

     (3) CLASS A PRINCIPAL. The trust will use

     - funds in the Series Principal Collections Account

to pay the scheduled Class A principal payment. (To the Series Distribution Account.)

                                      S-50

     (4) CLASS C PRINCIPAL. The trust will use

     - funds remaining in the Series Collections Account after step (2)

to pay the permitted Class C principal payment, if any. (To the Series Distribution Account.)

     (5) CLASS B PRINCIPAL. After                         , if the trust has
paid all Class A principal in full, the trust will use

     - funds remaining in the Series Collections Account after step (2)

to pay the scheduled Class B principal payment. (To the Series Distribution Account.)

     (6) CLASS C PRINCIPAL. On each distribution date after the distribution date on which the trust has paid Class B principal in full, the trust will use

     - funds remaining in the Series Collections Account after step (2)

to pay the scheduled Class C principal payment. (To the Series Distribution Account.)

     (7) CLASS A PRINCIPAL. If the trust cannot make the scheduled Class A principal payment in full in step (3), the trust will also use

     - a pro rata share of funds in the Group One Principal Collections Reallocation Account from other series to make the scheduled Class A principal payment. The pro rata share equals:

     - the amount of Class A principal unpaid after step (3); divided by
     - the amount of Class A principal unpaid for all series after step (3) of the cash flows for each series, or an equivalent step.

(To the Series Distribution Account.)

     (8) CLASS B PRINCIPAL. If the trust cannot make the scheduled Class B principal payment in full in step (5), the trust will also use

     - a pro rata share of funds in the Group One Principal Collections Reallocation Account from other series remaining after step (7) of the cash flows for each series, or an equivalent step,

to make the scheduled Class B principal payment. The pro rata share equals:

     - the amount of Class B principal unpaid after step (5); divided by
     - the amount of Class B principal unpaid for all series after step (5) of the cash flows for the controlled amortization period for each series, or an equivalent step.

(To the Series Distribution Account.)

     (9) CLASS C PRINCIPAL. If the trust cannot make the scheduled Class C principal payment in full in step (6), the trust will use

     - a pro rata share of funds in the Group One Principal Collections Reallocation Account from other series remaining after step (8) of the cash flows for each series, or an equivalent step,

 to make the scheduled Class C principal payment. The pro rata share equals:

                                      S-51

     - the amount of Class C principal unpaid after step (6); divided by
     - the amount of Class C principal unpaid for all series after step (6) of the cash flows for the controlled amortization period for each series, or an equivalent step.

(To the Series Distribution Account.)

     (10) CLASS A PRINCIPAL. If the trust cannot make the scheduled Class A principal payment in full in steps (3) and (7), the trust will use

     - a pro rata share of funds in the Group One Pre-Funding Reallocation Account from pre-funded series, if any,

to make the scheduled Class A principal payment. The pro rata share equals:

     - the amount of Class A principal unpaid after steps (3) and (7);
       divided by
     - the amount of Class A principal unpaid for all series after steps (3) and (7) of the cash flows for the controlled amortization period for each series, or equivalent steps.

(To the Series Distribution Account.)

     (11) CLASS B PRINCIPAL. If the trust cannot make the scheduled Class B principal payment in full in steps (5) and (8), the trust will use

     - a pro rata share of funds in the Group One Pre- Funding Reallocation Account from pre-funded series, if any, remaining after step (10) of the cash flows for each series, or an equivalent step,

to make the scheduled Class B principal payment. The pro rata share equals:

     - the amount of Class B principal unpaid after steps (5) and (8);
       divided by
     - the amount of Class B principal unpaid for all series after steps (5) and (8) of the cash flows for the controlled amortization period for each series, or equivalent steps.

(To the Series Distribution Account.)

     (12) CLASS C PRINCIPAL. If the trust cannot make the scheduled Class C principal payment in full in steps (6) and (9), the trust will use

     - a pro rata share of funds in the Group One Pre- Funding Reallocation Account from pre-funded series, if any, remaining after step (11) of the cash flows for each series, or an equivalent step,

to make the scheduled Class C principal payment. The pro rata share equals:

     - the amount of Class C principal unpaid after steps (6) and (9);
       divided by
     - the amount of Class C principal unpaid for all series after steps (6) and (9) of the cash flows for the controlled amortization period for each series, or equivalent steps.

(To the Series Distribution Account.)

     (13) REALLOCATION TO OTHER SERIES. The trustee will deposit

     - funds remaining in the Series Principal Collections Account into the Group One Principal Collections Reallocation Account.

                                      S-52

     (14) DEPOSIT TO EXCESS FUNDING ACCOUNT (SRC) AND PAYMENT TO SRFG. To the extent necessary to maintain the Seller Interest at the minimum level that the Pooling and Servicing Agreement requires, the trustee will deposit

     - amounts remaining in the Series Collections Account

into the Excess Funding Account (SRC). The trustee will pay to SRFG any funds remaining in the Series Collections Account that it does not need to deposit in the Excess Funding Account (SRC) to maintain that minimum Seller Interest. This provision will be applied to each series in the order in which the series were issued.

     (15) DEPOSIT TO EXCESS FUNDING ACCOUNT (GENERAL) AND PAYMENT TO SRFG. To the extent necessary to maintain the Seller Interest at the minimum level that the Pooling and Servicing Agreement requires, the trustee will deposit

     - amounts remaining in the Group One Principal Collections Reallocation Account

into the Excess Funding Account (General). The trustee will pay to SRFG any funds remaining in the Group One Principal Collections Reallocation Account that it does not need to deposit in the Excess Funding Account (General) to maintain that minimum Seller Interest.

     Rapid Amortization Period. On each distribution date during the Rapid Amortization Period, the trustee, acting for the trust on the servicer's instructions, will apply funds, to the extent they are available, but only to the extent necessary to make any required payment, deposit or reimbursement, in the order set forth below to the accounts indicated below in the parentheses or otherwise:


     (1) The trustee will apply funds as described in steps (1) through (25) for the Revolving Period, except that:

     - The trustee will deposit funds used to reimburse charge-offs in steps
       (5), (6), (7), (12), (13), (15), (19), (21) and (23) into the Series
       Principal Collections Account instead of the Group One Principal Collections Reallocation Account. The trust will use these funds to pay Class A principal;

     - In steps (20) and (24), the trust may reallocate the Class C Investor Interest only to the extent that the cumulative Class C charge-offs after steps (16), (18), (19), (20) and (23) do not exceed the initial Class C Investor Interest minus any Class C principal paid in prior months; and

     - In step (22), the trust may reallocate the Class B Investor Interest only to the extent that the cumulative Class B charge-offs after steps
       (17) and (21) do not exceed the initial Class B Investor Interest minus any Class B principal paid in prior months.

     (2) PRINCIPAL COLLECTIONS FROM EXCESS FUNDING ACCOUNT (GENERAL). The trustee will deposit

     - a pro rata share of funds in the Excess Funding Account (General)

into the Series Principal Collections Account. The pro rata share equals:

     - the sum of the Series Investor Interest for this series minus the amount of the Series Investor Interest for this series represented by certificates that SRFG owns; divided by

     - the sum of the series investor interests of all series in rapid

                                      S-53

       amortization periods in the trust minus the amount of those series investor interests represented by certificates that SRFG owns.

(To the Series Principal Collections Account.)

     (3) PRINCIPAL COLLECTIONS. The trustee will deposit

     - Class A Principal Collections remaining after step (1) minus the Class A Principal Collections already used as income for this series under the Series Yield Factor provisions into the Series Principal Collections Account.

     (4) CLASS A PRINCIPAL. The trust will use

     - funds deposited in the Series Principal Collections Account to pay Class A principal. (To the Series Distribution Account.)

     (5) CLASS B PRINCIPAL. If the trust has paid all Class A principal in full, the trust will use

     - funds remaining in the Series Collections Account after step (3)

to pay Class B principal. (To the Series Distribution Account.)

     (6) CLASS C PRINCIPAL. On each distribution date after the distribution date on which the trust has paid Class B principal in full, the trust will use

     - funds remaining in the Series Collections Account after step (1)

to pay Class C principal. (To the Series Distribution Account.)

     (7) CLASS A PRINCIPAL. The trust will first use funds in the Group One Principal Collections Reallocation Account to pay the principal of series that are in their controlled amortization periods or controlled accumulation periods. To the extent that funds remain in the account after this use, if the trust cannot pay all Class A principal in full in step (4), the trust will also use

     - a pro rata share of funds in the Group One Principal Collections Reallocation Account from other series to pay Class A principal. The pro rata share equals:

     - the amount of Class A principal unpaid after step (4); divided by
     - the amount of Class A principal unpaid for all series in their rapid amortization periods after step (4) of the cash flows for the rapid amortization period for each series, or an equivalent step.

(To the Series Distribution Account.)

     (8) CLASS B PRINCIPAL. If the trust cannot pay all Class B principal in full in step (5), the trust will also use

     - a pro rata share of funds in the Group One Principal Collections Reallocation Account from other series remaining after step (7)

to pay Class B principal. The pro rata share equals:

     - the amount of Class B principal unpaid after step (5); divided by
     - the amount of Class B principal unpaid for all series in their rapid amortization periods after step (5) of the cash flows for the rapid

                                      S-54

       amortization period for each series, or an equivalent step.

(To the Series Distribution Account.)

     (9) CLASS C PRINCIPAL. If the trust cannot pay all Class C principal in full in step (6), the trust will use

     - a pro rata share of funds in the Group One Principal Collections Reallocation Account from other series remaining after step (8)

to pay Class C principal. The pro rata share equals:

     - the amount of Class C principal unpaid after step (6); divided by
     - the amount of Class C principal unpaid for all series in their rapid amortization periods after step (6) of the cash flows for the rapid amortization period for each series, or an equivalent step.

(To the Series Distribution Account.)

     (10) REALLOCATION TO OTHER SERIES. The trustee will deposit

     - Funds remaining in the Series Principal Collections Account after step
       (4)

into the Group One Principal Collections Reallocation Account.

     (11) DEPOSIT TO EXCESS FUNDING ACCOUNT (SRC) AND PAYMENT TO SRFG. To the extent necessary to maintain the Seller Interest at the minimum level that the Pooling and Servicing Agreement requires, the trustee will deposit

     - amounts remaining in the Series Collections Account

into the Excess Funding Account (SRC). The trustee will pay to SRFG any funds remaining in the Series Collections Account that it does not need to deposit in the Excess Funding Account (SRC) to maintain that minimum Seller Interest. This provision will be applied to each series in the order in which the series were issued.

     (12) DEPOSIT TO EXCESS FUNDING ACCOUNT (GENERAL) AND PAYMENT TO SRFG. To the extent necessary to maintain the Seller Interest at the minimum level that the Pooling and Servicing Agreement requires, the trustee will deposit

     - amounts remaining in the Group One Principal Collections Reallocation Account

into the Excess Funding Account (General). The trustee will pay to SRFG any funds remaining in the Group One Principal Collections Reallocation Account that it does not need to deposit in the Excess Funding Account (General) to maintain that minimum Seller Interest.

PAYMENTS

     Interest and Monthly Servicing Fees. On each distribution date, after the trustee applies the funds as described in "--Cash Flows," the trustee, acting for the trust on the servicer's instructions, will apply funds, to the extent they are available, in the order set forth below to the accounts indicated below in parentheses or otherwise:

     (1) CLASS A INTEREST. The trust will use

     - funds deposited into the Series Distribution Account for Class A to pay Class A interest. (To the Series Interest Funding Account.)

                                      S-55

     (2) CLASS B INTEREST. The trust will use

     - funds deposited into the Series Distribution Account for Class B to pay Class B interest, if any. (To the Series Interest Funding Account.)

     (3) CLASS C INTEREST. The trust will use

     - funds deposited into the Series Distribution Account for Class C to pay Class C interest, if any. (To the Series Interest Funding Account.)

     (4) INTEREST PAYMENT TO INVESTORS. the trust will use

     - funds deposited into the Series Interest Funding Account in steps (1),
       (2) and (3)

to pay Class A interest, Class B interest, if any, and Class C interest, if any.

     (5) SERIES MONTHLY SERVICING FEES. The trust will use

     - funds deposited into the Series Distribution Account for accrued and unpaid monthly servicing fees for this series to pay accrued and unpaid monthly servicing fees for this series to the servicer.

     Principal. The trustee, acting for the trust on the servicer's instructions, will apply funds to the extent they are available in the order set forth below on the following dates:

     (1) CLASS A PRINCIPAL. On each distribution date during the Controlled Amortization Period, the trust will use

     - funds remaining in the Series Distribution Account after the trust pays interest and monthly servicing fees as described above to make the scheduled Class A principal payment.


     (2) CLASS B PRINCIPAL. On each distribution date during the Controlled Amortization Period after the trust has paid Class A principal in full, the trust will use

     - funds remaining in the Series Distribution Account after the trust pays interest and monthly servicing fees as described above to make the scheduled Class B principal payment.


     (3) CLASS C PRINCIPAL. On each distribution date during the Controlled Amortization Period, the trust will use

     - funds remaining in the Series Distribution Account after step (1) or
       (2), as applicable

to make the permitted Class C principal payment.


     (4) CLASS C PRINCIPAL. On each distribution date during the Controlled Amortization Period after the trust has paid Class A principal and Class B principal in full, the trust will use

     - funds in the Series Distribution Account

                                      S-56

to pay all Class C principal.


     (5) SERIES PRINCIPAL. On each of the following dates:

     - each distribution date during the Rapid Amortization Period; and
     - each distribution date after the scheduled final principal payment date for each class if the trust has not paid all principal to that class on or before the scheduled final principal payment date, the trust will use

     - funds remaining in the Series Distribution Account after the trust pays interest and monthly servicing fees as described above in the following order:

     - first, the trust will pay Class A principal;
     - second, the trust will pay Class B principal; and
     - third, the trust will pay Class C principal.

SUBORDINATE SERIES

     This series will not be subordinate to any other series. In the future, the trust may issue a series that is subordinate to this series. If the trust issues a subordinate series, the trust will use funds from that series to cover certain shortfalls in this series before the trust uses funds in the Group One Finance Charge Collections Reallocation Account to cover those shortfalls. The extent to which any new series is subordinate to this series will be set forth in the Series Supplement for that series. SRFG does not at this time have any plans to cause the trust to issue a series subordinate to this series and we cannot assure you that the trust will issue a subordinate series in the future.

SALE OF CLASS B CERTIFICATES AND CLASS C CERTIFICATES

     Although SRFG initially will own the Class B Certificates and the Class C Certificates and currently intends to keep them, it may on any date that is at least two months before the beginning of the Controlled Amortization Period sell or transfer all of the Class B Certificates or all of the Class C Certificates. SRFG may also increase the interest rate on the Class B Certificates or the Class C Certificates in connection with any sale or transfer of them. SRFG may sell or transfer the Class B Certificates or the Class C Certificates and increase the applicable interest rate only if:

     - SRFG notifies the trustee, the servicer and the Rating Agencies of the proposed sale or transfer of the Class B Certificates or the Class C Certificates, and any proposed increase in the interest rate, at least five days before the transfer or sale takes place;

     - the Rating Agencies advise the trustee that the proposed sale or transfer of the Class B Certificates or the Class C Certificates, and any proposed increase in the interest rate, will not cause them to reduce or withdraw their ratings on the certificates of any outstanding series, including this series;

     - SRFG delivers to the trustee a certificate stating that SRFG reasonably believes that the sale of the Class B Certificates or the Class C Certificates will not have a material adverse effect on the Class A Certificates;

     - there are no outstanding investor losses for any class of this series on the day that SRFG sells or transfers the Class B Certificates or the Class C Certificates;

                                      S-57

     - the new holders of the Class B Certificates or the Class C
       Certificates agree that they will not be entitled to receive Class B principal payments or Class C principal payments, as applicable, until the Class A Investor Interest has been reduced to zero;

     - a Rapid Amortization Event for this series has not occurred; and

     - SRFG delivers to the trustee an opinion of tax counsel that the proposed sale or transfer will not affect the treatment of certain certificates as debt and the treatment of the trust as an entity not subject to tax.

ISSUANCE OF ADDITIONAL CERTIFICATES

     During the Revolving Period, the trust may issue additional certificates that will be identical to the certificates described in this prospectus supplement. Each time the trust issues additional certificates in this series, it will issue a pro rata principal amount of each class of certificates, based on the aggregate face amount of the outstanding certificates; the initial Class Investor Interest and the scheduled principal payments for each class will be increased proportionately to reflect the aggregate face amount of the additional certificates.


     The trust may issue additional certificates in this series in any aggregate amount at any time during the Revolving Period if:

     - SRFG notifies the trustee, the servicer and the Rating Agencies of the proposed issuance of the additional certificates at least five business days before the trust issues them;

     - after the trust issues the additional certificates, the total amount of Principal Receivables will be greater than or equal to the minimum level required under the Pooling and Servicing Agreement;

     - SRFG delivers to the trustee an executed copy of any agreement relating to credit enhancement provided by a third party in connection with issuing the additional certificates;

     - the Rating Agencies advise SRFG in writing that the proposed issuance of additional certificates will not cause them to reduce or withdraw their ratings on the certificates of any outstanding series, including this series;

     - SRFG delivers to the trustee a certificate stating that SRFG reasonably believes that issuing the additional certificates will not have a material adverse effect on the outstanding certificates of this series;

     - there are no outstanding investor losses for any class of this series on the day that the trust issues the additional certificates; and

     - SRFG delivers to the trustee an opinion of tax counsel that issuance of the additional certificates will not affect the treatment of certain certificates as debt and the treatment of the trust as an entity not subject to tax.

PAIRED SERIES

     During the Controlled Amortization Period and after a Fixed Principal Allocation Event occurs, the trust may issue a new series that is paired with this series. The trust will use this "Paired Series" to finance the increase in the Seller Interest that results when the trust pays Class A principal. The trust may issue a Paired Series if it can meet the conditions that apply to the issuance of any new series. We have described those conditions under "The Certificates--Establishing and Issuing New Series" in the prospectus.

                                      S-58

     The trust will pay the proceeds from the sale of the Paired Series certificates to SRFG. We expect that the Paired Series invested amount would equal the face amount of the Paired Series certificates, but initially the trust would allocate a lower amount of Principal Collections to the Paired Series than it would if it were not a Paired Series. The numerator for the allocation percentage for the Paired Series may increase to the level of the Paired Series Invested Amount if a rapid amortization event for the Paired Series occurs.


     We cannot assure you that the terms of any Paired Series will not have an impact on the timing or amount of payments to this series. In particular, if a rapid amortization event for the Paired Series occurs while this series is in its Controlled Amortization Period or Rapid Amortization Period, SRFG may decrease the numerator the trust uses to calculate the Class Percentage for Principal Collections for each class of this series. SRFG may not, however, reduce this numerator below what it would have been for that class as of the last day of the revolving period for the Paired Series. This reduction in the Class Percentage for this series would result in a corresponding increase in the class percentage used to allocate Principal Collections to the Paired Series. Consequently, the amount of Principal Collections allocated to this series may decrease while the amount of Principal Collections allocated to the Paired Series may increase. As a result, you may receive principal payments smaller than your scheduled payments and the trust's final payment of principal to you may be delayed.

RAPID AMORTIZATION EVENTS

     If a Rapid Amortization Event occurs, the Rapid Amortization Period will begin. A Rapid Amortization Event will occur if:

     - SRFG fails to make any payment or deposit on the date required under the Pooling and Servicing Agreement or the Series Supplement and fails to make that payment or deposit within five business days after that date; or

     - SRFG materially fails to observe or perform any other material covenant or agreement of SRFG in the Pooling and Servicing Agreement or the Series Supplement and SRFG does not remedy the problem within 60 days after notice is given to:

        - SRFG, by the trustee; or

        - SRFG and the trustee, by investors holding at least 25% of the Class Invested Amount of any class materially adversely affected by SRFG's failure to observe or perform the covenant; or

     - any representation or warranty made by SRFG in the Pooling and Servicing Agreement or the Series Supplement, or any information required to be given by SRFG to the trustee to identify the Accounts, proves to have been materially incorrect when made and continues to be materially incorrect for 60 days after notice is given to:

        - SRFG, by the trustee; or

        - SRFG and the trustee, by investors holding at least 25% of the Class Invested Amount of any class materially adversely affected by the incorrect representation or warranty; or

        - any Servicer Termination Event occurs that would have a material adverse effect on the investors in this series;

                                      S-59

and either the trustee or investors whose aggregate Investor Interests equal at least 51% of the Series Investor Interest declare in writing to SRFG and the servicer, and to the trustee if declared by the investors, that a Rapid Amortization Event has occurred for this series.

     A Rapid Amortization Event will occur for all series without notice from the trustee or the investors if:

     - certain events of bankruptcy, insolvency or receivership relating to SRFG, the Bank or Sears, when Sears is not the servicer, occur; or

     - SRFG becomes unable to transfer Receivables to the trust in accordance with the Pooling and Servicing Agreement and that inability continues for five business days; or

     - the trust becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended; or

     - the amount of Principal Receivables in the trust at the end of any Due Period is less than the minimum amount of Principal Receivables required under the Pooling and Servicing Agreement and SRFG fails to assign Receivables in additional Accounts or participation interests in other pools of receivables to the trust in at least the amount of the deficiency by the distribution date related to the second subsequent Due Period.

     A Rapid Amortization Event will occur for this series without notice
from the trustee or the investors if, since          or the last distribution
date on which the investor loss for each class of this series equaled zero, whichever is later, there have been three distribution dates on which the Net Yield is less than the Base Rate.

     - "Net Yield" equals the annualized percentage of:

        - Series Finance Charge Collections and other income for this series;
          plus

        - Series Finance Charge Collections and other series income that the trust reallocated to this series from other series; minus

        - this series' pro rata share of the amount of Receivables in the trust that the servicer charged off as uncollectible during the prior Due Period; plus

        - this series' pro rata share of the amount of these charged-off Receivables repurchased by SRFG during that Due Period because they were in accounts that contained Receivables that were not Eligible Receivables; divided by

        - the Series Invested Amount.

     - "Base Rate" equals 2.00%--the investor servicing fee percentage--plus the weighted average of the Class A, Class B and Class C interest
       rates.  Initially, the Base Rate will be         %.

      If a Rapid Amortization Event occurs, the trust will pay the principal of this series on each distribution date, beginning on the distribution date in the calendar month following the month in which the Rapid Amortization Event occurs. The trust will use:

     - the Series Principal Collections minus the Principal Collections allocable to the Class B Certificates and the Class C Certificates;

     - Class A's allocable share of funds in the Excess Funding Account (General); and

                                      S-60

     - this series' allocable share of funds in the Group One Principal Collections Reallocation Account

to pay Class A principal until the Class A Invested Amount is zero. In any event, the trust will not make any payments to you after the distribution date.

TERMINATION OF SERIES; CLEAN-UP CALL

     This series will terminate upon the earlier of:

        - the business day after the               distribution date; or

        - the day that the trust makes the final Class C principal payment.

     If the Series Investor Interest is greater than zero after the distribution date, the trust will sell Receivables or interests in the Receivables for an amount equal to the remaining Series Investor Interest plus interest on the certificates that will be accrued but unpaid on the distribution date; provided, however, that the trust may not sell more than this series' pro rata share of the Receivables in the trust. That pro rata share will equal:

     - the aggregate amount of Receivables in the trust; multiplied by

     - the Series Investor Interest on the distribution date;
       divided by

     - the Aggregate Investor Interest on the distribution date.

The trust will not sell Receivables that are materially different from the Receivables remaining in the trust. The trustee will deposit the proceeds from this sale into the Series Distribution Account. The trust will use those proceeds to pay the remaining Class A, Class B and Class C principal and interest, to the extent funds are available. This will be the trust's final payment to the investors.

     Under certain circumstances, SRFG may terminate this series by repurchasing and canceling the certificates. The Series Supplement provides that SRFG may purchase the remaining Series Investor Interest from the trust if, after the trust makes payments on any distribution date during the Controlled Amortization Period or the Rapid Amortization Period,

     - the Series Investor Interest; minus

     - the Class B Investor Interest and the Class C Investor Interest if SRFG owns the Class B and Class C certificates; minus

     - Class A's pro rata share of funds on deposit in the Excess Funding Account (General) and the Excess Funding Account (SRC)

is less than or equal to $          . If SRFG elects to purchase the
remaining Series Investor Interest, it will deposit into the Series Distribution Account on the next distribution date an amount equal to:

     - the Series Investor Interest at the end of the prior calendar month;
       plus

     - all interest accrued but unpaid as of the end of the prior calendar month.

                                     S-61

SRFG may not purchase and cancel any Class B Certificates or Class C Certificates until it purchases and cancels all Class A Certificates.

                             SERVICING COMPENSATION

     The trust will pay the servicer a monthly servicing fee to compensate the servicer for its activities and to reimburse the servicer's expenses. On each distribution date, the trust will use Series Finance Charge Collections and other income for this series, and this series' pro rata share of funds in the Group One Finance Charge Collections Reallocation Account, to the extent available, to pay the monthly servicing fee. The trust will calculate the monthly servicing fee for each class as follows:

     - 2.00% of the Series Investor Interest minus this series' pro rata share of funds on deposit in the Excess Funding Account (General) and the Excess Funding Account (SRC), divided by twelve; multiplied by

     - the Class Investor Interest; divided by

     - the Series Investor Interest.

SRFG and the servicer may agree in the future to reduce the 2.00% investor servicing fee percentage.

                                  UNDERWRITING

     The underwriters named below, SRFG and Sears have entered into an underwriting agreement. Pursuant to the underwriting agreement, SRFG has agreed to sell to the underwriters, and each of the underwriters has severally agreed to purchase, the principal amount of Class A Certificates set forth opposite its name:




                                                                PRINCIPAL
                                                                AMOUNT OF
                                                                 CLASS A
                                UNDERWRITERS                   CERTIFICATES
                                ------------                   ------------

                                         ..................    $
                                         ..................
                                         ..................
                                         ..................
                                         ..................
                                                               ------------
    Total..................................................    $
                                                               ============


     The underwriting agreement provides that the underwriters will be obligated to pay for and accept delivery of the certificates only if their counsel approves of certain legal matters and various other conditions are met. If the trust issues any of the Class A Certificates, it must issue all of the Class A Certificates. Under the terms and conditions of the underwriting agreement, the underwriters must take and pay for all of the Class A Certificates, if they take any of them.

     The underwriters have advised SRFG that they propose to offer the Class A Certificates:

     - to the public at the price set forth on the cover page of this prospectus supplement; and

                                      S-62

     - to certain dealers at the price set forth on the cover page of this
       prospectus supplement minus concessions of up to        % of the
       principal amount of the Class A Certificates.

The underwriters may allow, and the dealers may reallow, concessions of up
to     % of the principal amount of the Class A Certificates to certain brokers and dealers. After the initial public offering, the underwriters may change the public offering price and other selling terms.

     The underwriters may engage in over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. Syndicate covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the securities originally sold by that syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions. Such stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the securities to be higher than it would otherwise be in the absence of these transactions. None of SRFG, Sears or the underwriters represents that the underwriters will engage in any of these transactions. These transactions, once commenced, may be discontinued without notice at any time.

     There currently is no secondary market for the Class A Certificates, and SRFG and the underwriters cannot assure you that one will develop. If a secondary market for the Class A Certificates does develop, it may not continue until the trust has paid the Class A Certificates in full.

     SRFG has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the underwriters may be required to make in connection with those liabilities.

     In the ordinary course of their respective businesses, the underwriters and their affiliates have engaged and may engage in investment banking and/or commercial banking transactions with SRFG, Sears and their affiliates.

     The underwriters and SRFG have agreed that the closing of the sale of
the certificates to the underwriters will occur       business days after the
date on the cover of this prospectus supplement or at such later date as they may mutually agree.

     SRFG estimates that its expenses for this offering will be approximately
$       .

                                 LEGAL MATTERS

     Latham & Watkins and Steven M. Cook, Deputy General Counsel,
Transactions and Securities, of Sears, will pass upon the legality of the
certificates for SRFG. Steven M. Cook owns     shares of Sears common stock
and has been granted stock options with respect to an additional shares of Sears common stock. Latham & Watkins also will pass upon certain legal matters for SRFG relating to the tax consequences of the certificates' issuance. Skadden, Arps, Slate, Meagher & Flom LLP will pass upon the legality of the certificates for the underwriters. From time to time, Skadden, Arps, Slate, Meagher & Flom LLP performs legal services for Sears and its affiliates.

                                      S-63

                        GLOSSARY OF TERMS

     "ACCOUNT" means any account designated pursuant to the Pooling and Servicing Agreement as an account for which SRFG has agreed to transfer all receivables to the trust.

     "ACCOUNT ISSUER" means Sears National Bank, or, with respect to accounts governed by credit agreements between the customer and Sears, Sears.

     "AGGREGATE EXCESS FUNDING AMOUNT" means the sum of the amounts on deposit in the Excess Funding Account (General) and the Excess Funding Account (SRC).

     "AGGREGATE INVESTOR INTEREST" means the sum of the Series Investor Interests for all outstanding series.

     "ASSIGNMENT AGREEMENT" means the Assignment of Accounts and Sale of Receivables Agreement dated as of September 15, 1994, as amended, between Sears and Sears National Bank.

     "BASE RATE" for each distribution date means     %--the investor
servicing fee percentage--plus the weighted average of the Class A, Class B
and Class C interest rates. The Base Rate initially will be       %.

     "CHARGED-OFF AMOUNT" means, for any distribution date:

     - the aggregate amount of Receivables in Accounts that became charged-off accounts in the related Due Period; minus

     - the full amount of any of those Receivables that SRFG repurchased because those Receivables were in Accounts that included Receivables that were not Eligible Receivables.

     "CLASS A CERTIFICATE INTEREST" means, for any distribution date:

     - the Class A Invested Amount for that distribution date; multiplied by

     -     %; divided by

     - twelve, or, for the distribution date in            , 360 divided by
         --the actual number of days from               to but excluding
               15,   , assuming the month of            has 30 days.

     "CLASS A CONTROLLED AMORTIZATION AMOUNT" means, for any distribution date during the Controlled Amortization Period, the sum of:

     - $               ; and

     - any Class A Controlled Amortization Amount Shortfall.


     "CLASS A CONTROLLED AMORTIZATION AMOUNT SHORTFALL" means, for any distribution date during the Controlled Amortization Period, the amount, if any, by which the Class A Controlled Amortization Amount exceeds the amount deposited to the Series Distribution Account in connection with payment of Class A principal as described in step (3) of the cash flows in "Annex A - Cash Flows."

     "CLASS A CUMULATIVE INVESTOR CHARGED-OFF AMOUNT" means, for any distribution date:

     - the Class A Cumulative Investor Charged-Off Amount remaining as of the end of the Due Period related to the prior distribution date; plus

     - the Class A Investor Charged-Off Amount as of the end of the Due Period related to the applicable distribution date,

in each case as adjusted on each distribution date as described in "Annex A-- Cash Flows."

     "CLASS A EXPECTED FINAL PAYMENT DATE" means the distribution date
      in         .

     "CLASS A INVESTED AMOUNT" means, as of any distribution date:

     - $              ; minus

     - the amount of principal previously paid to the Class A investors;
       minus

     - the Class A Cumulative Investor Charged-Off Amount.

     "CLASS A INVESTOR CHARGED-OFF AMOUNT" means, for any distribution date:

     - the Charged-Off Amount for that distribution date; multiplied by

     - the Class Percentage for Class A for the Charged-Off Amount.

                                      S-64

     "CLASS A INVESTOR INTEREST" means, as of any distribution date,

     - $            ; minus

     - the amount of principal previously paid to the Class A investors;
       minus

     - the Class A Cumulative Investor Charged-Off Amount.

     "CLASS A MODIFIED REQUIRED AMOUNT" means, on any distribution date:

     - the Class A Required Amount for that distribution date; minus

     - the sum of all accrued but unpaid Class Monthly Servicing Fees for the Class A Certificates.

     "CLASS A MODIFIED REQUIRED AMOUNT SHORTFALL" on any distribution date, means the amount, if any, by which the Class A Modified Required Amount exceeds the sum of the Series Finance Charge Collections and Series Additional Allocable Amounts on that distribution date.

     "CLASS A PRINCIPAL COLLECTIONS" means, on any day or any distribution date:

     - the Class Percentage for Class A for Principal Collections for the related distribution date; multiplied by

     - the amount of Principal Collections for such day or for the related Due Period, as applicable.

     "CLASS A RAPID AMORTIZATION AMOUNT" means the Class A Investor Interest.

     "CLASS A RAPID AMORTIZATION AMOUNT SHORTFALL" means, for any distribution date during a Rapid Amortization Period, the amount, if any, by which the Class A Rapid Amortization Amount exceeds the amount deposited to the Series Distribution Account in connection with payment of Class A principal as described in step (4) of the cash flows in "Annex A - Cash Flows."

     "CLASS A REQUIRED AMOUNT" means, on any distribution date, the Class Required Amount for the Class A Certificates.

     "CLASS B CERTIFICATE INTEREST" means, for any distribution date on which SRFG owns the Class B Certificates, zero.

     "CLASS B CONTROLLED AMORTIZATION AMOUNT" means, for any distribution date with respect to the Controlled Amortization Period occurring after the distribution date, the sum of:

     - $              ; and

     - any Class B Controlled Amortization Amount Shortfall.


     "CLASS B CONTROLLED AMORTIZATION AMOUNT SHORTFALL" means, for any distribution date during the Controlled Amortization Period, the amount, if any, by which the Class B Controlled Amortization Amount exceeds the amount deposited to the Series Distribution Account in connection with payment of Class B principal as described in step (5) of the cash flows in "Annex A - Cash Flows."

     "CLASS B CUMULATIVE INVESTOR CHARGED-OFF AMOUNT" means, for any distribution date:

     - the Class B Cumulative Investor Charged-Off Amount as of the end of the Due Period related to the prior distribution date; plus

     - the Class B Investor Charged-Off Amount as of the end of the Due Period related to the applicable distribution date,

in each case as adjusted on each distribution date as described in "Annex A--Cash Flows."

     "CLASS B EXPECTED FINAL PAYMENT DATE" means the         distribution
date.

     "CLASS B INVESTED AMOUNT" means, as of any distribution date,

     - $              ; minus

     - the amount of principal previously paid to the Class B investors, initially SRFG; minus

     - the Class B Cumulative Investor Charged-off Amount.


     "CLASS B INVESTOR CHARGED-OFF AMOUNT" means, for any distribution date:

                                      S-65

     - the Charged-Off Amount for that distribution date; multiplied by

     - the Class Percentage for Class B for the Charged-Off Amount.



     "CLASS B INVESTOR INTEREST" means, as of any distribution date,

     - $              ; minus

     - the amount of principal previously paid to the Class B investors, initially SRFG; minus

     - the Class B Cumulative Investor Charged-off Amount.

     "CLASS B MODIFIED REQUIRED AMOUNT" means on any distribution date:

     - the Class B Required Amount for that distribution date; minus

     - the sum of all accrued but unpaid Class Monthly Servicing Fees for the Class B Certificates.

     "CLASS B MODIFIED REQUIRED AMOUNT SHORTFALL" on any distribution date, means the amount, if any, by which the Class B Modified Required Amount exceeds the sum of the Series Finance Charge Collections and Series Additional Allocable Amounts on that distribution date minus the Class A Modified Required Amount.

     "CLASS B PRINCIPAL COLLECTIONS" means, for any day or any distribution date:

     - the Class Percentage for Class B for Principal Collections for the related distribution date; multiplied by

     - the amount of Principal Collections for that day or for the related Due Period, as applicable.

     "CLASS B RAPID AMORTIZATION AMOUNT" means the Class B Investor Interest.

     "CLASS B RAPID AMORTIZATION AMOUNT SHORTFALL" means, for any distribution date during a Rapid Amortization Period, the amount, if any, by which the Class B Rapid Amortization Amount exceeds the amount deposited to the Series Distribution Account in connection with payment of Class B principal as described in step (8) of the cash flows in "Annex A - Cash Flows."

     "CLASS B REQUIRED AMOUNT" on any distribution date, means the Class Required Amount for the Class B Certificates.

     "CLASS C CERTIFICATE INTEREST" means, for any distribution date on which SRFG owns the Class C Certificates, zero.

     "CLASS C CONTROLLED AMORTIZATION AMOUNT" means the Class C Invested
Amount.

     "CLASS C CONTROLLED AMORTIZATION AMOUNT SHORTFALL" means, for any distribution date during a Rapid Amortization Period, the amount, if any, by which the Class C Rapid Amortization Amount exceeds the amount deposited to the Series Distribution Account in connection with payment of Class C principal as described in step (6) of the cash flows in "Annex A - Cash Flows."

     "CLASS C CUMULATIVE INVESTOR CHARGED-OFF AMOUNT" means, for any distribution date:

     - the Class C Cumulative Investor Charged-Off Amount as of the end of the Due Period related to the prior distribution date; plus

     - the Class C Investor Charged-Off Amount as of the end of the Due Period related to the applicable distribution date,

in each case as adjusted on each distribution date as described in "Annex A-- Cash Flows."

     "CLASS C FIXING DEADLINE" means the earliest date on which:

     - a Rapid Amortization Event occurs;

     - SRFG transfers or sells the Class C Certificates; or

                                      S-66

     - the Class C Invested Amount is less than or equal to $            - 3%
       of       the initial Series Investor Interest - or a lower amount
       permitted by the Rating Agencies. The trust may decrease this amount without the consent of the investors in this series if SRFG receives written notice from the Rating Agencies that such a decrease will not cause them to reduce or withdraw their ratings on the certificates of any outstanding series.

     "CLASS C INVESTED AMOUNT" means, as of any distribution date:

     - $              ; minus

     - the amount of principal previously paid to the Class C investor, initially SRFG; minus

     - the Class C Cumulative Investor Charged-Off Amount.

     "CLASS C INVESTOR CHARGED-OFF AMOUNT" means, for any distribution date:

     - the Charged-Off Amount for that distribution date; multiplied by

     - the Class Percentage for Class C for the Charged-Off Amount.

     "CLASS C INVESTOR INTEREST" means

     - $              ; minus

     - the amount of principal previously paid to the Class C investor, initially SRFG; minus

     - the Class C Cumulative Investor Charged-Off Amount.

     "CLASS C MODIFIED REQUIRED AMOUNT" means, on any distribution date:

     - the Class C Required Amount for that distribution date; minus

     - the sum of all accrued but unpaid Class Monthly Servicing Fees for the Class C Certificates.

     "CLASS C MODIFIED REQUIRED AMOUNT SHORTFALL" on any distribution date, means the amount, if any, by which the Class C Modified Required Amount exceeds

     - the sum of the Series Finance Charge Collections and Series Additional Allocable Amounts on that distribution date minus the sum of the Class A Modified Required Amount and the Class B Modified Required Amount.

     "CLASS C PERMITTED CONTROLLED AMORTIZATION AMOUNT," if applicable, for any distribution date in the Controlled Amortization Period before the Class C Fixing Deadline, means an amount equal to:

     - $              ; plus

     - the Class C Permitted Controlled Amortization Amount Shortfall, if any.

The trust may increase the Class C Permitted Controlled Amortization Amount, including designating a Class C Permitted Controlled Amortization Amount payable during the Revolving Period, without the consent of the investors in this series if SRFG receives written notice from the Rating Agencies that such an increase will not cause them to reduce or withdraw their ratings on the certificates of any outstanding series.


     "CLASS C PERMITTED CONTROLLED AMORTIZATION AMOUNT
SHORTFALL" means, for any distribution date during a Controlled Amortization Period, the amount, if any, by which the Class C Permitted Controlled Amortization Amount exceeds the amount deposited to the Series Distribution Account in connection with a permitted payment of Class C principal as described in "Annex A - Cash Flows." The deposit will equal the lesser of the Class C Permitted Controlled Amortization Amount and the amount then remaining on deposit in the Series Collections Account.

     "CLASS C PRINCIPAL COLLECTIONS" means for any day or any distribution date:

     - the Class Percentage for Class C for Principal Collections for the related distribution date; multiplied by

     - the amount of Principal Collections for that day or for the related Due Period, as applicable.

                                      S-67

     "CLASS C RAPID AMORTIZATION AMOUNT" means the Class C Investor Interest.

     "CLASS C RAPID AMORTIZATION AMOUNT SHORTFALL" means, for any distribution date during a Controlled Amortization Period, the amount, if any, by which the Class C Rapid Amortization Amount exceeds the amount deposited to the Series Distribution Account in connection with payment of Class C principal as described in step (6) of the cash flows in "Annex A - Cash Flows."

     "CLASS C REQUIRED AMOUNT" means, on any distribution date, the Class Required Amount for the Class C Certificates.

     "CLASS ALTERNATIVE DEFICIENCY AMOUNT" means, for any class, on any distribution date, the Class Deficiency Amount that would have been calculated for that class on that distribution date if the aggregate unreimbursed Investor Losses on that distribution date equaled zero.

     "CLASS CONTROLLED AMORTIZATION AMOUNT" means the Class A Controlled Amortization Amount, the Class B Controlled Amortization Amount or the Class C Controlled Amortization Amount, as applicable.

     "CLASS CUMULATIVE INVESTOR CHARGED-OFF AMOUNT" means the Class A Cumulative Investor Charged-Off Amount, the Class B Cumulative Investor Charged-Off Amount, or the Class C Cumulative Investor Charged-Off Amount, as applicable.

     "CLASS DEFICIENCY AMOUNT" means, for each class, on any distribution date, the sum of:

     - interest for that class accrued since the immediately preceding distribution date;

     - if, since the immediately preceding distribution date and before the current distribution date, a Reimbursed Loss Event has occurred, the sum of:

        - the Reimbursed Loss Interest for that class for each previous distribution date since the last distribution date on which Investor Losses for that class equaled zero, and

        - the Reimbursed Loss Interest Gross-up Amount for that class for each previous distribution date since the last distribution date on which the aggregate amount of unreimbursed Investor Losses for that class equaled zero;

     - the Class Deficiency Amount on the immediately preceding distribution date; and

     - the Class Deficiency Amount on the immediately preceding distribution date multiplied by the interest rate, if any, for that class and divided by twelve.

     "CLASS FINANCE CHARGE COLLECTIONS" means, for each class on any day or any distribution date:

     - the Class Percentage for Finance Charge Collections determined as of the related distribution date; multiplied by

     - the amount of Finance Charge Collections for that day or the related Due Period, as applicable.

     "CLASS INVESTED AMOUNT" means the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount, as applicable.

     "CLASS INVESTOR CHARGED-OFF AMOUNT" means the Class A Investor Charged-Off Amount, the Class B Investor Charged-Off Amount or the Class C Investor Charged-Off Amount, as applicable.

     "CLASS INVESTOR INTEREST" means the Class A Investor Interest, the Class B Investor Interest or the Class C Investor Interest, as applicable.

     "CLASS MONTHLY DEFICIENCY AMOUNT" means, for any class on any distribution date, the amount, if any, by which:

                                      S-68

     - the Class Modified Required Amount for that class for that distribution date; exceeds

     - the amount deposited into the Series Interest Funding Account to pay that Class Modified Required Amount on that distribution date.

     "CLASS MONTHLY SERVICING FEE" means, for any class on any distribution date:

     - the Class Investor Interest divided by the Series Investor Interest,
       or, in the case of the first distribution date, $         , in each
       case on the first day of the related Due Period; multiplied by

     - the amount of the Investor Servicing Fee for the related Due Period.

     "CLASS PERCENTAGE" means, for any class on any distribution date:

     (a) when used for the Charged-Off Amount, the percentage equivalent of a fraction:

     - the numerator of which will be the Class Investor Interest minus the Supplemental Cash allocable to that class; and

     - the denominator of which will be the greater of:

        - the amount of Principal Receivables in the trust, and

       - the Aggregate Investor Interest minus the Excess Funding Amount (General), the Excess Funding Amount (SRC) and the sum of the series pre-funding amounts, if any, for all outstanding series,

in each case on the first day of the related Due Period; or

     (b) when used for Principal Collections before a Fixed Principal Allocation Event occurs, the percentage equivalent of a fraction:

     - the numerator of which will be the Class Investor Interest minus the Supplemental Cash allocable to that class on the first day of the related Due Period; and

     - the denominator of which will be the greater of:

        - the amount of Principal Receivables in the trust on the first day of the related Due Period, and

        - the sum of the numerators used in calculating the components of the series percentage for Principal Collections for each series then outstanding as of that distribution date; or

     (c) when used for Principal Collections on and after a Fixed Principal Allocation Event has occurred, unless a Fixed Principal Allocation Adjustment has occurred, the percentage equivalent of a fraction:

      - the numerator of which will be the Class Investor Interest minus the Supplemental Cash allocable to that class on the first day of the Due Period before the Fixed Principal Allocation Event; and

     - the denominator of which will be the greater of:

        - the amount of Principal Receivables in the trust on the first day of the related Due Period; and

                                      S-69

        - the sum of the numerators used in calculating the components of the series percentage for Principal Collections for each series then outstanding as of that distribution date.

However, because each class may be paired with a class of a Paired Series, SRFG may designate a different numerator to calculate this fraction if:

     - after the pairing, a rapid amortization event for the Paired Series occurs;

     - the new numerator is not less than the Class Investor Interest minus the Supplemental Cash allocable to that class as of the last day of the revolving period for the Paired Series; and

     - SRFG delivers to the trustee a certificate of an authorized officer stating that, based on the facts known to that officer at the time, in the reasonable belief of SRFG, the designation of a different numerator will not cause a Rapid Amortization Event or an event that, after the giving of notice or the lapse of time, would constitute a Rapid Amortization Event, to occur for this series.

If a Rapid Amortization Event for this series nonetheless occurs, then, on each distribution date beginning with the distribution date related to the Due Period in which the Rapid Amortization Event occurs, the numerator will not be less than the Class Investor Interest minus the Supplemental Cash allocable to that class as of the first day of the Due Period in which that Rapid Amortization Event occurs; or

     (d) when used for Principal Collections on and after the date the servicer has made a Fixed Principal Allocation Adjustment, the percentage equivalent of a fraction:

     - the numerator of which will be the greater of:

        - the amount of the Class Investor Interest minus Supplemental Cash allocable to such class on the first day of the Due Period before the Fixed Principal Allocation Event multiplied by the Fixed Principal Allocation Adjustment Factor; and

        - the amount of the Class Investor Interest minus the Supplemental Cash allocable to that class on the first day of that Due Period; and

        - the denominator of which will be the greater of:

        - the amount of Principal Receivables in the trust on the first day of the related Due Period; and

        - the sum of the numerators used in calculating the components of the series percentage for Principal Collections for each series then outstanding as of the distribution date.

However, after a Rapid Amortization Event for this series, on each distribution date beginning with the distribution date related to the Due Period in which the Rapid Amortization Event occurred, the numerator will be the Class Investor Interest minus the Supplemental Cash allocable to that class on the first day of the Due Period in which the Rapid Amortization Event occurred; or

     (e) when used for Finance Charge Collections during the Revolving Period or the Controlled Amortization Period, the percentage equivalent of a fraction:


     - the numerator of which will be the amount of the applicable Class Investor Interest minus the Supplemental Cash allocable to that class on the first day of the related Due Period; and

                                      S-70

     - the denominator of which will be the greater of:

        - the amount of Principal Receivables in the trust on the first day of the related Due Period; and

        - the sum of the numerators used in calculating the components of the series percentage for Finance Charge Collections for each series then outstanding as of that distribution date; or

     (f) when used for Finance Charge Collections during the Rapid Amortization Period, on each distribution date beginning with the distribution date related to the Due Period in which the Rapid Amortization Event occurs, the percentage equivalent of a fraction:

     - the numerator of which will be the amount of the Class Investor Interest minus the Supplemental Cash allocable to that class on the last day of the related Due Period before the Rapid Amortization Event; and

     - the denominator of which will be the greater of:

        - the amount of Principal Receivables in the trust on the first day of the related Due Period; and

        - the sum of the numerators used in calculating the components of the series percentage for Finance Charge Collections for each series then outstanding as of that distribution date.

     "CLASS PRINCIPAL COLLECTIONS" means the Class A Principal Collections, the Class B Principal Collections and the Class C Principal Collections, as applicable.

     "CLASS RAPID AMORTIZATION AMOUNT" means, for each class on any distribution date during the Rapid Amortization Period, the Class Investor Interest for that class.

     "CLASS REQUIRED AMOUNT" means, for any class on any distribution date, the sum of:

     - interest for that class for that distribution date;

     - the Class Monthly Deficiency Amount on the immediately preceding distribution date;

     - the Class Deficiency Amount on the immediately preceding distribution date multiplied by the interest rate, if any, for the class plus two percent per year divided by twelve;

     - if on the immediately preceding distribution date a Reimbursed Loss Event occurred, the sum of:

        - the Reimbursed Loss Interest for each previous distribution date since the last distribution date on which the aggregate amount of unreimbursed Investor Losses for the class equaled zero;

        - the Reimbursed Loss Interest Gross-up Amount for each previous distribution date since the last distribution date on which the aggregate amount of unreimbursed Investor Losses for the class equaled zero; and

        - for any distribution date following the distribution date immediately following the Reimbursed Loss Event to and including the next distribution date, the Reimbursed Loss Interest Gross-up Amount for the class for the distribution date; and

                                      S-71

     - the sum of all accrued but unpaid Class Monthly Servicing Fees.

     "CONTROLLED AMORTIZATION PERIOD" means the period commencing at the opening of business on the first day of the Due Period related to the
distribution date in             and ending upon the earliest to occur of:

     - the date on which a Rapid Amortization Event for this series occurs;

     - the payment in full of the Series Invested Amount; and

     - the Series Termination Date.

     "DETERMINATION DATE" for any month means the second business day before the distribution date for the month.

     "DUE PERIOD" for any Account is the period included in the monthly billing cycle of that Account. When this prospectus supplement refers to a Due Period ending in a particular month, it means, collectively, the Due Periods applicable to each of the Accounts that ended during that month. For example, the Due Period ending in September includes the billing cycles of each of the Accounts that begin on various days during August and end on various days during September. The Due Period related to a particular distribution date is the Due Period ending in the calendar month preceding that distribution date.

     "ELIGIBLE INSTITUTION" means:

     - a depositary institution organized under the laws of the United States, any state or the District of Columbia that at all times has a short-term certificate of deposit rating of A-1+/P-1 or better by the Rating Agencies and whose deposits are insured by the FDIC; or

     - any other institution that will not cause a Rating Agency to reduce or withdraw its rating on any class of certificates of any outstanding series.

     "EXCESS FUNDING AMOUNT (GENERAL)" for any distribution date means the amount on deposit in the Excess Funding Account (General) less investment earnings.

     "EXCESS FUNDING AMOUNT (SRC)" for any distribution date means the amount on deposit in the Excess Funding Account (SRC) less investment earnings.

     "FINANCE CHARGE COLLECTIONS" means all collections on the Receivables in any month up to the aggregate amount of Finance Charge Receivables billed for the applicable Due Period.

     "FINANCE CHARGE RECEIVABLES" means amounts owed by credit account customers as a result of interest accrued on unpaid principal balances.

     "FIXED PRINCIPAL ALLOCATION ADJUSTMENT" means, if:

     - a Fixed Principal Allocation Event has occurred; and

     - a Rapid Amortization Event has not occurred,

an adjustment by the servicer of the Class Percentage for Principal Collections in accordance with the provisions of the Series Supplement and set forth in the Monthly Servicer Certificate.

     "FIXED PRINCIPAL ALLOCATION ADJUSTMENT FACTOR" means, for any class for any distribution date, a fraction:

     - the numerator of which is the Class Controlled Amortization Amount, and

     - the denominator of which is the sum of:

        - the Class Controlled Amortization Amount; and

        - the Group Available Principal Amount on the distribution date, as adjusted to deduct any portion of the Group Available Principal Amount used, in the discretion of the servicer, to determine the Fixed Principal Allocation Adjustment Factor for any class of any of the other series in Group One.

     "FIXED PRINCIPAL ALLOCATION EVENT" means the earliest of:

      - the beginning of the Due Period immediately following the Due Period related to the distribution date during the Controlled Amortization Period of this series on which the Series Available Principal Amount is less than zero;

     - the date on which a Rapid Amortization Event for this series occurs;
       or

                                      S-72

     - a date selected by the servicer, if any, provided that the servicer provides notification of that date to SRFG, the trustee and the Rating Agencies no later than two Business Days before the selected date.

     "GROUP AVAILABLE PRINCIPAL AMOUNT" means, for each distribution date:

     - the amount remaining on deposit in the Group One Principal Collections Reallocation Account on that distribution date after all withdrawals have been made from that account for the benefit of any series in Group One, but before that amount is withdrawn from the Group One Principal Collections Reallocation Account and paid to SRFG; minus

     - the amount deposited in the Group One Principal Collections Reallocation Account from the series collections accounts of any series in Group One that has a controlled amortization period or controlled accumulation period, as applicable, beginning
       before              ; minus

     - the amount deposited in the Group One Principal Collections Reallocation Account from the series principal collections accounts of any series in Group One that has a controlled amortization period or controlled accumulation period, as applicable, ending
       before             ; minus

     - the amount deposited in the Group One Principal Collections Reallocation Account from the series principal collections account of any series in Group One that is in its rapid amortization period.

     "GROUP EXCESS FUNDING AMOUNT" means:

     - the Aggregate Excess Funding Amount; multiplied by

     - the sum of the numerators used in calculating the class percentage for Principal Collections for all classes of all series (including the classes of this series) in Group One; divided by

     - the sum of the numerators used in calculating the class percentage for principal collections for all classes of all outstanding series.

     "GROUP ONE" means the group of series in the trust to which your series belongs.

     "GROUP ONE PRE-FUNDING REALLOCATION ACCOUNT" means an account established in connection with the pre-funding of any series in Group One.

     "HIGHEST RATING" means, with respect to Moody's, P-1 or Aaa and, with respect to Standard & Poor's, A-1+ or AAA, or any rating that will not cause a Rating Agency to reduce or withdraw its rating on any class of any outstanding series.

     "INTEREST PAYMENT DATE" means the 15th day of each calendar month, or if
not a business day, the next business day, beginning in             .

     "INVESTED AMOUNT" means, for any certificate of a series:

       - the initial face amount of the certificate; minus

       - the amount of principal the trust has previously paid to the investors in that class of certificates; minus

       - that certificat's share of charge-offs that the trust has not reimbursed, including unreimbursed charge-offs from prior months.

     "INVESTOR ACCOUNTS" means the following accounts that the trustee has established or will establish in the name of the trust:

     - the Series Collections Account;
     - the Series Principal Collections Account;
     - the Series Interest Funding Account;
     - the Series Distribution Account
     - the Group One Collections Account;
     - the Group One Finance Charge Collections Reallocation Account;
     - the Group One Principal Collections Reallocation Account;
     - the Collections Account;
     - the Excess Funding Account (General); and
     - the Excess Funding Account (SRC).

    "INVESTOR INTEREST" means, for any certificate of a series:

         - the Invested Amount for that certificate; minus

         - the amount of funds in the applicable Series Principal
           Funding Account allocated to that certificate.

     "INVESTOR LOSS" means, for each class as of any distribution date, the Class Cumulative Investor Charged-Off Amount after giving effect to the allocations and payments on that distribution date, and if the Receivables are sold in connection with the termination of the trust or this series, the amount, if any, by which the Class Investor Interest, determined immediately before the sale, exceeds the net proceeds of the sale that are payable to the class.

     "INVESTOR SERVICING FEE" means, for any distribution date or the related Due Period:

                                      S-73

     - the investor servicing fee percentage of     % per year, divided by
       twelve; multiplied by

     - the Series Investor Interest minus the Supplemental Cash, if any, allocable to this series on the first day of the related Due Period.

     "MINIMUM PRINCIPAL RECEIVABLES BALANCE" means, on any Determination Date, the sum of the Series Minimum Principal Receivables Balances for all outstanding series in the trust.

     "MINIMUM SELLER INTEREST" for any day or distribution date means the positive difference, if any, between:

     - the sum of the Series Minimum Principal Receivables Balances for all outstanding series; and
     - the Aggregate Investor Interest minus the sum of:

        - the series pre-funding amounts, if any, for all outstanding series;

        - the Excess Funding Amount (General); and

        - the Excess Funding Amount (SRC),

for that day or distribution date.

     "MONTHLY SERVICER CERTIFICATE" means the certificate of an officer of the servicer, in the form attached as an exhibit to the Series Supplement.

     "NET YIELD" means, for any Due Period or any distribution date, the annualized percentage equivalent of a fraction:

     - the numerator of which is:

        - the sum of the Series Finance Charge Collections, Series Additional Allocable Amounts, and finance charge collections and series additional allocable amounts, if any, reallocated to this series; minus

        - the Series Investor Charged-Off Amount; and

     - the denominator of which is the Series Invested Amount.

     "PAIRED SERIES" means a new series paired with this series that may be used to finance the increase in the Seller Interest that results when the trust pays Class A principal.

     "PERMITTED INVESTMENTS" means securities or negotiable instruments that represent:

      -  obligations issued or fully guaranteed by the United
         States of America;
      - time deposits in or banker's acceptances issued by depository institutions or trust companies whose short-term deposits or commercial paper have the Highest
         Rating;
      - commercial paper or other short-term obligations that have the Highest Rating at the time of the trust's investment; or
      - investments in money market or common trust funds that have the Highest Rating;
      - demand deposits in any depository institution or trust company whose short-term deposits or commercial paper have the Highest Rating;
      -  certain repurchase agreements with either:
         -  an entity subject to the Bankruptcy Code; or
         - a financial institution insured by the FDIC or any broker-dealer with "retail customers" which is under the jurisdiction of the SIPC; and
      -  any other investment, including:
         - shares of open-end mutual funds that invest only in obligations issued or fully guaranteed by the United States of America; and
         -  guaranteed investment contracts,
         if that investment will not cause a Rating Agency to reduce or withdraw its rating on any class of any outstanding series.

     "PRINCIPAL COLLECTIONS" means all collections on the receivables in any month other than Finance Charge Collections.

     "PRINCIPAL RECEIVABLES" means amounts owed by credit account customers as a result of their purchase of goods and services, late fees and other fees.

     "QUALIFIED TRUST INSTITUTION" means:

     	- a depositary institution organized under the laws of the United States, any state or the District of Columbia, or a domestic branch of a foreign bank, that:
         - acts as a trustee for funds deposited in segregated trust accounts in its corporate trust department, and
         - has securities that have an investment grade credit rating from each Rating Agency; or

      - any other institution that will not cause a Rating Agency to reduce or withdraw its rating on any class of certificates of any outstanding series.

     "RAPID AMORTIZATION EVENT" means a specified event that might impair the long-term ability of the trust to make all required payments, and which therefore triggers the commencement of the Rapid Amortization Period. We describe these events in "The Certificates--Rapid Amortization Events."

     "RAPID AMORTIZATION PERIOD" means the period from, and including, the date on which a Rapid Amortization Event occurs to, and including, the earlier of:

     - the date of the final distribution to the investors in this series; or

     - the Series Termination Date.

The first distribution date of the Rapid Amortization Period will be the distribution date in the calendar month following the date on which a Rapid Amortization Event occurs.

     "RATING AGENCY" means Moody's Investors Service, Inc. or Standard & Poor's Ratings Services unless otherwise set forth in the Series Supplement for this series. "Rating Agencies" means both Moody's Investors Service, Inc. and Standard & Poor's Ratings Services unless otherwise set forth in the Series Supplement for this series.

     "RECEIVABLE" means any receivable arising in an Account.

     "REIMBURSED LOSS EVENT" means, for each class, any distribution date on

                                      S-74

which the aggregate amount of unreimbursed Investor Losses for that class is reduced to zero; provided that if the Class Invested Amounts for all classes senior to that class have been reduced to zero and the Reimbursed Loss Event occurs on the expected final payment date for that class, the Reimbursed Loss Event will be deemed to occur on the current distribution date for the purposes of calculating the Class Modified Required Amount for that class.

     "REIMBURSED LOSS INTEREST" means for each class for any distribution date:

     - the aggregate amount of Investor Losses that have not been reimbursed before the beginning of the related Due Period; multiplied by

     - the interest rate, if any, for the class for the related Due Period divided by twelve.

     "REIMBURSED LOSS INTEREST GROSS-UP AMOUNT" means, for each class for any distribution date:

     - the amount, if any, by which the Class Alternative Deficiency Amount for the immediately preceding distribution date exceeds the Class Deficiency Amount for the immediately preceding distribution date, multiplied by

     - the interest rate, if any, for that class for the related Due Period divided by twelve.

     "REQUIRED DAILY DEPOSIT" will mean during any month the servicer is required to deposit collections into the Collections Account on a daily basis pursuant to the Pooling and Servicing Agreement, amounts that will be available to pay interest and principal, as applicable, under the cash flows, up to the amount of interest and principal expected to be paid to investors in this series on the related distribution date, as more fully specified in the Series Supplement.

     "REVOLVING PERIOD" means the period beginning on the first day of the
Due Period that ends in           , and ending on the earlier of:

     - the last business day before the Controlled Amortization Period begins, or

     - the day a Rapid Amortization Event occurs.

     "SELLER INTEREST" means the interest in the trust not represented by the certificates of any series.

      "SERIES ADDITIONAL ALLOCABLE AMOUNTS," if any, means, for any distribution date, the sum of:

     - Series Yield Collections;

     - Series Investment Income; and

     - Series Additional Investor Funds.

     "SERIES ADDITIONAL FUNDS," if any, means, for any distribution date, the additional funds deposited into the Series Collections Account on that distribution date.

     "SERIES ADDITIONAL INVESTOR FUNDS," if applicable, means, for any distribution date, the Series Additional Funds, if any, that the trust does not apply to pay the Investor Servicing Fee.

     "SERIES AGGREGATE EXCESS FUNDING AMOUNT" means:

     - the Series Investor Interest; divided by

     - the sum of the series investor interests for all outstanding series in Group One; multiplied by

                                      S-75

     - the Group Excess Funding Amount.

     "SERIES ALLOCABLE INVESTMENT AMOUNT" means, for any distribution date, the sum of:

     - the investment income on funds on deposit in the Collections Account for the related Due Period, multiplied by the sum of the numerators for all classes in this series used in calculating the Class Percentage for Finance Charge Collections, divided by the sum of the numerators used in calculating the class percentage for Finance Charge Collections for all classes of all outstanding series; plus

     - the investment income on funds on deposit in the Group One Collections Account for the related Due Period, multiplied by the sum of the numerators for all classes in this series used in calculating the Class Percentage for Finance Charge Collections, divided by the sum of the numerators used in calculating the class percentage for Finance Charge Collections for all classes of all series in Group One.

     "SERIES AVAILABLE PRINCIPAL AMOUNT" means, for any distribution date, for each series in Group One that is in its controlled amortization period or controlled accumulation period, as applicable, an amount calculated as follows: For each such series, in sequence, beginning with the series with the largest series Investor Interest as of that distribution date--and if more than one series has the same series Investor Interest on that distribution date, beginning with whichever of such series has the longest time remaining in its controlled amortization period or controlled accumulation period, as applicable, assuming that no rapid amortization event occurs with respect to that series--an amount equal to:

     - the Group Available Principal Amount; minus

     - the difference between the series required principal amount and the amount of such series' controlled amortization amount or controlled accumulation amount, as applicable, that was funded on the distribution date, including any portion of the amount that was funded by amounts withdrawn from the Group One Principal Collections Reallocation Account as described in "Annex A--Cash Flows."

For purposes of calculating the series available principal amount for each other such series, the Group Available Principal Amount shall be reduced by the amount calculated in the second bullet point above for each prior series for which the series available principal amount was calculated.

     "SERIES CUT-OFF DATE" means the last day of the Due Period ending in
            .

     "SERIES EXCESS FUNDING AMOUNT (SRC)" means:

     - the Group Excess Funding Amount (SRC); multiplied by

     - the sum of the numerators used in calculating the Class Percentage for Class B Principal Collections and Class C Principal Collections divided by the sum of the numerators used in calculating the class percentage for principal collections for all classes retained by SRFG in Group One.

     "SERIES FINANCE CHARGE COLLECTIONS" means, for any day or any distribution date, the sum of the amount of Class Finance Charge Collections for each class of this series for that day or for the related Due Period, as applicable.

                                      S-76

     "SERIES INVESTED AMOUNT" with respect to any distribution date, means the sum of the Class Invested Amounts for each class of this series on that distribution date.

     "SERIES INVESTMENT INCOME" means, for any distribution date, the sum of:

     - the income from the investment of funds on deposit in the Series Interest Funding Account;

     - the income from the investment of funds with respect to the Series Aggregate Excess Funding Amount; and

     - the Series Allocable Investment Amount.

     "SERIES INVESTOR INTEREST" means, for any distribution date, the sum of the Class Investor Interests for each class of this series on that distribution date.

     "SERIES INVESTOR CHARGED-OFF AMOUNTS" means the sum of the Class Investor Charged-Off Amounts for each class of this series.

     "SERIES MINIMUM PRINCIPAL RECEIVABLES BALANCE" means, for this series, on any Determination Date, the greater of:

     - the Series Investor Interest minus Supplemental Cash on that Determination Date, divided by 0.909; or

     - if a Fixed Principal Allocation Event has occurred, and a Fixed Principal Allocation Adjustment has not occurred, the Series Investor Interest minus Supplemental Cash as of the first day of the Due Period before the Fixed Principal Allocation Event, which may be reduced if a Rapid Amortization Event occurs for any series with which this series is paired, to an amount equal to the sum of the then applicable numerators for the class percentages for Principal Collections for all classes in the Paired Series; or

     - if a Fixed Principal Allocation Adjustment has occurred, the Series Investor Interest minus Supplemental Cash as of the first day of the Due Period before the Fixed Principal Allocation Event multiplied by the Fixed Principal Allocation Adjustment Factor; provided, however, that after a Rapid Amortization Event, this amount will be the Series Investor Interest minus Supplemental Cash as of the first day of the Due Period before the Rapid Amortization Event.

SRFG may, upon 30 days' prior notice to the trustee and the Rating Agencies, reduce the Series Minimum Principal Receivables Balance by increasing the divisor set forth above, if:

     - SRFG receives written notice from the Rating Agencies that such an increase will not cause them to reduce or withdraw their ratings on the certificates of any outstanding series; and

     - the divisor used to calculate the Series Minimum Principal Receivables Balance is not increased to more than 0.980.

     "SERIES MONTHLY SERVICING FEE" means, for any distribution date, the sum of the Class Monthly Servicing Fees for each class of this series on that distribution date.

     "SERIES PERCENTAGE" for any specified type of collections or charge-offs means, on any distribution date, the sum of the Class Percentages for that specified type of collections or charge-offs for each class of this series on that distribution date.
                                      S-77

     "SERIES PRINCIPAL COLLECTIONS" means, for any day or any distribution date, the sum of the amount of Class Principal Collections for each class of this series for that day or for the related Due Period, as applicable.

     "SERIES REQUIRED PRINCIPAL AMOUNT" means, for each distribution date and each series in Group One that is in its controlled amortization period or controlled accumulation period, as applicable:

     - 1.20; multiplied by

     - the controlled amortization amount or the controlled accumulation amount, as applicable, for the series for each distribution date.

     "SERIES SUPPLEMENT" means the Series Supplement dated as of        ,
to the Pooling and Servicing Agreement, as amended, modified or supplemented from time to time.

     "SERIES TERMINATION DATE" means the business day following the distribution date.

     "SERIES YIELD COLLECTIONS" means for any day or any distribution date:

     - the Series Yield Factor; multiplied by

     - the amount of Series Principal Collections for that day or the related Due Period, as applicable.

     "SERIES YIELD FACTOR" is initially zero, but may be increased in accordance with the terms of the Series
Supplement.

     "SERVICER TERMINATION EVENT" means any event that gives the trustee or investors holding at least 51% of the aggregate invested amount of certificates the right to terminate all of the rights and obligations of the servicer under the Pooling and Servicing Agreement.

     "SHIAs" mean Sears Home Improvement Accounts, and predecessor accounts.

     "SUPPLEMENTAL CASH" for any distribution date means the Series Aggregate Excess Funding Amount for that distribution date. For purposes of this prospectus supplement, allocations of Supplemental Cash for any class shall be made according to the following calculation:

     - the Supplemental Cash; multiplied by

     - the Class Investor Interest for that class divided by the Series Investor Interest.

     "TSYS" means Total System Services, Inc.

                                      S-78





                                                                 ANNEX A
                                   CASH FLOWS

     We provide below descriptions of the cash flows that use the language of the Series Supplement. We refer you also to the summaries of these provisions in "The Certificates--
Cash Flows."

     Deposits to Series Collections Account or Series Principal Collections Account. On or before each distribution date, the trustee, acting for the trust pursuant to the servicer's instructions, will withdraw from the Group One Collections Account and deposit into the Series Collections Account an amount equal to:

     - the sum of the Series Finance Charge Collections and the Series Principal Collections; and

     - the Series Excess Funding Amount (SRC),

each for the related Due Period. On or before each distribution date, the trustee, acting for the trust pursuant to the servicer's instructions, will also deposit the Series Additional Allocable Amounts, if any, which have not previously been deposited into the Series Collections
Account.

     Allocation of Interest, Fees and Other Items During the Revolving Period. On each distribution date during the Revolving Period, the trustee, acting for the trust pursuant to the servicer's instructions, will apply funds to be paid or deposited in the following order of priority, to the extent those amounts are available on that distribution date.

     (1) CLASS A INTEREST. An amount equal to the lesser of:

     - the Class A Modified Required Amount; and
     - the sum of any Series Finance Charge Collections and Series Additional Allocable Amounts

will be withdrawn from the Series Collections Account and deposited in the Series Distribution Account.

     (2) CLASS B INTEREST. An amount equal to the lesser of:

     - the Class B Modified Required Amount, if any; and
     - the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts will be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

     (3) CLASS C INTEREST. An amount equal to the lesser of:

     - the Class C Modified Required Amount, if any; and
     - the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts will be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

     (4) SERIES MONTHLY SERVICING FEE. An amount equal to the lesser of:

     - the sum of the Series Monthly Servicing Fee and all accrued but unpaid Series Monthly Servicing Fees as of the prior distribution date; and
     - the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

                                      S-79

will be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

     (5) CLASS A CHARGE-OFFS. An amount equal to the lesser of:

     - the Class A Cumulative Investor Charged-Off Amount; and
     - the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts will be withdrawn from the Series Collections Account and deposited into the Group One Principal Collections
Reallocation Account. The Class A Cumulative Investor
Charged-Off Amount will be reduced by the amount of this deposit.

     (6) CLASS B CHARGE-OFFS. An amount equal to the lesser of:

     - the Class B Cumulative Investor Charged-Off Amount; and
     - the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts will be withdrawn from the Series Collections Account and deposited into the Group One Principal Collections
Reallocation Account. The Class B Cumulative Investor
Charged-Off Amount will be reduced by the amount of this deposit.

     (7) CLASS C CHARGE-OFFS. An amount equal to the lesser of:

     - the Class C Cumulative Investor Charged-Off Amount; and
     - the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts will be withdrawn from the Series Collections Account and deposited into the Group One Principal Collections
Reallocation Account. The Class C Cumulative Investor
Charged-Off Amount will be reduced by the amount of this deposit.

     (8) REALLOCATION TO OTHER SERIES. An amount equal to any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts will be withdrawn from the Series Collections Account and deposited into the Group
One Finance Charge Collections Reallocation Account.

     (9) CLASS A INTEREST. If one or more other series included in Group One which is outstanding with respect to the distribution date provides for the reallocation of finance charge collections and series additional allocable amounts, series excess servicing relating to that series will be deposited into the Group One Finance Charge
Collections Reallocation Account. An amount equal to the lesser of:

     - the Class A Modified Required Amount Shortfall; and
     - the product of:
        - a fraction the numerator of which is the Class A Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in Group One; and
        - the amount on deposit in the Group One Finance Charge Collections Reallocation Account before any withdrawals from that account with respect to any other series pursuant to a comparable clause in the applicable series supplement for the purpose of covering class modified required amount shortfalls, will be withdrawn from the Group One Finance Charge
Collections Reallocation Account and deposited into the Series Distribution Account. The Class A Modified Required
Amount Shortfall will be reduced by the amount of this deposit.

                                      S-80

     (10) CLASS B INTEREST. An amount equal to the lesser of:

     - the Class B Modified Required Amount Shortfall; and
     - the product of:

        - a fraction the numerator of which is the Class B Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in Group One; and
        - the amount on deposit in the Group One Finance Charge Collections Reallocation Account before any withdrawals from that account with respect to any other series pursuant to a comparable clause in the applicable series supplement for any class with the same alphabetical designation and after any withdrawals from that account for the benefit of classes of those other series with a higher alphabetical designation, will be withdrawn from the Group One Finance Charge
Collections Reallocation Account and deposited into the Series Distribution Account. The Class B Modified Required
Amount Shortfall will be reduced by the amount of this deposit.

     (11) CLASS C INTEREST. An amount equal to the lesser of:

     - the Class C Modified Required Amount Shortfall; and
     - the product of:
        - a fraction the numerator of which is the Class C Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in Group One; and
        - the amount on deposit in the Group One Finance Charge Collections Reallocation Account before any withdrawals from that account with respect to any other series pursuant to a comparable clause in the applicable series supplement for any class with the same alphabetical designation and after any withdrawals from that account for the benefit of classes with a higher alphabetical designation of those other series, will be withdrawn from the Group One Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall will be reduced by the amount of this deposit.

     (12) CLASS A CHARGE-OFFS. An amount equal to the lesser of:

     - the Class A Cumulative Investor Charged-Off Amount; and
     - the product of:
        - a fraction the numerator of which is the Class A Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in Group One; and
        - the amount on deposit in the Group One Finance Charge Collections Reallocation Account before any withdrawals from that account with respect to any other series pursuant to a comparable clause in the applicable series supplement for the purpose of covering cumulative investor charged-off amounts for any class with the same alphabetical designation, will be withdrawn from the Group One Finance Charge
Collections Reallocation Account and deposited into the Group One Principal Collections Reallocation Account. The
Class A Cumulative Investor Charged-Off Amount will be reduced by the amount of this deposit.

                                     S-81

     (13) CLASS B CHARGE-OFFS. An amount equal to the lesser of:

     - the Class B Cumulative Investor Charged-Off Amount; and
     - the product of:

        - a fraction the numerator of which is the Class B Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in Group One; and

        - the amount on deposit in the Group One Finance Charge Collections Reallocation Account before any withdrawals from that account with respect to any other series pursuant to a comparable clause in the applicable series supplement for the purpose of covering cumulative investor charged-off amounts for any class with the same alphabetical designation and after any withdrawals from that account for the benefit of classes of such other series with a higher alphabetical designation, will be withdrawn from the Group One Finance Charge
Collections Reallocation Account and deposited into the Group One Principal Collections Reallocation Account. The
Class B Cumulative Investor Charged-Off Amount will be reduced by the amount of this deposit.

     (14) SERIES MONTHLY SERVICING FEE. An amount equal to the lesser of:

     - all accrued but unpaid Series Monthly Servicing Fees; and
     - the product of:
        - a fraction the numerator of which is all accrued but unpaid Series Monthly Servicing Fees and the denominator of which is the sum of all accrued but unpaid monthly servicing fees for all series in Group One; and
        - the amount on deposit in the Group One Finance Charge Collections Reallocation Account before any withdrawals from that account pursuant to a comparable clause in the applicable series supplement with respect to any other series to cover payment of accrued but unpaid monthly servicing fees, will be withdrawn from the Group One Finance Charge
Collections Reallocation Account and deposited into the Series Distribution Account.

     (15) CLASS C CHARGE-OFFS. An amount equal to the lesser of:

     - the Class C Cumulative Investor Charged-Off Amount; and
     - the product of:
        - a fraction the numerator of which is the Class C Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in Group One; and
        - the amount on deposit in the Group One Finance Charge Collections Reallocation Account before any withdrawals from that account with respect to any other series pursuant to a comparable clause in the applicable series supplement for the purpose of covering cumulative investor charged-off amounts for any class with the same alphabetical designation and after any withdrawals from that account for the benefit of classes of such other series with a higher alphabetical designation, will be withdrawn from the Group One Finance Charge
Collections Reallocation Account and deposited into the Group One Principal Collections Reallocation Account. The
Class C Cumulative Investor Charged-Off Amount will be reduced by the amount of this deposit.

                                      S-82

     (16) CLASS A INTEREST. An amount equal to the lesser of:

     - the Class A Modified Required Amount Shortfall; and
     - the sum of the Series Excess Funding Amount (SRC) and Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest will be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A
Modified Required Amount Shortfall will be reduced by the amount of this deposit, and the Class C Cumulative Investor
Charged-Off Amount will be increased by the amount of this deposit.

     (17) CLASS A INTEREST. An amount equal to the lesser of:

     - the Class A Modified Required Amount Shortfall; and
     - the Class B Principal Collections less Series Yield Collections allocable to the Class B Investor Interest will be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A
Modified Required Amount Shortfall will be reduced by the amount of this deposit, and the Class B Cumulative Investor
Charged-Off Amount will be increased by the amount of this deposit.

     (18) CLASS B INTEREST. An amount equal to the lesser of:

     - the Class B Modified Required Amount Shortfall; and
     - the sum of any remaining Series Excess Funding Amounts (SRC) and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest will be withdrawn from the Series Principal Collections
Account and deposited into the Series Distribution Account.
The Class B Modified Required Amount Shortfall will be reduced by the amount of this deposit, and the Class C
Cumulative Investor Charged-Off Amount will be increased by the amount of this deposit.

     (19) CLASS A CHARGE-OFFS. An amount equal to the lesser of:

     - the Class A Cumulative Investor Charged-Off Amount; and
     - the sum of any remaining Series Excess Funding Amounts (SRC) and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest will be withdrawn from the Series Collections Account and deposited into the Group One Principal Collections
Reallocation Account. The Class A Cumulative Investor
Charged-Off Amount will be reduced by the amount of this deposit, and the Class C Cumulative Investor Charged-Off
Amount will be increased by the amount of this deposit.

     (20) CLASS A CHARGE-OFFS. The Class A Cumulative Investor Charged-Off Amount will be reduced by an amount equal to the lesser of:

     - the Class A Cumulative Investor Charged-Off Amount; and
     - the Class C Investor Interest,

and the Class C Cumulative Investor Charged-Off Amount will be increased by this amount; provided, however, that the Class C Cumulative Investor Charged-Off Amount would not, as a result, exceed the initial Class C Investor Interest.

     (21) CLASS A CHARGE-OFFS. An amount equal to the lesser of:

                                      S-83

     - the Class A Cumulative Investor Charged-Off Amount; and
     - any remaining Class B Principal Collections less Series Yield Collections allocable to the Class B Investor Interest will be withdrawn from the Series Collections Account and deposited into the Group One Principal Collections
Reallocation Account. The Class A Cumulative Investor
Charged-Off Amount will be reduced by the amount of this deposit, and the Class B Cumulative Investor Charged-Off
Amount will be increased by the amount of this deposit.

     (22) CLASS A CHARGE-OFFS. The Class A Cumulative Investor Charged-Off Amount will be reduced by an amount equal to the lesser of:

     - the Class A Cumulative Investor Charged-Off Amount; and
     - the Class B Investor Interest,

and the Class B Cumulative Investor Charged-Off Amount will be increased by this amount; provided, however, that the Class B Cumulative Investor Charged-Off Amount would not, as a result, exceed the initial Class B Investor Interest.

     (23) CLASS B CHARGE-OFFS. An amount equal to the lesser of:

     - the Class B Cumulative Investor Charged-Off Amount; and
     - the sum of any remaining Series Excess Funding Amounts (SRC) and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest will be withdrawn from the Series Collections Account and deposited into the Group One Principal Collections
Reallocation Account. The Class B Cumulative Investor
Charged-Off Amount will be reduced by the amount of this deposit, and the Class C Cumulative Investor Charged-Off
Amount will be increased by the amount of this deposit.

     (24) CLASS B CHARGE-OFFS. The Class B Cumulative
Investor Charged-Off Amount will be reduced by an amount equal to the lesser of:

     - the Class B Cumulative Investor Charged-Off Amount; and
     - the Class C Investor Interest,

and the Class C Cumulative Investor Charged-Off Amount will be increased by this amount; provided, however, that the Class C Cumulative Investor Charged-Off Amount would not, as a result, exceed the initial Class C Investor Interest.

     (25) PAYMENT TO SRFG. An amount equal to all remaining amounts on deposit in the Group One Finance Charge Collections Reallocation Account, after all other allocations from this account pursuant to the series supplements for any series in Group One, will be withdrawn from the Group One Finance Charge Collections Reallocation Account and paid to SRFG.

     (26) PRINCIPAL COLLECTIONS FROM EXCESS FUNDING ACCOUNT (GENERAL). If no series is in its rapid amortization period, or if amounts remain on deposit in the Excess Funding Account (General) after all allocations to other series that are in their rapid amortization periods, an amount equal to the product of:

     - a fraction the numerator of which is the sum of the series investor interests for all series in Group One less the sum of class investor interests with respect to classes retained by SRFG for all series in Group One and the denominator of which is the Aggregate Investor Interest less the sum of all class investor interests with respect to classes retained by SRFG for all outstanding series; and
     - the amount on deposit in the Excess Funding Account (General) before any withdrawals from that account with respect to any other series

                                      S-84

       pursuant to a comparable clause in the applicable series supplement,

will be withdrawn from the Excess Funding Account (General) and deposited into the Group One Principal Collections
Reallocation Account.

     (27) CLASS C PRINCIPAL. An amount equal to the lesser of:

     - the Class C Permitted Controlled Amortization Amount; and
     - the remaining amounts on deposit in the Series Collections Account will be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

     (28) REALLOCATIONS TO OTHER SERIES. An amount equal to the remaining Series Principal Collections minus:

     - Series Yield Collections, if any; and
     - remaining Class B Principal Collections and Class C Principal
       Collections

will be withdrawn from the Series Collections Account and deposited into the Group One Principal Collections
Reallocation Account.

     (29) DEPOSIT TO EXCESS FUNDING ACCOUNT (SRC) AND PAYMENT TO SRFG. An amount equal to the lesser of:

     - the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest, after giving effect to all such payments to SRFG, beginning with the series having the earliest series closing date and continuing seriatim; and
     - any remaining amounts on deposit in the Series Collections Account will be withdrawn from the Series Collections Account and paid to SRFG. If after this payment, amounts remain on deposit in the Series Collections Account, these amounts will be deposited into the Excess Funding Account (SRC). For purposes of this provision, the Seller Interest will be deemed to include:

     - all amounts on deposit in the Series Collection Account after step
       (28);
     - all amounts on deposit in the Group One Principal Collections Reallocation Account after step (28), plus comparable amounts on deposit in comparable accounts for other series; and
     - all amounts deposited into the Excess Funding Account (SRC) and the Excess Funding Account (General) on that distribution date pursuant to cash flow provisions for other series.

     (30) DEPOSIT TO EXCESS FUNDING ACCOUNT (GENERAL) AND PAYMENT TO SRFG. An amount equal to the lesser of:

     - the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest; and
     - the product of:
        - any remaining amounts on deposit in the Group One Principal Collections Reallocation Account; and
        - a fraction the numerator of which is the remaining amounts on deposit in the Group One Principal Collections Reallocation Account and the denominator of which is the sum of the remaining amounts on deposit in all group principal collections reallocation accounts including the Group One Principal Collections Reallocation Account,

will be withdrawn from the Group One Principal Collections
Reallocation Account and paid to SRFG. If after this payment, amounts remain on deposit in the Group One
Principal Collections Reallocation Account, these amounts

                                      S-85

will be deposited into the Excess Funding Account (General).
For purposes of this provision, the Seller Interest will be deemed to include:

     - all amounts on deposit in the Group One Principal Collections Reallocation Account and in all other group principal collection reallocation accounts; and
     - all amounts deposited into the Excess Funding Account (SRC) and the Excess Funding Account (General) on that distribution date pursuant to the cash flow provisions for other series.

     This provision will be applied before any comparable provisions in any previously issued series.

     Allocation of Principal, Interest, Fees and Other Items During the Controlled Amortization Period. On each distribution date during the Controlled Amortization Period, the trustee, acting pursuant to the servicer's instructions, will apply funds to be paid or deposited in the following order of priority, to the extent these amounts are available on that distribution date.

     (1) The allocations and payments described in items 1 through 26 in "--Allocation of Interest, Fees and Other Items During the Revolving Period" will be made; provided, however, that, with respect to items 5, 6, 7, 12, 13, 15, 19, 21 and 23 of that subsection, amounts specified to be deposited into the Group One Principal Collections Reallocation Account will instead be deposited in the Series Principal Collections Account and provided, further, that with respect to the reduction of the Class A Cumulative Investor Charged-Off Amount or the Class B Cumulative Investor Charged-Off Amount, as applicable, as set forth in items 20 and 24 of that subsection, the increased Class C Cumulative Investor Charged-Off Amount will not exceed the initial Class C Investor Interest minus any principal payments made with respect to the Class C Certificates.

     (2) PRINCIPAL COLLECTIONS. An amount equal to the remaining Series Principal Collections minus:

     - Series Yield Collections, if any; and
     - remaining Class B Principal Collections and Class C Principal
       Collections

will be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account.

     (3) CLASS A PRINCIPAL. An amount equal to the lesser of:

     - the Class A Controlled Amortization Amount; and
     - amounts on deposit in the Series Principal Collections Account will be withdrawn from the Series Principal Collections
Account and deposited into the Series Distribution Account.
The amount by which the Class A Controlled Amortization
Amount exceeds this deposit will be the "Class A Controlled
Amortization Amount Shortfall."

     (4) CLASS C PRINCIPAL. An amount equal to the lesser of:

     - the Class C Permitted Controlled Amortization Amount; and
     - remaining amounts on deposit in the Series Collections Account will be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The amount by which the Class C Permitted Controlled Amortization
Amount exceeds this deposit will be the "Class C Permitted
Controlled Amortization Amount Shortfall."

                                      S-86

     (5) CLASS B PRINCIPAL. On the distribution date following the Class A Expected Final Payment Date if the Class A Invested Amount has been paid in full, or on and after the distribution date on which the Class A Invested Amount has been paid in full if the distribution date is after the Class A Expected Final Payment Date, an amount equal to the lesser of:

     - the Class B Controlled Amortization Amount; and
     - remaining amounts on deposit in the Series Collections Account will be withdrawn from the Series Principal Collections
Account and deposited into the Series Distribution Account.
The amount by which the Class B Controlled Amortization
Amount exceeds this deposit will be the "Class B Controlled
Amortization Amount Shortfall."

     (6) CLASS C PRINCIPAL. On each distribution date after the distribution date on which the Class B Invested Amount is paid in full, an amount equal to the lesser of:

     - the Class C Controlled Amortization Amount; and
     - remaining amounts on deposit in the Series Collections Account will be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The amount by which the Class C Controlled Amortization Amount exceeds this deposit will be the "Class C Controlled Amortization
Amount Shortfall."

     (7) CLASS A PRINCIPAL. For so long as each previously issued series is included in Group One, and if one or more other series included in Group One provides for the reallocation of principal collections, excess principal collections relating to such series will be deposited into the Group One Principal Collections Reallocation Account. An amount equal to the lesser of:

     - the Class A Controlled Amortization Amount Shortfall; and
     - the product of:
        - a fraction the numerator of which is the Class A Controlled Amortization Amount Shortfall and the denominator of which is the sum of the class controlled accumulation amount shortfalls and class controlled amortization amount shortfalls for all classes with the same alphabetical designation for all series in Group One; and
        - the amount on deposit in the Group One Principal Collections Reallocation Account before any withdrawals from that account with respect to any other series in Group One pursuant to a comparable

                                      S-87

          clause in the applicable series supplement for the purpose of covering class controlled amortization amount shortfalls and class controlled accumulation amount shortfalls for any class with the same alphabetical designation, will be withdrawn from the Group One Principal Collections
Reallocation Account and deposited in the Series
Distribution Account. The Class A Controlled Amortization
Amount Shortfall will be reduced by the amount of this deposit.

     (8) CLASS B PRINCIPAL. An amount equal to the lesser of:

     - the Class B Controlled Amortization Amount Shortfall; and
     - the product of:
        - a fraction the numerator of which is the Class B Controlled Amortization Amount Shortfall and the denominator of which is the sum of the class controlled accumulation amount shortfalls and class controlled amortization amount shortfalls for all classes with the same alphabetical designation for all series in Group One; and
      - the amount on deposit in the Group One Principal Collections Reallocation Account before any withdrawals from that account with respect to any other series in Group One pursuant to a comparable clause in the applicable series supplement for the purpose of covering class controlled amortization amount shortfalls and class controlled accumulation amount shortfalls for any class with the same alphabetical designation and after any withdrawals from that account for the benefit of classes of such other series with a higher alphabetical designation, will be withdrawn from the Group One Principal Collections
Reallocation Account and deposited in the Series
Distribution Account. The Class B Controlled Amortization
Amount Shortfall will be reduced by the amount of this deposit.

     (9) CLASS C PRINCIPAL. An amount equal to the lesser of:

     - the Class C Controlled Amortization Amount Shortfall; and
     - the product of:
        - a fraction the numerator of which is the Class C Controlled Amortization Amount Shortfall and the denominator of which is the sum of the class controlled accumulation amount shortfalls and class controlled amortization amount shortfalls for all classes with the same alphabetical designation for all series in Group One; and
     - the amount on deposit in the Group One Principal Collections Reallocation Account before any withdrawals from that account with respect to any other series in Group One pursuant to a comparable clause in the applicable series supplement for the purpose of covering class controlled amortization amount shortfalls and class controlled accumulation amount shortfalls for any class with the same alphabetical designation and after any withdrawals from that account for the benefit of classes of such other series with a higher alphabetical designation, will be withdrawn from the Group One Principal Collections
Reallocation Account and deposited in the Series
Distribution Account. The Class C Controlled Amortization
Amount Shortfall will be reduced by the amount of this deposit.

     (10) CLASS A PRINCIPAL. To the extent that funds are available in the Group One Pre-Funding Reallocation Account as a result of a future series in Group One being pre-funded in accordance with the terms of the series supplement for such series, an amount equal to the lesser of:

     - the Class A Controlled Amortization Amount Shortfall; and
     - the product of:
        - a fraction the numerator of which is the Class A Controlled Amortization Amount Shortfall and the denominator of which is the sum of the class controlled amortization amount shortfalls and class controlled accumulation amount shortfalls for all classes with the same alphabetical designation for all series not in their rapid amortization periods in Group One; and
        - the amount on deposit in the Group One Pre-Funding Reallocation Account, if any, before any withdrawals from that account with respect to any other series in Group One pursuant to a comparable clause in the applicable series supplement for the purpose of covering class controlled amortization amount shortfalls and class controlled accumulation amount shortfalls for any class with the same alphabetical designation, will be withdrawn from the Group One Pre-Funding
Reallocation Account and deposited in the Series
Distribution Account. The Class A Controlled Amortization
Amount Shortfall will be reduced by the amount of this deposit.

     (11) CLASS B PRINCIPAL. An amount equal to the lesser of:

     - the Class B Controlled Amortization Amount Shortfall; and
     - the product of:

                                      S-88

        - a fraction the numerator of which is the Class B Controlled Amortization Amount Shortfall and the denominator of which is the sum of the class controlled amortization amount shortfalls and class controlled accumulation amount shortfalls for all classes with the same alphabetical designation for all series not in their rapid amortization periods in Group One; and
        - the amount on deposit in the Group One Pre-Funding Reallocation Account, if any, before any withdrawals from that account with respect to any other series in Group One pursuant to a comparable clause in the applicable series supplement for the purpose of covering class controlled amortization amount shortfalls and class controlled accumulation amount shortfalls for any class with the same alphabetical designation and after any withdrawals from that account for the benefit of classes of such other series with a higher alphabetical designation, will be withdrawn from the Group One Pre-Funding
Reallocation Account and deposited in the Series
Distribution Account. The Class B Controlled Amortization
Amount Shortfall will be reduced by the amount of this deposit.

     (12) CLASS C PRINCIPAL. An amount equal to the lesser of:

     - the Class C Controlled Amortization Amount Shortfall; and
     - the product of:
        - a fraction the numerator of which is the Class C Controlled Amortization Amount Shortfall and the denominator of which is the sum of the class controlled amortization amount shortfalls and class controlled accumulation amount shortfalls for all classes with the same alphabetical designation for all series not in their rapid amortization periods in Group One; and
        - the amount on deposit in the Group One Pre-Funding Reallocation Account, if any, before any withdrawals from that account with respect to any other series in Group One pursuant to a comparable clause in the applicable series supplement for the purpose of covering class controlled amortization amount shortfalls and class controlled accumulation amount shortfalls for any class with the same alphabetical designation and after any withdrawals from that account or the benefit of classes of such other series with a higher alphabetical designation, will be withdrawn from the Group One Pre-Funding
Reallocation Account and deposited in the Series
Distribution Account. The Class C Controlled Amortization
Amount Shortfall will be reduced by the amount of this deposit.

     (13) REALLOCATION TO OTHER SERIES. An amount equal to all remaining amounts on deposit in the Series Principal Collections Account will be withdrawn from the Series Principal Collections Account and deposited into the Group One Principal Collections Reallocation Account.

     (14) DEPOSIT TO EXCESS FUNDING ACCOUNT (SRC) AND PAYMENT TO SRFG. An amount equal to the lesser of:

     - the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest, after giving effect to all such payments to SRFG, beginning with the series having the earliest series closing date and continuing seriatim; and
     - any remaining amounts on deposit in the Series Collections Account will be withdrawn from the Series Collections Account and paid to SRFG. If after this payment, amounts remain on deposit in the Series Collections Account, these amounts will be deposited into the Excess Funding Account (SRC). For purposes of this provision, the Seller Interest will be deemed to include:

                                      S-89

     - all amounts on deposit in the Series Collection Account after step
       (13); and
     - all amounts on deposit in the Group One Principal Collections Reallocation Account after step (13), plus comparable amounts on deposit in comparable accounts for other Series; and
     - all amounts deposited into the Excess Funding Account (SRC) and the Excess Funding Account (General) on that distribution date pursuant to cash flow provisions for other series.

     (15) DEPOSIT TO EXCESS FUNDING ACCOUNT (GENERAL) AND PAYMENT TO SRFG. An amount equal to the lesser of:

     - the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest; and
     - the product of:
        - any remaining amounts on deposit in the Group One Principal Collections Reallocation Account; and
        - a fraction the numerator of which is the remaining amounts on deposit in the Group One Principal Collections Reallocation Account and the denominator of which is the sum of the remaining amounts on deposit in all group principal collections reallocation accounts, including the Group One Principal Collections Reallocation Account,

will be withdrawn from the Group One Principal Collections Reallocation Account and paid to SRFG. If after this payment, amounts remain on deposit in the Group One Principal Collections Reallocation Account, these amounts will be deposited into the Excess Funding Account (General). For purposes of this provision, the Seller Interest will be deemed to include:

     - all amounts on deposit in the Group One Principal Collections Reallocation Account and in all other group principal collection reallocation accounts; and
     - all amounts deposited into the Excess Funding Account (SRC) and the Excess Funding Account (General) on that distribution date pursuant to cash flow provisions for other series.

This provision will be applied before any comparable provisions in any previously issued series.

     Allocation of Principal, Interest, Fees and Other Items During the Rapid Amortization Period. On each distribution date during the Rapid Amortization Period, the trustee, acting pursuant to the servicer's instructions, will apply funds to be paid or deposited in the following order of priority, to the extent those amounts are available on the distribution date.

     (1) The allocations and payments described in items 1 through 25 in "--Allocation of Interest, Fees and Other Items During the Revolving Period" will be made; provided, however, that, with respect to items 5, 6, 7, 12, 13, 15, 19, 21 and 23 of that subsection, amounts specified to be deposited into the Group One Principal Collections Reallocation Account will instead be deposited in the Series Principal Collections Account and provided, further, that:

     - with respect to the reduction of the Class A Cumulative Investor Charged-Off Amount, as set forth in item 20 of such subsection, the increased Class C Cumulative Investor Charged-Off Amount will not exceed the initial Class C Investor Interest minus any principal payments made with respect to the Class C Certificates;

     - with respect to the reduction of the Class A Cumulative Investor Charged-Off Amount, as set forth in item 22 of such subsection, the increased Class B Cumulative Investor Charged-Off Amount will not exceed the initial Class B Investor Interest minus any principal payments made with respect to the Class B Certificates; and

                                      S-90

     - with respect to the reduction of the Class B Cumulative Investor Charged-Off Amount, as set forth in item 24 of such subsection, the increased Class C Cumulative Investor Charged-Off Amount will not exceed the initial Class C Investor Interest minus any principal payments made with respect to the Class C Certificates.

     (2) PRINCIPAL COLLECTIONS FROM EXCESS FUNDING ACCOUNT (GENERAL). An amount equal to the product of:

     - the sum of the Series Investor Interests for all series in Group One minus the sum of Class Investor Interests with respect to all classes retained by SRFG for all series in Group One, divided by the Aggregate Investor Interest minus the sum of all Class Investor Interests with respect to all classes retained by SRFG for all outstanding series; and
     - the amount on deposit in the Excess Funding Account (General) before any withdrawals from that account with respect to any other series pursuant to a comparable clause in the applicable series supplement will be withdrawn from the Excess Funding Account (General) and deposited into the Group One Principal Collections
Reallocation Account.

     (3) PRINCIPAL COLLECTIONS. An amount equal to the remaining Series Principal Collections minus the sum of:

     - Series Yield Collections, if any; and
     - remaining Class B Principal Collections and Class C Principal
       Collections

will be withdrawn from the Series Collections Account and deposited in the Series Principal Collections Account.

     (4) CLASS A PRINCIPAL. An amount equal to the lesser of:

     - the Class A Rapid Amortization Amount; and
     - the amount on deposit in the Series Principal Collections Account will be withdrawn from the Series Principal Collections Account and deposited into the Series Distribution Account. The amount by which the Class A Rapid Amortization Amount exceeds this deposit will be the "Class A Rapid Amortization Amount Shortfall."

     (5) CLASS B PRINCIPAL. On and after the distribution date on which the Class A Invested Amount is paid in full, an amount equal to the lesser of:

     - the Class B Rapid Amortization Amount; and
     - the amount on deposit in the Series Collections Account

will be withdrawn from the Series Principal Collections Account and deposited into the Series Distribution Account. The amount by which the Class B Rapid Amortization Amount exceeds this deposit will be the "Class B Rapid Amortization Amount Shortfall."

     (6) CLASS C PRINCIPAL. On each distribution date after the distribution date on which the Class B Rapid Amortization Amount is paid in full, an amount equal to the lesser of:

     - the Class C Rapid Amortization Amount; and
     - the amount on deposit in the Series Collections Account

will be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The amount by which the Class C Rapid Amortization Amount exceeds this deposit will be the "Class C Rapid Amortization Amount Shortfall."

                                      S-91

     (7) CLASS A PRINCIPAL. An amount equal to the lesser of:

     - the Class A Rapid Amortization Amount Shortfall; and
     - the product of:
        - a fraction the numerator of which is the Class A Rapid Amortization Amount Shortfall and the denominator of which is the sum of the class rapid amortization amount shortfalls for all classes with the same alphabetical designation for all series in Group One; and
        - the amount on deposit in the Group One Principal Collections Reallocation Account before any withdrawals from that account with respect to any other series in Group One pursuant to a comparable clause in the applicable series supplement for the purpose of covering rapid amortization amount shortfalls for any class with the same alphabetical designation, will be withdrawn from the Group One Principal Collections
Reallocation Account and deposited in the Series
Distribution Account. The Class A Rapid Amortization Amount
Shortfall will be reduced by the amount of this deposit.

     (8) CLASS B PRINCIPAL. An amount equal to the lesser of:

     - the Class B Rapid Amortization Amount Shortfall; and
     - the product of:
        - a fraction the numerator of which is the Class B Rapid Amortization Amount Shortfall and the denominator of which is the sum of the class rapid amortization amount shortfalls for all classes with the same alphabetical designation for all series in Group One; and
        - the amount on deposit in the Group One Principal Collections Reallocation Account before any withdrawals from that account with respect to any other series in Group One pursuant to a comparable clause in the applicable series supplement for the purpose of covering rapid amortization amount shortfalls for any class with the same alphabetical designation and after any withdrawals from that account for the benefit of classes of such other series with a higher alphabetical designation, will be withdrawn from the Group One Principal Collections
Reallocation Account and deposited in the Series
Distribution Account. The Class B Rapid Amortization Amount
Shortfall will be reduced by the amount of this deposit.

     (9) CLASS C PRINCIPAL. An amount equal to the lesser of:

     - the Class C Rapid Amortization Amount Shortfall; and
     - the product of:
        - a fraction the numerator of which is the Class C Rapid Amortization Amount Shortfall and the denominator of which is the sum of the class rapid amortization amount shortfalls for all classes with the same alphabetical designation for all series in Group One; and
        - the amount on deposit in the Group One Principal Collections Reallocation Account before any withdrawals from that account with respect to any other series in Group One pursuant to a comparable clause in the applicable series supplement for the purpose of covering rapid amortization amount shortfalls for any class with the same alphabetical designation and after any withdrawals from that account for the benefit of classes of such other series with a higher alphabetical designation, will be withdrawn from the Group One Principal Collections
Reallocation Account and deposited in the Series
Distribution Account. The Class C Rapid Amortization Amount
Shortfall will be reduced by the amount of this deposit.

                                     S-92

     (10) REALLOCATION TO OTHER SERIES. An amount equal to all remaining amounts on deposit in the Series Principal Collections Account will be withdrawn from the Series Principal Collections Account and deposited into the Group One Principal Collections Reallocation Account.

     (11) DEPOSIT TO EXCESS FUNDING ACCOUNT (SRC) AND PAYMENT TO SRFG. An amount equal to the lesser of:

     - the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest, after giving effect to all such payments to SRFG, beginning with the series having the earliest series closing date and continuing seriatim; and
     - any remaining amounts on deposit in the Series Collections Account will be withdrawn from the Series Collections Account and paid to SRFG. If after this payment, amounts remain on deposit in the Series Collections Account, these amounts will be deposited into the Excess Funding Account (SRC). For purposes of this provision, the Seller Interest will be deemed to include:

     - all amounts on deposit in the Series Collection Account after step
       (9);
     - all amounts on deposit in the Group One Principal Collections Reallocation Account after step (9), plus comparable amounts on deposit in comparable accounts for other series; and
     - all amounts deposited into the Excess Funding Account SRC) and the Excess Funding Account (General) on that distribution date pursuant to cash flow provisions for other series.

     (12) DEPOSIT TO EXCESS FUNDING ACCOUNT (GENERAL) AND PAYMENT TO SRFG. An amount equal to the lesser of:

     - the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest; and
     - the product of:
        - any remaining amounts on deposit in the Group One Principal Collections Reallocation Account; and
        - a fraction the numerator of which is the remaining amounts on deposit in the Group One Principal Collections Reallocation Account and the denominator of which is the sum of the remaining amounts on deposit in all group principal collections reallocation accounts, including the Group One Principal Collections Reallocation Account,

will be withdrawn from the Group One Principal Collections Reallocation Account and paid to SRFG. If after this payment, amounts remain on deposit in the Group One Principal Collections Reallocation Account, these amounts will be deposited into the Excess Funding Account (General). For purposes of this provision, the Seller Interest will be deemed to include:

     - all amounts on deposit in the Group One Principal Collections Reallocation Account and in all other group principal collection reallocation accounts; and
     - all amounts deposited into the Excess Funding Account (SRC) and the Excess Funding Account (General) on that distribution date pursuant to cash flow provisions for other series.

This provision will be applied before any comparable provisions in any previously issued series.

PAYMENTS

     Payments of Interest and Series Monthly Servicing Fees.
On each distribution date, after giving effect to the payments and allocations described above, the servicer will direct the trustee to make the following deposits and payments in the order set forth and to the extent funds are available:

                                      S-93

     (1) CLASS A INTEREST. The lesser of:

     - the Class A Modified Required Amount; and
     - the amount on deposit in the Series Distribution Account with respect to the Class A Certificates will be withdrawn from the Series Distribution Account and deposited in the Series Interest Funding Account.

     (2) CLASS B INTEREST. The lesser of:

     - the Class B Modified Required Amount, if any; and
     - the amount on deposit in the Series Distribution Account with respect to the Class B Certificates will be withdrawn from the Series Distribution Account and deposited in the Series Interest Funding Account.

     (3) CLASS C INTEREST. The lesser of:

     - the Class C Modified Required Amount, if any; and
     - the amount on deposit in the Series Distribution Account with respect to the Class C Certificates will be withdrawn from the Series Distribution Account and deposited in the Series Interest Funding Account.

     (4) INTEREST PAYMENT TO INVESTORS. On each distribution date, all amounts on deposit in the Series Interest Funding Account will be withdrawn from that account and paid to the Class A Certificateholders, the Class B Certificate holders and the Class C Certificateholders in accordance with the amounts deposited into that account with respect to each respective class since the preceding distribution date.

     (5) SERIES MONTHLY SERVICING FEES. The lesser of:

     - the sum of the Series Monthly Servicing Fees and all accrued but unpaid Series Monthly Servicing Fees as of the prior distribution date; and
     - the amount on deposit in the Series Distribution Account with respect to such fees on each distribution date will be withdrawn from the Series Distribution Account and paid to the servicer.

     Payments of Principal. On each distribution date following the commencement of the Controlled Amortization
Period, the lesser of:

     - all amounts on deposit in the Series Distribution Account; and
     - the Class A Controlled Amortization Amount

will be paid to Class A Certificateholders until the Class A Invested Amount has been paid in full. On each distribution date following the payment in full of the Class A Invested Amount, or if the Class A Invested Amount is paid in full on the Class A Expected Final Payment Date, beginning on the distribution date following the Class A Expected Final Payment Date, the lesser of amounts remaining on deposit in the Series Distribution Account following the payments and deposits pursuant to steps (1) through (4) of "--Payments of Interest and Series Monthly Servicing Fees" and the Class B Controlled Amortization Amount will be paid to Class B Certificateholders. On each distribution date during the Controlled Amortization Period while payments of principal are being made to the Class A Certificateholders or the Class B Certificateholders, the lesser of amounts remaining

                                      S-94

on deposit in the Series Distribution Account and the Class C Permitted Controlled Amortization Amount will be paid to the Class C Certificateholders. On each distribution date after the Class A Invested Amount and the Class B Invested Amount have been paid in full, all remaining amounts on deposit in the Series Distribution Account will be paid to the Class C Certificateholders, up to an amount equal to the Class C Invested Amount. On each distribution date of the Rapid Amortization Period, all amounts on deposit in the Series Distribution Account up to the Class A Invested Amount will be distributed to the Class A Certificateholders, and any remaining amounts will be distributed first to the Class B Certificateholders in an amount up to the Class B Invested Amount and then to the Class C Certificateholders in an amount up to the Class C Invested Amount.

                                      S-95

                                                            ANNEX B

                                  OTHER SERIES

     The table below sets forth the principal characteristics of the Class A, Class B and Class C Master Trust Certificates of Series 1994-1, Series 1995-1, Series 1995-2, Series 1995-3, Series 1995-5, Series 1996-1,
Series 1996-3, Series 1996-4, Series 1996-5, Series
1997-1, Series 1998-1, Series 1998-2 Series 1999-1, Series
1999-2, and Series 1999-3, the only series previously issued by the trust and currently outstanding.

1.   CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES, SERIES 1994-1

Group...............................................                     One
Class A Initial Investor Interest...................            $750,000,000
Class B Initial Investor Interest...................             $33,500,000
Class C Initial Investor Interest...................             $98,857,000
Class A Certificate Rate............................                   7.00%
Class B Certificate Rate............................                   7.25%
Class C Certificate Rate............................                      0%
Type................................................ Controlled Amortization
Class A Scheduled Initial Principal Payment Date....      September 15, 1998
Class A Expected Final Payment Date.................         August 15, 2000
Class B Expected Final Payment Date.................      September 15, 2000
Class C Expected Final Payment Date.................        October 16, 2000
Type of Credit Enhancement..........................           Subordination
Series Closing Date.................................         August 16, 1994
Series Termination Date.............................        January 16, 2004

     Series 1994-1 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.

2.   CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES,
SERIES 1995-1

Group................................................                    One
Class A Initial Investor Interest....................           $200,000,000
Class B Initial Investor Interest....................                $10,000
Class C Initial Investor Interest....................            $35,285,000
Class A Certificate Rate.............................                  8.24%
Class B Certificate Rate.............................                  8.24%
Class C Certificate Rate.............................                     0%
Type.................................................Controlled Amortization
Class A Scheduled Initial Principal Payment Date.....      February 15, 1999
Class A Expected Final Payment Date..................       January 15, 2001
Class B Expected Final Payment Date..................      February 15, 2001
Class C Expected Final Payment Date..................         March 15, 2001
Type of Credit Enhancement...........................          Subordination
Series Closing Date..................................        January 4, 1995
Series Termination Date..............................          June 16, 2004

     Series 1995-1 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.

3.   CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES,
SERIES 1995-2

Group................................................                    One
Class A Initial Investor Interest....................           $600,000,000
Class B Initial Investor Interest....................            $26,966,000

                                      S-96

Class C Initial Investor Interest....................            $78,917,000
Class A Certificate Rate.............................                  8.10%
Class B Certificate Rate.............................                  8.30%
Class C Certificate Rate.............................                     0%
Type.................................................Controlled Amortization
Class A Scheduled Initial Principal Payment Date.....      February 15, 1999
Class A Expected Final Payment Date..................       January 15, 2001
Class B Expected Final Payment Date..................      February 15, 2001
Class C Expected Final Payment Date..................         March 15, 2001
Type of Credit Enhancement...........................          Subordination
Series Closing Date..................................       January 20, 1995
Series Termination Date..............................          June 16, 2004

     Series 1995-2 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.

4.   CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES,
SERIES 1995-3

Group................................................                    One
Class A Initial Investor Amount......................           $500,000,000
Class B Initial Investor Amount......................            $22,500,000
Class C Initial Investor Amount......................            $65,740,000
Class A Certificate Rate............................                   7.00%
Class B Certificate Rate.............................                  7.25%
Class C Certificate Rate.............................                     0%
Type.................................................Controlled Amortization
Class A Scheduled Initial Principal Payment Date.....          June 15, 1999
Class A Expected Final Payment Date..................           May 15, 2001
Class B Expected Final Payment Date..................          June 15, 2001
Class C Expected Final Payment Date..................          July 15, 2001
Type of Credit Enhancement...........................          Subordination
Series Closing Date.................................             May 8, 1995
Series Termination Date..............................       October 16, 2004

     Series 1995-3 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.

5.   CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES,
SERIES 1995-5

Group................................................                    One
Class A Initial Investor Amount......................           $500,000,000
Class B Initial Investor Amount......................            $22,730,000
Class C Initial Investor Amount......................            $65,520,000
Class A Certificate Rate.............................                  6.05%
Class B Certificate Rate.............................                  6.20%
Class C Certificate Rate.............................                     0%
Type.................................................Controlled Amortization
Class A Scheduled Initial Principal Payment Date.....         March 15, 2002
Class A Expected Final Payment Date..................      February 16, 2004
Class B Expected Final Payment Date..................         March 15, 2004
Class C Expected Final Payment Date..................         April 15, 2004
Type of Credit Enhancement...........................          Subordination
Series Closing Date.................................       December 12, 1995
Series Termination Date..............................       January 16, 2008

     Series 1995-5 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.

6.  CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES,
SERIES 1996-1

Group................................................                    One
Class A Initial Investor Interest....................           $500,000,000
Class B Initial Investor Interest....................            $22,500,000

                                      S-97

Class C Initial Investor Interest....................            $65,740,000
Class A Certificate Rate.............................                  6.20%
Class B Certificate Rate.............................                  6.35%
Class C Certificate Rate.............................                     0%
Type.................................................Controlled Amortization
Class A Scheduled Initial Principal Payment Date.....         April 17, 2000
Class A Expected Final Payment Date..................         March 15, 2002
Class B Expected Final Payment Date..................         April 15, 2002
Class C Expected Final Payment Date..................           May 15, 2002
Type of Credit Enhancement...........................          Subordination
Series Closing Date..................................         March 26, 1996
Series Termination Date..............................      February 16, 2006

      Series 1996-1 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.

7.   CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES,
SERIES 1996-3

Group................................................                    One
Class A Initial Investor Amount......................           $500,000,000
Class B Initial Investor Amount......................            $22,500,000
Class C Initial Investor Amount......................            $65,740,000
Class A Certificate Rate.............................                  7.00%
Class B Certificate Rate.............................                  7.10%
Class C Certificate Rate.............................                     0%
Type.................................................Controlled Amortization
Class A Scheduled Initial Principal Payment Date.....        August 15, 2002
Class A Expected Final Payment Date..................          July 15, 2004
Class B Expected Final Payment Date..................        August 16, 2004
Class C Expected Final Payment Date..................     September 15, 2004
Type of Credit Enhancement...........................          Subordination
Series Closing Date..................................         August 6, 1996
Series Termination Date..............................          July 16, 2008

      Series 1996-3 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.


8.   CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES,
SERIES 1996-4

Group.............................................                       One
Class A Initial Investor Interest.................              $500,000,000
Class B Initial Investor Interest.................               $22,500,000

                                      S-98
Class C Initial Investor Interest.................               $65,740,000
Class A Certificate Rate..........................                     6.45%
Class B Certificate Rate.........................                      6.65%
Class C Certificate Rate...........................                       0%
Type...............................................  Controlled Amortization
Class A Scheduled Initial Principal Payment Date...        November 15, 2000
Class A Expected Final Payment Date................         October 15, 2002
Class B Expected Final Payment Date................        November 15, 2002
Class C Expected Final Payment Date................        December 16, 2002
Type of Credit Enhancement.........................            Subordination
Series Closing Date................................         October 29, 1996
Series Termination Date............................         October 17, 2006

      Series 1996-4 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.


9.  CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES,
SERIES 1996-5

Group...............................................                     One
Class A Initial Investor Interest...................            $500,000,000
Class B Initial Investor Interest...................             $25,000,000
Class C Initial Investor Interest...................            $103,931,000
Class A Certificate Rate............................    One-month LIBOR plus
                                                                       0.23%
Class B Certificate Rate............................    One-month LIBOR plus
                                                                       0.43%
Class C Certificate Rate.............................                     0%
Type.................................................Controlled Amortization
Class A Scheduled Initial Principal Payment Date.....       January 16, 2006
Class A Expected Final Payment Date..................      December 17, 2007
Class B Expected Final Payment Date..................      February 15, 2008
Class C Expected Final Payment Date..................         March 17, 2008
Type of Credit Enhancement...........................          Subordination
Series Closing Date..................................      December 16, 1996
Series Termination Date..............................      December 16, 2011

     Series 1996-5 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.


10.  CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES,
SERIES 1997-1

Group................................................                    One
Class A Initial Investor Interest....................           $500,000,000
Class B Initial Investor Interest....................            $22,500,000
Class C Initial Investor Interest....................            $65,740,000
Class A Certificate Rate.............................                  6.20%
Class B Certificate Rate.............................                  6.40%
Class C Certificate Rate.............................                     0%
Type.................................................Controlled Amortization
Class A Scheduled Initial Principal Payment Date.....        August 15, 2001
Class A Expected Final Payment Date..................        August 15, 2003
Class B Expected Final Payment Date..................     September 15, 2003
Class C Expected Final Payment Date..................       October 15, 2003
Type of Credit Enhancement...........................          Subordination
Series Closing Date..................................          July 31, 1997
Series Termination Date..............................          July 17, 2007

      Series 1997-1 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.

                                    S-99

11.  CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES,
SERIES 1998-1

Group.................................................                   One
Class A Initial Investor Interest.....................          $500,000,000
Class B Initial Investor Interest....................            $35,300,000
Class C Initial Investor Interest....................            $52,950,000
Class A Certificate Rate.............................                  5.80%
Class B Certificate Rate.............................                  6.00%
Class C Certificate Rate.............................                     0%
Type.................................................Controlled Amortization
Class A Scheduled Initial Principal Payment Date.....     September 15, 2000
Class A Expected Final Payment Date..................        August 15, 2001
Class B Expected Final Payment Date..................       October 15, 2001
Class C Expected Final Payment Date..................      November 15, 2001
Type of Credit Enhancement...........................          Subordination
Series Closing Date..................................           June 2, 1998
Series Termination Date..............................        August 16, 2005

      Series 1998-1 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.


12.  CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES,
SERIES 1998-2

Group................................................                    One
Class A Initial Investor Interest....................           $450,000,000
Class B Initial Investor Interest....................            $32,000,000
Class C Initial Investor Interest....................            $48,000,000
Class A Certificate Rate.............................                  5.25%
Class B Certificate Rate.............................                     0%
Class C Certificate Rate.............................                     0%
Type.................................................Controlled Amortization
Class A Scheduled Initial Principal Payment Date.....      November 15, 2002
Class A Expected Final Payment Date..................       October 15, 2004
Class B Expected Final Payment Date..................      December 15, 2004
Class C Expected Final Payment Date..................       January 17, 2005
Type of Credit Enhancement...........................          Subordination
Series Closing Date..................................       November 9, 1998
Series Termination Date..............................       October 16, 2008

      Series 1998-2 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.


13.  CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES,
SERIES 1999-1

Group................................................                    One
Class A Initial Investor Interest....................           $500,000,000
Class B Initial Investor Interest....................            $35,300,000
Class C Initial Investor Interest....................            $52,950,000
Class A Certificate Rate.............................                  5.65%
Class B Certificate Rate.............................                     0%
Class C Certificate Rate.............................                     0%
Type.................................................Controlled Amortization
Class A Scheduled Initial Principal Payment Date.....         April 15, 2003
Class A Expected Final Payment Date..................         March 15, 2005
Class B Expected Final Payment Date..................           May 15, 2003
Class C Expected Final Payment Date..................          June 17, 2005
Type of Credit Enhancement...........................          Subordination
Series Closing Date..................................         March 23, 1999
Series Termination Date..............................         March 17, 2009

      Series 1999-1 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.


14.  CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES,
SERIES 1999-2

Group...............................................                     One
Class A Initial Investor Interest...................            $500,000,000
Class B Initial Investor Interest...................             $35,300,000

                                      S-100

Class C Initial Investor Interest....................            $52,950,000
Class A Certificate Rate.............................                  6.35%
Class B Certificate Rate.............................                     0%
Class C Certificate Rate.............................                     0%
Type.................................................Controlled Amortization
Class A Scheduled Initial Principal Payment Date.....         March 15, 2002
Class A Expected Final Payment Date..................      February 17, 2003
Class B Expected Final Payment Date..................         April 15, 2003
Class C Expected Final Payment Date..................           May 15, 2003
Type of Credit Enhancement...........................          Subordination
Series Closing Date..................................     September 27, 1999
Series Termination Date..............................      February 16, 2007

      Series 1999-2 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.


15.  CLASS A, CLASS B AND CLASS C MASTER TRUST CERTIFICATES,
SERIES 1999-3

Group................................................                    One
Class A Initial Investor Interest....................           $400,000,000
Class B Initial Investor Interest....................            $28,250,000
Class C Initial Investor Interest....................            $42,400,000
Class A Certificate Rate.............................                  6.45%
Class B Certificate Rate.............................                     0%
Class C Certificate Rate.............................                     0%
Type.................................................Controlled Amortization
Class A Scheduled Initial Principal Payment Date.....      December 15, 2003
Class A Expected Final Payment Date..................      November 15, 2005
Class B Expected Final Payment Date..................      December 15, 2005
Class C Expected Final Payment Date..................      February 15, 2006
Type of Credit Enhancement...........................          Subordination
Series Closing Date..................................      November 23, 1999
Series Termination Date..............................      November 17, 2009

      Series 1999-3 provides for reallocation of collections to other series in Group One to the extent provided in the series supplement relating to such other series.

                                      S-101





SUBJECT TO COMPLETION, DATED JANUARY 28, 2000
PROSPECTUS

                     MASTER TRUST CERTIFICATES

               SEARS CREDIT ACCOUNT MASTER TRUST II
                             ISSUER

                     SEARS, ROEBUCK AND CO.
                            SERVICER

                           SRFG, INC.
                             SELLER
                       ___________________

                     THE TRUST

THE CERTIFICATES     - Sears, Roebuck and Co., SRFG, Inc. and
REPRESENT            Bank One, National Association, as trustee,
INTERESTS IN THE     formed the Sears Credit Account Master
TRUST AND ARE        Trust II in July 1994.
NOT OBLIGATIONS
OF SEARS,            - The trust's assets include a portfolio of
ROEBUCK AND CO.,     receivables from selected charge accounts
SEARS NATIONAL       originated by Sears, Sears National Bank
BANK, SRFG, INC.     or their affiliates.
OR ANY OF THEIR
AFFILIATES.
                     THE CERTIFICATES

                     - SRFG intends to sell up to
NEITHER THE          $______________ aggregate principal amount
FDIC NOR	        	   of certificates, in one or more series from
ANY OTHER            time to time, representing interests in the
OTHER GOVERNMENTAL   trust.
AGENCY HAS
INSURED OR           - Your interest in the trust will include
GUARANTEED THE       the right to receive a varying percentage
CERTIFICATES AND     of each month's collections of receivables.
THE TRUST'S
ASSETS.   		- The trust will pay interest and principal
                     on each series of certificates as specified in the prospectus supplement for the series.

                     CREDIT ENHANCEMENT

SRFG AND ITS	       - SRFG may provide credit enhancement to a
UNDERWRITERS         series or class of certificates, which the
AND AGENTS WILL      prospectus supplement for a series will
NOT SELL             describe.
CERTIFICATES TO YOU
UNLESS YOU HAVE
RECEIVED BOTH THIS
PROSPECTUS AND A
PROSPECTUS
SUPPLEMENT
DESCRIBING THE
TERMS OF THAT
SERIES OF CERTIFICATES.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The information in this prospectus is not complete and may
be changed. We cannot sell these securities until the registration statement filed with the Securities and Exchange
Commission is effective.   This prospectus is not an offer to
sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                        TABLE OF CONTENTS

                             Page                              Page
Overview of the Information         Description of Credit
in this Prospectus and the       Enhancement

Prospectus Supplement              Establishing and Issuing
Prospectus Summary               New Series
The Seller                         Reallocation of Series
The Servicer                     Among Groups
  Year 2000 Compliance             Meetings
The Credit Card Bank               Book-Entry Registration
The Trustee                        Definitive Certificates
Legal Matters Relating to          List of
the Receivables                  Certificateholders
  Transfer of Receivables          Exchange of Certificates
  Security Interests in          for Seller Interest
Receivables                        Sale of Seller Interest
  Insolvency Related               Amendments
Matters                          Servicer Duties,
  Consumer Protection Laws       Compensation and Other
and Debtor Relief                Matters
    Laws Applicable to the         Servicing Compensation
Receivables                      and Payment of
  Claims and Defenses of             Expenses
Credit Account                     Resignation or Merger of
    Customers Against the        Servicer;
Trust                                Delegation of Duties
The Trust                          Servicer Termination
  Formation of the Trust         Events
  Collections Account and          Reports to
Group Collections                Certificateholders
    Accounts                       Evidence as to Compliance
  Adjustments to                 Use of Proceeds
Receivables                      Federal Income Tax
  Addition of Accounts           Consequences
  Removal of Accounts              General
  Repurchase of Trust              Tax Treatment of the
Portfolio                        Certificates
  Repurchase of Specified            as Debt
Receivables                        United States Investors
  Termination of the Trust         Foreign Investors
  Indemnification of Trust         Backup Withholding and
and Trustee                      Information
The Certificates                     Reporting
  General                          New Withholding
  Interest Payments              Regulations
  Principal Payments               Possible Characterization
  Class Percentages and          of the Certificates
Seller Percentage                State Tax Consequences
  Investor Losses                  General
  Reallocations and                Arizona, Delaware,
Subordination of                 Georgia, Illinois, Ohio
    Collections                      and Texas
  Aggregate and Net              ERISA Considerations
Payments                         Plan of Distribution
  Additional Funds               Legal Matters
  Investment of Funds in         Information
Investor Accounts
  Final Payment of
Principal; Termination of
    Series



         OVERVIEW OF THE INFORMATION IN THIS PROSPECTUS
                  AND THE PROSPECTUS SUPPLEMENT

     We provide information to you about the certificates in two separate documents that progressively provide more detail:

          -    this prospectus, which provides general
          information, some of which may not apply to a particular series of certificates, including your series; and
          - the prospectus supplement, which will describe the specific terms of your series of certificates.

     The prospectus supplement will describe:

          - the timing of interest and principal payments for your class of certificates;
          - financial and other information about the trust's assets, including receivables;
          - the credit enhancement for and subordination of your class of certificates;
          -    the ratings for your class of certificates; and
          -    the method of selling the certificates.

     You should rely only on the information provided in this prospectus and the prospectus supplement. We have not authorized anyone to provide you with different information.

     We are not offering to sell or soliciting offers to buy the certificates in any state where the offer is not permitted.

     We include cross-references in this prospectus and in the prospectus supplement to sections in each document where you can find related discussions containing additional information. The Tables of Contents in this prospectus and in the prospectus supplement provide the pages on which these sections begin.

                               2

                       PROSPECTUS SUMMARY

     The following summary generally describes the trust, including the typical provisions of each series of certificates. The trust's certificates are complex financial instruments. This summary does not include all information that SRFG believes to be material to an investment in the certificates. The remainder of this prospectus contains more detailed information about the trust, as does the prospectus supplement that relates to the specific series being issued. You should review the entire prospectus and the prospectus supplement before deciding to invest in the certificates.

General Each certificate represents an interest in the assets in the trust, which consist primarily of credit account receivables arising under Sears Card accounts and cash payments on those receivables.

Servicer Sears is the servicer for the trust, and in that capacity handles billing and collection efforts for the receivables in the trust. Sears principal executive offices are located at 3333 Beverly Road, Hoffman
                                 Estates, Illinois 60179 (847-
                                 286-2500).  Sears is a multi-
                                 line retailer and credit
                                 provider. The receivables in
                                 the trust arise from domestic
                                 credit operations.

Seller                           SRFG is the seller of the
                                 receivables to the trust.
                                 SRFG's principal executive
                                 offices are located at 3711
                                 Kennett Pike, Greenville,
                                 Delaware 19807 (302-434-3176).
                                 SRFG, a wholly owned subsidiary
                                 of Sears, was organized for
                                 limited purposes, including to
                                 facilitate the issuance of the
                                 certificates.

Trustee                          Bank One, National Association
                                 (formerly The First National
                                 Bank of Chicago) is the
                                 trustee.  The trustee's
                                 principal corporate trust
                                 office is located at 1 Bank One
                                 Plaza, Suite IL1-0126, Chicago,
                                 Illinois 60670-0126.

Bank                             Sears National Bank is a
                                 wholly owned subsidiary of
                                 Sears and a "credit card bank"
                                 under the Bank Holding Company
                                 Act.  The bank issues the
                                 accounts in the Sears portfolio
                                 of credit accounts.  The
                                 bank transfers to Sears all
                                 receivables arising under the
                                 bank's accounts.

                                 3

Formation of the Trust;
Transfer of Receivables          Sears, SRFG and the trustee
                                 formed the trust in July 1994
                                 by entering into a Pooling and
                                 Servicing Agreement that
                                 applies to all series of
                                 certificates.  Under the
                                 Pooling and Servicing
                                 Agreement, SRFG has transferred
                                 to the trust all the
                                 receivables existing under
                                 designated accounts.  As the credit
                                 account customers make
                                 additional charges on the trust's
                                 accounts and incur additional
                                 finance charges and other fees,
                                 SRFG transfers the additional
                                 receivables resulting from
                                 those purchases, charges and
                                 fees to the trust on an ongoing
                                 basis.  In the future, SRFG may
                                 also designate more accounts as
                                 trust accounts and transfer the
                                 receivables from those accounts
                                 to the trust.

                                 The trust's receivables include:

                                 -principal receivables, which
                                 are amounts owed by credit
                                 account customers as a result
                                 of their purchases of goods and
                                 services, late fees and other
                                 fees; and


                                 -finance charge receivables,
                                 which are amounts owed by
                                 credit account customers as a
                                 result of interest accrued on
                                 unpaid principal balances.

                                 4

Trust Assets                     The trust's assets include or
                                 may include the following:

                                 -credit card receivables;

                                 -cash payments by credit
                                 account customers;

                                 -interests in the cash
                                 recoveries of receivables owned
                                 by SRFG and charged off as
                                 uncollectible;

                                 -interests in other pools of
                                 credit card receivables;

                                 -credit support or enhancement
                                 for a particular series or
                                 class within a series;

                                 -additional funds that the
                                 servicer may elect to add to
                                 the trust;

                                 -cash deposits in trust
                                 accounts; and

                                 -rights to payments under
                                 interest rate protection
                                 agreements.

   Charge-Offs                   Sears may charge off certain
                                 receivables in the trust as
                                 uncollectible.  We refer to
                                 these receivables as charge-
                                 offs.  The trust will
                                 reimburse investors for charge-
                                 offs to the extent funds are
                                 available.

   Recoveries                    SRFG has agreed to transfer to
                                 the trust as additional funds
                                 a portion of the amounts it
                                 recovers with respect to
                                 accounts that Sears charged off
                                 as uncollectible.  See "The
                                 Certificates--Additional Funds"
                                 for more detailed information.


                                 5

Distribution Dates               A distribution date is the
                                 date in each month, usually the
                                 15th or the following business
                                 day, on which the trust
                                 allocates collections from the
                                 preceding calendar month to
                                 investors and the trustee
                                 deposits those collections into
                                 the appropriate accounts.  A
                                 distribution date may also be
                                 the date in a particular month
                                 on which the trust pays
                                 interest and/or principal due
                                 to investors.

Issuance of Certificates         The trust issues certificates
                                 in series.  The certificates
                                 comprising a series are
                                 governed by the same general
                                 terms.  The trust may issue
                                 different classes of
                                 certificates within each
                                 series.  Each certificate
                                 within a class has the same
                                 characteristics as the other
                                 certificates in that class.
                                 The trust assigns each series
                                 to a particular group for
                                 purposes of reallocating
                                 collections among series in a
                                 group.

                                 The trust has issued many
                                 series of certificates, and
                                 SRFG expects that the trust
                                 will issue additional series.
                                 The Pooling and Servicing
                                 Agreement permits the trust to
                                 issue additional series without
                                 the consent of the investors in
                                 any outstanding series.  SRFG
                                 and the trust will not request
                                 your consent or allow you to
                                 review the series terms before
                                 issuing any new series in the

                                 6

                                 Your certificate may reflect
                                 your right to the benefit of
                                 the credit enhancement
                                 established with respect to any
                                 series or interest rate
                                 protection agreements for that
                                 series.

Interest The trust will pay interest on the certificates as specified in the prospectus supplement.
                                 The interest payment dates will
                                 also be specified in the
                                 prospectus supplement.

Principal                        The trust will be scheduled to
                                 pay principal on each class of
                                 a series either:

                                 -in a single payment on a
                                 specified date, or

                                 -in monthly payments beginning
                                 on a specified date.

                                 The prospectus supplement for a
                                 specific series will set forth
                                 the scheduled principal
                                 payments for each class of that
                                 series.  Under certain
                                 circumstances, the trust may be
                                 unable to meet the schedule.
                                 Under other circumstances -
                                 referred to as rapid amortization
                                 events, which we describe below in
                                 this summary - the trust may be
                                 required to repay principal on
                                 an expedited basis.

                                 7

                                 Each series of certificates
                                 will have two types of maturity
                                 dates:

                                 -class expected final payment
                                 dates, which may be different
                                 for each class in a series, and

                                 -a series termination date.

                                 The class expected final
                                 payment date for a particular
                                 class of certificates is the
                                 date on which SRFG believes the
                                 trust will make the final
                                 principal payment to investors
                                 in that class.  If, however, a
                                 rapid amortization event
                                 occurs, the final payment may
                                 occur earlier or later than the
                                 class expected final payment
                                 date.

                                 8

                                 The series termination date
                                 is the last day on which the
                                 trust may make payments on the
                                 certificates of a series.  It
                                 is always later than the class
                                 expected final payment date for
                                 each class.  If the trust owes
                                 principal to investors during
                                 the month before the series
                                 termination date, the trustee
                                 will sell receivables, in an
                                 amount proportionate to the
                                 series' remaining interest in
                                 the trust, to repay the
                                 principal.  After the series
                                 termination date, the trust
                                 will no longer allocate
                                 collections to the series.

Revolving Period                 The revolving period for a
                                 series begins when that series
                                 becomes entitled to receive a
                                 proportionate share of the
                                 trust's collections.
                                 Typically, the revolving period
                                 begins on the first day of the
                                 billing cycles that end in the
                                 month the trust issues the
                                 series, or in the following
                                 month.  For example, if the
                                 trust issued a series in early
                                 January, that series might be
                                 entitled to payments due from
                                 credit account customers on
                                 various dates in January, which
                                 would be allocated to investors
                                 on the distribution date in
                                 February.  If the trust issued
                                 the series in late January,
                                 that series might first be
                                 entitled to payments due from
                                 credit account customers on
                                 various dates in February,
                                 which would be allocated to
                                 investors on the distribution
                                 date in March.  The revolving
                                 period ends when the trust
                                 begins using principal
                                 collections to make principal
                                 payments or to accumulate the
                                 cash to be used to make later
                                 principal payments.  Generally,
                                 this will be the last business
                                 day before the controlled
                                 amortization period or the
                                 controlled accumulation period
                                 begins, or the day a rapid
                                 amortization event occurs.

                                 9

                                 In general, during the
                                 revolving period, the trust
                                 pays principal collections
                                 allocated to you to SRFG.
                                 During the revolving period,
                                 the trust may also use
                                 principal collections allocated
                                 to one series to pay the
                                 principal of other series.

Controlled Amortization Period   If a series requires that the
                                 trust repay its principal in
                                 scheduled monthly payments, the
                                 series will have a controlled
                                 amortization period.  During
                                 the controlled amortization
                                 period, the trust will apply
                                 principal collections allocated
                                 to the series to pay principal
                                 on the certificates, up to the
                                 amount of the scheduled monthly
                                 principal payment.

                                 The controlled amortization
                                 period will begin on the first
                                 day of each of the billing cycles
                                 ending in the month preceding the
                                 month in which the trust will make
                                 the first principal payment for
                                 the series, as specified in the
                                 prospectus supplement.  The
                                 controlled amortization period
                                 will end on the earliest of:

                                 -the day the trust repays the
                                 principal of the series in
                                 full,

                                 -the day a rapid amortization
                                 event occurs, or

                                 -the series termination date.

                                  10

Controlled Accumulation Period   If a series requires that the
                                 trust repay its principal in a
                                 single payment, the series will
                                 have a controlled accumulation
                                 period.  During the controlled
                                 accumulation period, the trust
                                 will deposit principal
                                 collections allocated to the
                                 series into the trust account
                                 named the Series Principal
                                 Funding Account.  The trust
                                 accumulates principal
                                 collections in the Series
                                 Principal Funding Account over
                                 several months, so that it will
                                 have enough of these
                                 collections available to make
                                 the final payment.

                                 The controlled accumulation
                                 period will begin on the first
                                 day of each of the billing cycles
                                 ending in the month preceding the
                                 month in which the trust will first
                                 deposit collections into the
                                 Series Principal Funding
                                 Account, as specified in the
                                 prospectus supplement.  The
                                 controlled accumulation period
                                 will end on the earliest of:

                                 -the day the trust repays the
                                 principal of the series in
                                 full,

                                 -the day a rapid amortization
                                 event occurs, or

                                 -the series termination date.

                                 A series may also have a
                                 controlled accumulation period
                                 followed by a controlled
                                 amortization period, in which
                                 case the controlled
                                 accumulation period will
                                 terminate when the controlled
                                 amortization period begins.

                                 11

Rapid Amortization Events        Rapid amortization events are
                                 certain events that might
                                 impair the long-term ability of
                                 the trust to make all required
                                 payments.  Examples of these
                                 events include:

                                 -legal issues with transferring
                                 receivables to the trust;

                                 -legal issues with the status
                                 of the trust;

                                 -certain breaches of
                                 representations, warranties or
                                 covenants;

                                 -economic performance that may
                                 unfavorably impact the trust
                                 and cause the trust to
                                 accelerate payment of
                                 principal; or

                                 -certain events of insolvency
                                 with respect to SRFG, Sears National
                                 Bank or Sears.

                                 For some of these events to
                                 become rapid amortization
                                 events, the trustee or a
                                 specified percentage of
                                 investors must declare them to
                                 be rapid amortization events;
                                 others become rapid
                                 amortization events
                                 automatically when they occur.

                                 12

Rapid Amortization Period        If a rapid amortization event
                                 for a series occurs, the trust
                                 will repay the principal of
                                 that series on a monthly basis
                                 and as quickly as possible
                                 under the cash flows for that
                                 series.  The cash flows are
                                 the allocation, payment and
                                 reimbursement priorities for a
                                 series and will be provided in
                                 the prospectus supplement.  The
                                 rapid amortization period for
                                 a series begins when a rapid
                                 amortization event for that
                                 series occurs and continues
                                 until the trust has fully paid
                                 the principal of that series or
                                 until that series terminates.

Seller Interest                  SRFG owns a Seller
                                 Certificate that represents
                                 the interest in the trust not
                                 represented by certificates of
                                 any series, which we refer to as
                                 the seller interest.  The seller
                                 interest varies based on the
                                 size of the interests of the
                                 trust's investors and the total
                                 amount of the trust's principal
                                 receivables.  Among other
                                 things, the seller interest
                                 will decline as a result of
                                 decreases in the amount of the
                                 trust's receivables that may be
                                 caused by a net decline in
                                 account balances.  The Seller
                                 Certificate reflects SRFG's
                                 right to receive each month a
                                 portion of the collections paid
                                 on the receivables based on the
                                 seller interest.

                                 13

Classes, Allocations and         Each series may have one or
Reallocations                    more classes.  Typically, Class
                                 B certificates rank junior to
                                 Class A certificates and Class
                                 C certificates rank junior to
                                 Class B certificates.  SRFG may
                                 own one or more of these junior
                                 classes.

                                 Your certificate reflects your
                                 right to receive each month a
                                 portion of the collections paid
                                 on the trust's receivables and the
                                 additional funds SRFG adds to
                                 the trust minus your share of
                                 charge-offs.  The trust treats as
                                 finance charge collections all
                                 collections on the trust's
                                 receivables in any month up to the
                                 aggregate amount of finance
                                 charge receivables billed for
                                 the applicable period.  The trust
                                 treats as principal collections all
                                 collections on the trust's
                                 receivables in any month other
                                 than finance charge collections.
                                 The trust will allocate principal
                                 collections, finance charge
                                 collections, and charge-offs
                                 among the outstanding series on
                                 a pro rata basis based on the
                                 investor interest in receivables
                                 for each series.  The trust will
                                 also allocate additional funds
                                 to each series pro rata based
                                 on its investor interest in receivables.
                                 Once this allocation among the series
                                 has been made, the trust will
                                 further allocate a percentage of the
                                 collections allocable to each
                                 series among that series'
                                 classes.  The Series Supplement
                                 for each series will specify
                                 the percentages of these
                                 collections and charge-offs
                                 that are allocated to each
                                 class of that series at each
                                 point in time.  Each of these class
                                 percentages, will be based on:

                                 14

                                   -the class investor interest
                                   in receivables at certain points
                                   in time;

                                   -the amount of principal
                                   receivables in the trust;

                                   -the amount of cash in
                                   certain cash accounts
                                   designated as excess funding
                                   accounts;

                                   -the interests of other
                                   series in the trust;

                                   -whether that series is in
                                   its revolving period, its
                                   controlled amortization
                                   period, its controlled
                                   accumulation period or its
                                   rapid amortization period;
                                   and

                                   -how much principal will be
                                   available to reallocate to
                                   that series from other series
                                   during the controlled
                                   amortization period or
                                   controlled accumulation
                                   period.

                                 The class percentages may vary
                                 for principal collections,
                                 finance charge collections and
                                 charge-offs.

                                 Finance charge collections and
                                 principal collections can only
                                 be used to fund certain
                                 payments, deposits and
                                 reimbursements.  When Sears
                                 charges off a receivable as
                                 uncollectible, it allocates a
                                 portion of the amount charged
                                 off against your interest in
                                 principal receivables based on
                                 your class percentage.
                                 Typically, the trust uses
                                 finance charge collections and
                                 other income allocated to you
                                 to pay interest on your
                                 certificates, to pay to the
                                 servicer the portion of the
                                 servicing fee allocated to you,
                                 and to reimburse you for charge-
                                 offs that the trust previously
                                 allocated to you, thus
                                 reinstating your interest in
                                 principal receivables.  When
                                 you are scheduled to receive
                                 principal payments, the trust
                                 generally uses principal
                                 collections to pay the
                                 principal of your certificates.

                                 15

                                 In general, the trust will use
                                 collections allocated to you to
                                 make required payments, to pay
                                 its share of servicing fees and
                                 to reimburse your share of
                                 charge-offs.  If your series
                                 has more collections than it
                                 needs in any month, the trust
                                 may reallocate the excess
                                 collections to other series so
                                 those series may make their
                                 payments.  You will not be
                                 entitled to receive these
                                 excess collections.  If your
                                 series does not have enough
                                 collections in any month, the
                                 trust may use excess
                                 collections from other series
                                 to make payments to you.

Credit Enhancement               A series or a class of a series
                                 may have the benefit of
                                 credit enhancement, which
                                 provides additional payment
                                 protection to investors in that
                                 series or class.  For instance,
                                 subordination provisions may
                                 require the trust to use
                                 collections allocated to a
                                 junior series or class first to
                                 make payments, deposits and
                                 reimbursements for a senior
                                 series or class.  The trust
                                 would make payments, deposits
                                 and reimbursements for the
                                 junior series or class only
                                 when it had satisfied the
                                 requirements of the senior
                                 series or class.

                                 Credit enhancement for a series
                                 may also provide the trust with
                                 an additional source of funds
                                 if the trust does not receive
                                 sufficient collections on
                                 receivables to make all
                                 required payments, deposits and
                                 reimbursements for that series
                                 in any month.  This credit
                                 enhancement may include:

                                 16

                                 -cash collateral accounts or
                                 reserve funds,

                                 -letters of credit,

                                 -surety bonds, or

                                 -insurance policies.

                                 The prospectus supplement may
                                 also identify other forms of
                                 credit enhancement.

Clearance and Settlement         You may elect to hold your
                                 certificates through one of the
                                 following clearing
                                 organizations, all of which
                                 permit transfers of securities
                                 or interests in securities by
                                 computer entries instead of
                                 paper transfers:

                                 -DTC in the United States,

                                 -Cedelbank in Europe, or

                                 -the Euroclear System in
                                 Europe.

                                 You may transfer your interest
                                 within DTC, Cedelbank or
                                 Euroclear in accordance with
                                 the usual rules and operating
                                 procedures of the relevant
                                 system.  Parties holding
                                 directly or indirectly through
                                 DTC, on the one hand, and other
                                 parties holding directly or
                                 indirectly through Cedelbank or
                                 Euroclear, on the other hand,
                                 may make cross-market transfers
                                 through the relevant
                                 depositaries of Cedelbank and
                                 Euroclear.

                            17

    	Below, we use some terms that are capitalized. We have defined these terms in the Glossaries of Terms to the prospectus supplement and to this prospectus. The Glossary of Terms to this prospectus begins on page 82.

                           THE SELLER

     SRFG was incorporated under the laws of the State of Delaware in 1988. SRFG is a wholly owned subsidiary of Sears. SRFG was organized for the following limited purposes:

     -to facilitate the issuance of certificates and similar securities;
     -to purchase, hold, own and sell receivables;
     -to hold interests in securitizations such as the Seller Certificate and subordinated classes of certificates; and -to perform activities incidental to and necessary or convenient to accomplish those purposes.

Neither the sole stockholder of SRFG, nor SRFG's board of directors, intends to change SRFG's business purposes. SRFG's principal executive offices are located at 3711 Kennett Pike, Greenville, Delaware 19807 (302-434-3176).

                          THE SERVICER

     Sears acts as servicer of all Accounts originated by Sears or Sears National Bank. The bank provides certain servicing functions for the Accounts as a sub-servicer, including providing judgmental decision-making policy relating to all Accounts. Sears and any of its affiliates may hold certificates.

     Sears originated from an enterprise established in 1886. It was incorporated under the laws of the State of New York in 1906. Its principal executive offices are located at 3333 Beverly Road, Hoffman Estates, Illinois 60179 (847-286-2500). Sears, with its consolidated subsidiaries, is a multi-line retailer that provides a wide array of merchandise and services. Sears is among the largest retailers in the world on the basis of sales of merchandise and services.


                             18

                      THE CREDIT CARD BANK

     Sears National Bank is a national banking association. The bank is a "credit card bank" under the Bank Holding Company Act. The bank issues the Sears Card and SearsCharge PLUS accounts and Sears Home Improvement Accounts.

     The bank issues Sears Card accounts to allow Sears to operate its credit business in a more unified regulatory and pricing environment. In general, under federal law, the maximum finance charge that the bank may charge is the rate permitted under the laws of the State of Arizona, in which the bank's charter is located, rather than the laws of the state in which the credit account customer resides. Arizona law also governs the bank's ability to charge late fees and other fees and charges. Accordingly, in certain states the bank is imposing higher finance charge rates, and higher or additional fees and charges, than Sears currently would be permitted to impose. We cannot assure you, however, that these higher fees or charges will not result in a reduction in the amount of new Receivables generated in the Accounts, earlier payment of outstanding Receivables, or increased convenience use of the Sears Card, with customers repaying all balances within the grace period so that the bank does not assess a finance charge. Sears and the bank have entered into contractual arrangements under which Sears acts as primary servicer of Accounts that have been transferred to or originated by the bank.

                           THE TRUSTEE

     Bank One, National Association is the trustee for the trust. The trustee's principal corporate trust office is located at One Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126. Sears, SRFG and their affiliates may from time to time enter into normal banking and trustee relationships with Bank One that are unrelated to the trust. The trustee and any of its affiliates may hold certificates in their own names. In order to meet legal requirements in certain jurisdictions, the trustee has the power to appoint a co-trustee or separate trustee of all or part of the trust. If the trustee appoints a co-trustee or separate trustee, that co-trustee or separate trustee will have the same rights, powers, duties and obligations that the trustee has under the Pooling and Servicing Agreement. Generally, the trustee and any co-trustee or separate trustee will exercise and perform those rights, powers, duties and obligations jointly. However, in any jurisdiction in which the trustee is incompetent or unqualified to perform certain acts, the co-trustee or separate trustee will exercise and perform those rights, powers, duties and obligations individually, solely at the direction of the trustee.

     The trustee may resign at any time. In addition, SRFG may remove the trustee if:

     -the trustee no longer meets the eligibility requirements set forth in the Pooling and Servicing Agreement, and the trustee does not resign after receiving a written request from SRFG to do so;
     -the trustee becomes legally unable to act; or -the trustee becomes insolvent.

                            19

Sears may also remove the trustee upon 30 days' written notice unless a Servicer Termination Event has occurred. If the trustee resigns, or if SRFG or Sears removes the trustee:

     -SRFG must appoint a successor trustee; and -Sears must notify the Rating Agencies of the resignation or removal and the appointment of a successor trustee.

The trustee's resignation or removal and the appointment of a successor trustee will not be effective until the successor trustee has accepted its appointment as trustee.

                             20



            LEGAL MATTERS RELATING TO THE RECEIVABLES

TRANSFER OF RECEIVABLES

     Sears, the bank or their affiliates originated the Receivables in the Accounts. The bank has granted to Sears all of its right, title and interest in and to any Receivables originated by the bank under the Assignment Agreement. Sears sold to SRFG, contributed to the capital of SRFG, or confirmed the prior sale or contribution to SRFG of:

     -all of the Receivables existing under the Accounts as of the dates specified in the applicable transfer agreement;
     and
     -all Receivables created under those Accounts after the date specified in the applicable transfer agreement.

These Receivables included all Receivables originated by the bank in the Accounts. Sears transferred all of the Receivables to SRFG without recourse, and SRFG then transferred all the Receivables to the trust. On July 31, 1994, at the same time that Sears transferred the Receivables to SRFG and SRFG transferred the Receivables to the trust, the trust:

     -issued the Series 1994-1 certificates;
     -paid to SRFG the proceeds from issuing Series 1994-1; and -issued the Seller Certificate to SRFG.

SRFG then paid the Series 1994-1 proceeds to Sears in consideration for Sears sale of the Receivables to SRFG, but SRFG retained the Seller Certificate for its own benefit.

     The bank sells to Sears on a daily basis the Receivables in Accounts that have been transferred to or originated by the bank. Sears then transfers those Receivables to SRFG, and SRFG transfers them to the trust. In addition, SRFG has transferred to the trust all the Receivables in additional Accounts as of the dates specified in the applicable transfer agreements, and may do so again in the future. Those additional Accounts may include accounts originated by or transferred to the bank. See "The Trust--Addition of Accounts" for more information.

     Sears has indicated in its computer files that Sears transferred the Receivables to SRFG and that SRFG transferred them to the trust. In addition, Sears has provided to SRFG, which in turn has provided to the trustee, a computer file, hard copy or microfiche list with a true and complete list of each Account identified by account number. Sears will provide to SRFG, and SRFG will provide to the trustee, a similar computer file, hard copy or microfiche list identifying any additional Accounts. Sears, the bank and SRFG are not obligated to deliver to the trustee any other records or agreements relating to the Accounts or the Receivables. Sears and the bank will not segregate their records and agreements that relate to the Accounts and the Receivables

                             21

from their records and agreements that relate to other credit accounts and receivables. Similarly, Sears and the bank will not mark their records and agreements that relate to the Accounts and the Receivables to reflect that SRFG has transferred the Receivables to the trust, except to the extent that an electronic or other indicator is necessary for them to service the Accounts in accordance with the Pooling and Servicing Agreement. SRFG filed UCC-1 and UCC-3 financing statements in accordance with state law to perfect the trust's interest in the Receivables, and in the future will file any additional UCC-3 statements necessary to perfect the trust's interest in Receivables in additional Accounts. The trust will also file any continuation statements necessary to continue the perfection of the trust's interest in the Receivables.

SECURITY INTERESTS IN RECEIVABLES

     The Receivables are "accounts" or "chattel paper" within the meaning of the Uniform Commercial Code as in effect in the State of Delaware and "accounts," "chattel paper" or "general intangibles" within the meaning of the Uniform Commercial Code as in effect in the States of Illinois, New York and Arizona. To the extent the Receivables are accounts or chattel paper, Article 9 of the Uniform Commercial Code as in effect in the States of Delaware, Illinois, New York and Arizona governs both the sale of the Receivables and the transfer of the Receivables as security for an obligation. To the extent Article 9 applies, appropriate financing statements must be filed to perfect the bank's sale of any Receivables to Sears, Sears sale of the Receivables to SRFG, and SRFG's sale of the Receivables to the trust. Appropriate financing statements covering the Receivables have been filed in:

     -Arizona, to perfect the bank's sale and transfer of Receivables to Sears;

     -Delaware and Illinois, to perfect Sears sale and transfer of the Receivables to SRFG; and

     -Delaware and Illinois, to perfect SRFG's sale and transfer of the Receivables to the trust.

To the extent the Receivables are general intangibles and the transfer of the Receivables is deemed to be a transfer as security for an obligation, the provisions of Article 9 of the Uniform Commercial Code apply to the same extent that they apply to Receivables that are accounts or chattel paper.

     If the Receivables are general intangibles and a court deems the transfer of the Receivables to be a sale, then the Uniform Commercial Code does not apply and no further action is required to protect the trust's interest from third parties. However, to the extent a court deems the transfer of Receivables that are general intangibles to be a sale, the priority of interests in Receivables arising after the closing date for any series is not as clear as it would be if the priority of interests in those Receivables was governed by the Uniform Commercial Code. Nevertheless, the bank, Sears and SRFG believe that it would be inconsistent for a court to afford the trust less favorable treatment if it deems the transfer of Receivables to be a sale than

                             22

the court would afford if it deems the transfer to be a security interest. Accordingly, the bank, Sears and SRFG believe that a court should conclude that a sale of Receivables consisting of general intangibles would be deemed to have occurred as of July 31, 1994, in the case of Receivables from the initial Accounts, or as of the date an additional Account was added to the trust, in the case of Receivables from that additional Account.

     Under limited circumstances, if Receivables are created in an Account after the date on which the trust acquired an interest in all Receivables in that Account, a prior or subsequent transferee of Receivables could have an interest in those Receivables with priority over the trust's interest in those Receivables. A tax or other statutory lien on property of Sears or the bank arising before a Receivable is created may also have priority over the trust's interest in that Receivable.

     SRFG has agreed to repurchase any Receivable that it has transferred to the trust that was not, to the best knowledge of SRFG, an "Eligible Receivable" as of the date SRFG transferred that Receivable to the trust, if the failure of the Receivable to be an Eligible Receivable has an adverse effect on the trust's interest in all the Receivables. We have described this issue, including what constitutes an "Eligible Receivable," in "The Trust--Repurchase of Specified Receivables." In addition, SRFG has agreed that it will not sell, pledge, assign, transfer or grant any lien on any of the Receivables, or any interest in the Receivables, other than to the trust.

     There is a significant possibility that the trust may not have a perfected security interest in any of the Receivables created after a petition for relief is filed by or against Sears under the Bankruptcy Code or after a receiver or conservator is appointed for the bank. Nevertheless, we anticipate that the trust will either own or have a perfected security interest in Receivables existing on the date a petition is filed by or against Sears under the Bankruptcy Code or after the date a receiver or conservator is appointed for the bank, and that the trust will be able to pay principal and interest on the certificates, although we cannot assure you that the trust will make those payments on time. Because the trust's interest in the Receivables depends upon SRFG's interest in the Receivables, which in turn depends upon Sears interest in the Receivables, any adverse change in the priority or perfection of SRFG's or Sears security interest would also affect the trust's interest in the affected Receivables.

     The Pooling and Servicing Agreement provides that, as long as the short-term debt rating of Sears remains below A-1/P-1, or if Sears is not the servicer, the servicer will be required to deposit into the Collections Account a portion of collections for each outstanding series within two business days after the date it processes its receipt of those collections. As long as Sears is the servicer, Sears may use all remaining collections as a loan until each distribution date. If Sears becomes insolvent or a receiver is appointed for Sears or, in certain circumstances, a certain period of time lapses, the trust may not have a perfected interest in those cash collections.

INSOLVENCY RELATED MATTERS

     Transfer from Sears to SRFG. Sears and SRFG intend the transfer of the Receivables from Sears to SRFG to be an absolute transfer of the Receivables to SRFG and will treat it as

                             23

an absolute transfer. As an absolute transfer, the Receivables would not be part of any Sears bankruptcy estate and would not be available to Sears creditors. However, if Sears became insolvent, the bankruptcy trustee, a creditor of Sears, or Sears as debtor-in-possession could argue that the transaction between Sears and SRFG was a pledge of the Receivables rather than an absolute transfer. If a court accepted that position, the trust might not be able to pay interest and principal on the certificates on time.

     Unless the prospectus supplement for a series specifies otherwise, SRFG will receive on the closing date for each series an opinion of Latham & Watkins, counsel to Sears and SRFG, concluding on the basis of a reasoned analysis of analogous case law, although no precedent based on directly similar facts exists, that:

     -a federal bankruptcy court would not order the substantive consolidation of SRFG's assets and liabilities with Sears assets and liabilities; and

     -a transfer of the Receivables in the form and manner contemplated by the transfer agreements between Sears and SRFG would constitute an absolute sale or other transfer of the Receivables rather than a borrowing by Sears secured by the Receivables, so that the Receivables would not be property of the estate of Sears under Section 541(a) of the Bankruptcy Code and, thus, SRFG's rights to the Receivables would not be impaired by the operation of Section 362(a) of the Bankruptcy Code.

This opinion will be subject to the facts, assumptions and qualifications stated in it.

     Transfer from Sears National Bank to Sears. It is possible that a receiver or conservator of the bank may argue that the transaction between the bank and Sears under the Assignment
Agreement, under which the bank has granted to Sears all of its right, title and interest in and to the Receivables, is a pledge of the Receivables rather than an absolute transfer.
Accordingly, the bank has granted Sears a security interest in the Receivables under the Assignment Agreement. To the extent that Sears validly perfects that security interest before an insolvency of the bank occurs, and if Sears did not take that security interest to hinder, delay or defraud the bank or its creditors, a receiver or conservator of the bank should not be able to avoid that security interest or recover payments made on the Receivables. If, however, a receiver or conservator of the bank asserts a contrary position or requires the trust to establish its right to cash collections by submitting a claim and completing the administrative claims procedure under the Federal Deposit Insurance Act, as amended, the trust's payments of principal and interest on the certificates may be delayed or reduced. In addition, the FDIC, if appointed as conservator or receiver for the bank, has the power under the Federal Deposit Insurance Act, as amended, to repudiate contracts, including contracts of the bank like the Assignment Agreement. The Federal Deposit Insurance Act provides that a claim for damages arising from the repudiation of a contract is limited to "actual direct compensatory damages." In a 1993 case involving the repudiation by the Resolution Trust Corporation, whose responsibilities have since been assumed by the FDIC, of certain secured zero-coupon bonds



                             24



issued by a savings association, a United States federal district court held that "actual direct compensatory damages" in the case of a marketable security meant the value of the repudiated bonds as of the date of repudiation. If the FDIC is appointed as conservator or receiver of the bank and then repudiates the Assignment Agreement, the amount of collateral available for the trust to use to pay principal and interest on the certificates may not be sufficient to pay all outstanding principal and accrued interest on the certificates. The FDIC has proposed a rule under which it would not repudiate specified transfers under some circumstances; however, we cannot assure you that the rule will be adopted or that it will apply to a receivership or conservatorship involving the bank.

     Unless the prospectus supplement for a series specifies otherwise, SRFG will receive on the closing date for each series an opinion of Latham & Watkins, counsel to Sears and SRFG, concluding on the basis of a reasoned analysis of analogous case law, although no precedent based on directly similar facts exists, that:

     -if the transfer of Receivables from the bank to Sears under the Assignment Agreement constitutes an absolute transfer, then the transfer is a transfer to Sears of all of the bank's right, title and interest in and to those Receivables; and

     -if a court deems the transfer not to be an absolute transfer, it would be treated as a security interest created by the Assignment Agreement in favor of Sears in the bank's right, title and interest in and to the Receivables.

This opinion will be subject to the facts, assumptions and qualifications stated in it.

     Unless the prospectus supplement for a series specifies otherwise, SRFG will receive on the closing date for each series an opinion of Arizona counsel to the bank concluding on a reasoned basis that, if a court deems the transfer not to be an absolute transfer and a security interest is created by the Assignment Agreement in favor of Sears of the bank's right, title and interest in and to the Receivables:

     -the security interest is a perfected security interest; and -the security interest is a first priority security interest.

This opinion will be subject to the facts, assumptions and qualifications stated in it.

CONSUMER PROTECTION LAWS AND DEBTOR RELIEF LAWS APPLICABLE TO THE
RECEIVABLES

     Federal and state consumer protection laws and regulations and the Uniform Commercial Code extensively regulate the relationships among credit recipients, credit issuers and sellers of goods and services in transactions financed by the extension of credit under credit accounts. These laws and regulations include the following federal laws:

                             25

     -the Truth in Lending Act and the Federal Reserve Board's
     Regulation Z issued under that act;
     -the Equal Credit Opportunity Act and the Federal Reserve
     Board's Regulation B issued under that act;
     -the Fair Credit Billing Act; and
     -the Fair Credit Reporting Act.

These statutes and regulations require credit issuers to disclose certain information when an account is opened, at the end of each monthly billing cycle and annually. In addition, credit recipients are entitled under these laws and regulations to have payments and credits promptly applied on their credit accounts and to require billing errors to be promptly resolved. A credit recipient may be entitled to assert violations of certain of these credit protection laws through setoff against his or her obligation to pay amounts owing on his or her account, or in certain cases against the lender or seller. SRFG has agreed to repurchase Receivables if all applicable requirements of these statutes have not been complied with for those Receivables and if that failure to comply has a material adverse effect on the trust's interest in all Receivables.

     Certain laws, including those we described above, may limit Sears ability to collect Receivables regardless of any act or omission on the part of Sears. Application of federal and state bankruptcy and debtor relief laws may also prevent Sears from fully collecting the Receivables.

CLAIMS AND DEFENSES OF CREDIT ACCOUNT CUSTOMERS AGAINST THE TRUST

     The Federal Trade Commission's Preservation of Claims and
Defenses Trade Regulation Rule has the effect of preserving claims and defenses that the obligor on an Account may have against the seller of goods or services or Sears National Bank when an account or any amount owed under an account is sold or assigned to another creditor, including the trust. Each Sears Card account agreement includes a notice to this effect. In addition, the Uniform Commercial Code and other state laws that govern consumer credit provide that:

     -unless the obligor for an Account has agreed not to assert defenses or claims arising out of a sale, and that agreement is enforceable, the trust's rights, as assignee of the Receivables in that Account, are subject to:
          -all the terms of the contract between the seller of goods or services or the bank and the obligor for the Account;
          -any defense or claim arising from that contract; and -any other defense or claim of the obligor against the seller of goods or services or the bank that arises before the obligor is notified of the assignment; and

     -the obligor for an Account is authorized to continue to pay the seller of goods or services or the bank until:

                             26

          -the obligor receives a notice that reasonably identifies the rights assigned, that informs the obligor that the amount due or to become due has been assigned, and that directs the obligor to pay the trustee directly; and
          -if requested by the credit account customer, the trustee has furnished reasonable proof of the assignment.

                             27


                            THE TRUST

FORMATION OF THE TRUST

     Sears, SRFG and the trustee formed the trust in July 1994 by entering into the Pooling and Servicing Agreement. SRFG has conveyed to the trust, without recourse, all of the Receivables:

     -that existed under the Accounts as of the last day of the Due Period that ended in July 1994;

     -that existed under any additional Account as of the date specified as the "Additional Account Cut-Off Date" in the Assignment of Additional Accounts for that additional
     Account; and

     -created under any Account or additional Account after the last day of the July 1994 Due Period or the Additional
     Account Cut-Off Date, as applicable, for that Account or additional Account.

In exchange for the transfer of the Receivables, SRFG received the Seller Certificate and has received and will receive the net cash proceeds from the sale of each series of certificates. The trust's assets include or may include:

     -the Receivables;

     -cash payments by credit account customers;

     -interests in the cash recoveries of receivables owned by SRFG and charged off as uncollectible;

     -interests in other pools of credit card receivables;

     -credit support or enhancement for a particular series or class within a series;

     -additional funds that the servicer may elect to add to the trust;

     -cash deposits in trust accounts; and

     -rights to payments under interest rate protection agreements.

     Sears, SRFG and the trustee formed the trust to issue series of certificates under the Pooling and Servicing Agreement and the related Series Supplements. The trust, as a master

                             28

trust, can issue numerous series of certificates and remain a trust even after a series of certificates is paid in full or reaches its Series Termination Date. The trust has numerous series of certificates, and we expect it to continue to issue series of certificates from time to time. The trust will only engage in the following business activities:

     -acquiring and holding the Receivables and the proceeds of the Receivables;

     -issuing series of certificates and the Seller Certificate and making payments on those certificates;

     -investing funds on deposit in the trust's accounts as required under the Pooling and Servicing Agreement and the applicable Series Supplements;

     -entering into credit enhancement arrangements; and

     -entering into interest rate protection agreements.

Consequently, we do not expect the trust to need additional capital resources other than Receivables in additional Accounts or participation interests in other pools of credit card receivables, if applicable.

                             29

COLLECTIONS ACCOUNT AND GROUP COLLECTIONS ACCOUNTS

     The trustee has established and maintains in the name of the trust:

     -the Collections Account;
     -the Excess Funding Account (General);
     -the Excess Funding Account (SRC); and
     -for each group of series, a Group Collections Account.

Each of these accounts is either a segregated trust account or a segregated deposit account at a Qualified Trust Institution or Eligible Institution.

     Sears as servicer will direct the trustee to invest all amounts in each of these accounts in highly-rated short-term investments referred to as "Permitted Investments." We have described these Permitted Investments in "The Certificates--Investment of Funds in Investor Accounts." The servicer has the revocable power to instruct the trustee to make withdrawals from each of these accounts to carry out its duties under the Pooling and Servicing Agreement and each Series Supplement.

     For each distribution date that the short-term debt rating of Sears is below A-1/P-1, or if Sears is not the servicer, the servicer will be required to make daily deposits of a portion of collections into the Collections Account for each outstanding series within two business days after the date it processes its receipt of those collections. The total amount to be deposited on any day for any series will be determined pursuant to the Series Supplement. The servicer will not have to make these deposits if the Rating Agencies have advised the servicer that they will not reduce or withdraw their ratings on any class of certificates of any outstanding series if the servicer does not make these deposits. To the extent that the required daily deposit for any series is based upon an estimate of interest payable on any distribution date, and a lower amount of interest is subsequently determined to be payable, the excess amount deposited may be returned to the servicer as a loan until that distribution date.

     On or before each distribution date, the servicer deposits into the Collections Account:

     -all collections from the prior month that the servicer retained as a loan; and

     -the portion of the collections from the prior month that the trust is to allocate on that distribution date and that the servicer had not previously deposited into the Collections Account.

The servicer then directs the trustee to withdraw from the Collections Account and pay to SRFG the sum of:

     -the total amount of Finance Charge Collections for the prior month minus the aggregate amount of those Finance
     Charge Collections allocated to each outstanding series; and

                            30

     -the total amount of Principal Collections for the prior month minus the aggregate amount of those Principal
     Collections allocated to each outstanding series.

However, for any calendar month during which the servicer deposited collections into the Collections Account on a daily basis, the trust will be deemed to allocate the collections on the date the servicer delivers the monthly investor statement and the monthly servicer statement to the trustee. The trustee is authorized, when it receives those statements, to transfer immediately to SRFG or the servicer any funds in the Collections Account that the trust would otherwise pay to them on the related distribution date.

     On or before each distribution date, the servicer will direct the trustee to withdraw all amounts on deposit in the Excess Funding Account (SRC), and to deposit those amounts in the Collections Account. The servicer will then direct the trustee to withdraw from the Collections Account and deposit in each Group Collections Account the sum of:

     -the Finance Charge Collections for the prior month that the trust allocates to each series that is a member of the applicable group;

     -the Principal Collections for the prior month that the trust allocates to each series that is a member of the applicable group; and

     -the Group Excess Funding Amount (SRC).

The trust will allocate collections, additional funds and amounts on deposit in the Excess Funding Account (General) to each series as set forth in the Series Supplement for each series.
Similarly, the trust will allocate, deposit or pay collections in the Group Collections Account according to the terms of the Series Supplement for each series in the applicable group. The trust will deposit amounts, if any, from each series in each group into the Excess Funding Account (General) and the Excess Funding Account (SRC) on each distribution date according to the terms of the applicable Series Supplement.

ADJUSTMENTS TO RECEIVABLES

     The servicer may adjust the amount of Receivables in any Account, which will change the amount of Receivables in the trust. The servicer regularly reduces the amount of Receivables in an Account when:

     -a credit account customer returns merchandise that the customer purchased using that Account; or -the servicer discovers that a Receivable was created through a fraudulent or counterfeit charge on that Account.

The servicer may also make other adjustments to the Receivables in accordance with its customary practices. The effects of these adjustments on the trust include:

                             31

     -if the servicer reduces the amount of Receivables in the trust due to returned merchandise, the servicer will reduce by the same amount the amount of Principal Receivables used to calculate the Seller Interest;

     -if the servicer reduces the amount of Receivables in the trust due to a fraudulent or counterfeit charge or due to customary practices, the servicer will either:
          -increase by the same amount the amount of collections for the applicable Due Period; or -decrease by the same amount the amount of the Seller Interest; and

     -if the servicer increases the amount of Receivables in the trust due to customary practices, the servicer will either:
          -decrease by the same amount the amount of collections for the applicable Due Period; or -increase by the same amount the amount of the Seller Interest.

If any of the adjustments to the Seller Interest described above would cause the Seller Interest to be reduced below zero, SRFG will, no later than the business day after the Due Period during which the servicer made the adjustment, deposit into the Collections Account an amount equal to the deficiency in the Seller Interest.

ADDITIONS OF ACCOUNTS

     SRFG has the right, subject to the limitations and conditions discussed below, to:

     -designate additional credit accounts of Sears, the bank or their affiliates to be included as Accounts and add to the trust all Receivables existing, or generated in the future, in those additional Accounts; or

     -add participation interests in other pools of credit card receivables to the trust.

In addition, SRFG will be required to designate additional Accounts or add participation interests to the trust if the aggregate amount of Principal Receivables in the trust on the last day of any month is less than the sum of the minimum principal receivables balance for each outstanding series. The Series Supplement for each series will specify the minimum principal receivables balance for that series.

     SRFG may, in its discretion, designate additional Accounts and add the Receivables in those additional Accounts to the trust if the following conditions are satisfied:

     -SRFG executes and delivers a written assignment of additional Accounts to the trust;

                            32

     -SRFG delivers an opinion of outside counsel addressing:
          -the trust's security interest in the Receivables in the additional Accounts; and
          -insolvency and other related matters as they may affect the Receivables;

     -the servicer delivers a certificate of a servicing officer confirming that the servicer did not use any selection procedures to select the additional Accounts, that the servicer believes to be materially adverse to the interests of investors in any series as of the day the servicer selected those additional Accounts.

     -unless the Rating Agencies otherwise consent, as of the last day of any calendar year:
          -the amount of Principal Receivables in Accounts designated as additional Accounts during that calendar year will not exceed 20% of the amount of Principal Receivables in the trust as of the first day of that calendar year; and
          -the number of Accounts designated as additional Accounts during that calendar year will not exceed 20% of the number of Accounts in the trust as of the first day of that calendar year; and

     -unless the Rating Agencies otherwise consent, as of the last day of any calendar quarter:
          -the amount of Principal Receivables in Accounts designated as additional Accounts during that calendar quarter will not exceed 15% of the amount of Principal Receivables in the trust as of the first day of that calendar quarter; and
          -the number of Accounts designated as additional Accounts during that calendar quarter will not exceed 15% of the number of Accounts in the trust as of the first day of that calendar quarter.

SRFG may replace these conditions with substitute conditions if the Rating Agencies confirm that the substitute conditions will not cause them to reduce or withdraw their ratings on any class of certificates of any outstanding series.

     The trust will receive all collections on Receivables in additional Accounts in the same manner that it receives collections on the other Receivables, except that the servicer may estimate the amount of Finance Charge Receivables billed on the Receivables in the additional Accounts for the Due Period during which SRFG added the additional Accounts to the trust.

     SRFG will add participation interests in other pools of credit card receivables to the trust by amending the Pooling and Servicing Agreement. SRFG will not be required to obtain the consent of investors to execute that amendment. SRFG may add participation interests to the trust if the following conditions are satisfied:

     -SRFG delivers a certificate stating that SRFG reasonably believes that the addition of participation interests will not be materially adverse to the investors in any class of

                             33

     certificates of any outstanding series or to any third party who provides credit enhancement;

     -SRFG delivers an opinion of outside counsel addressing:
          -the trust's security interest in the Receivables in the participation interests; and
          -insolvency and other related matters as they may affect the participation interests; and

     -the Rating Agencies confirm that the addition of the participation interests to the trust will not cause them to reduce or withdraw their ratings on any class of certificates of any outstanding series.

     The terms governing any additional Accounts may differ from the terms governing the Accounts initially included in the trust. For example, it is possible that some or all additional Accounts will have lower periodic finance charges or fees than the initial Accounts, which may reduce the percentage of Finance Charge Collections relative to Principal Collections. The performance of any additional Accounts may differ from the performance of the Accounts and the Sears portfolio because:

     -the payment performance of the obligors on the additional Accounts may differ from the overall payment performance of the obligors on the Accounts and the Sears portfolio;
     -the additional Accounts may not contain receivables in accounts from every state;
     -the additional Accounts may not contain receivables in accounts previously segregated into pools; and -the additional Accounts may contain a higher or lower percentage of newly solicited and unseasoned accounts than the Accounts or the Sears portfolio.

The servicer uses an account selection process to segregate pools of accounts, including the Accounts and any additional Accounts, that is generally designed to exclude some seasoned accounts to insure that some seasoned accounts remain available for the servicer to include in subsequently segregated pools. The servicer may designate previously established pools of more seasoned accounts to become part of the trust as additional Accounts.

REMOVAL OF ACCOUNTS

     Subject to the conditions set forth below, SRFG may remove
Accounts and their Receivables from the trust. We refer to those Accounts as removed accounts. SRFG is not required to remove
Accounts. SRFG will be permitted to designate Accounts for removal and require reassignment to it of the Receivables from those removed accounts only if the following conditions are satisfied:


                             34

     -as of the date that the Accounts are to be removed from the trust and the Receivables from those Accounts reassigned to SRFG, the aggregate amount of Principal Receivables in the trust, minus the aggregate amount of Principal Receivables in those Accounts, will not be less than the sum of the minimum principal receivables balance for each outstanding series;

     -within five business days after the date SRFG designated for removal of the Accounts, SRFG will deliver to the trustee:
          -a written assignment of the Receivables in the Accounts to SRFG for the trustee to execute; and -a computer, hard copy or microfiche list containing a true and complete list of all Accounts removed, identified by account number;

     -SRFG represents and warrants that it did not use any selection procedures that it believed to be materially adverse to the investors in any outstanding series of certificates or to any third-party provider of credit enhancement;

     -the Rating Agencies advise SRFG that the reassignment of the Receivables in the Accounts to SRFG will not cause them to reduce or withdraw their ratings on any class of certificates of any outstanding series; and

     -SRFG delivers to the trustee an officer's certificate confirming that the conditions listed above have been satisfied.

At least five business days before the Receivables in the Accounts are to be removed from the trust, SRFG will notify the trustee, the servicer, the Rating Agencies and any third party who provides credit enhancement for any series of certificates that the trustee is to reassign to SRFG the Receivables from those Accounts, effective as of the date specified in the notice.

REPURCHASE OF TRUST PORTFOLIO

     A trust portfolio repurchase event will occur if, as of July 31, 1994, or, with respect to any additional Accounts, as of any date on which there is an assignment of those additional
Accounts, it is not true that:

     -each of the Pooling and Servicing Agreement and each Series Supplement constitutes a valid and binding obligation of Sears and SRFG, subject to usual and customary exceptions relating to bankruptcy or insolvency and general equity principles;

     -the Pooling and Servicing Agreement constitutes either:
          -a valid transfer and assignment of all right, title and interest of SRFG to the trust in and to the Receivables

                             35

          and the proceeds of those Receivables, including Receivables created after the transfer date and amounts in any account established by the trustee for the benefit of investors; or
          -the grant of a perfected security interest of first priority, not including statutory or other non-consensual liens, under the Delaware Uniform Commercial Code in those Receivables and proceeds; or

     -certain of SRFG's representations and warranties regarding:
          -its corporate status,
          -its authority to assign the Receivables to the trust and perform its obligations under the Pooling and Servicing Agreement; and
          -the accuracy of information furnished by SRFG to the trustee are true and correct, unless SRFG cures any breach with respect to these representations and warranties within the required cure period.

     If a trust portfolio repurchase event occurs, either the trustee or investors holding at least 51% of the aggregate Invested Amount, not including the Invested Amount for any class of certificates owned by SRFG, by written notice to SRFG, may direct SRFG to purchase the Receivables on any distribution date within 60 days of that notice, and SRFG will be required to comply with that direction. The notice may also grant a longer period, up to 150 days, for SRFG to repurchase the Receivables. If, however, the trust portfolio repurchase event occurs because of an assignment of additional Accounts, SRFG will repurchase only the Receivables in those additional Accounts. SRFG will not be required to repurchase any Receivables if, on any day after SRFG received this notice, the trust portfolio repurchase event does not adversely affect in any material way the interests of investors in the certificates.


     If SRFG is required to repurchase all the Receivables, the repurchase price will equal:

     -the aggregate Investor Interest on the distribution date SRFG is scheduled to purchase the Receivables; plus
     -all interest accrued but unpaid through the date of purchase; minus
     -amounts on deposit in the Excess Funding Account (General), if any; minus
     -amounts on deposit in the Excess Funding Account (SRC), if any; minus
     -the sum of all pre-funding amounts for all outstanding series, if any.

The trust will distribute that repurchase price to investors upon presentation and surrender of their certificates.

     If SRFG is required to purchase only the Receivables in additional Accounts, the repurchase price will equal for each series that series' pro rata share of those Receivables. Each series' pro rata share will equal:

     -the sum of the class percentage for Principal Receivables for each class in that series; multiplied by

                             36

     -the amount of Receivables attributable to the additional
     Accounts.

The trust will treat that repurchase price as collections on the Receivables in the additional Accounts and will allocate those collections to each series in accordance with that series' Series Supplement. The trust will deposit the amount of the repurchase price allocated to each series into the Group Collections Account for the group to which that series belongs.

REPURCHASE OF SPECIFIED RECEIVABLES

     We refer to a Receivable as an "Eligible Receivable" if:

     -that Receivable is payable in United States dollars;

     -that Receivable was created in compliance, in all material respects, with all legal requirements that apply to SRFG and to Sears, Sears National Bank or one of their affiliates, as applicable;

     -that Receivable was created under a contract governing the relevant Account that complies with all legal requirements that apply to SRFG and to Sears, the bank or one of their affiliates, as applicable;

     -at the time that Receivable was conveyed to the trust, if that Receivable was created before the related Account was added to the trust, Sears, SRFG or the trust had good and marketable title to that Receivable free and clear of all liens, not including statutory or non-consensual liens;

     -at the time that Receivable was created, if that Receivable was created after the related Account was added to the trust, Sears, SRFG or the trust had good and marketable title to that Receivable free and clear of all liens, not including statutory or non-consensual liens; and

     -that Receivable is an "account," "general intangible" or "chattel paper" as defined in Article 9 of the Uniform
     Commercial Code in effect in the State of New York.

     In the Pooling and Serving Agreement, SRFG represented and warranted to the trust that, to its best knowledge:

     -as of July 31, 1994, each Receivable existing on July 31,
     1994, was an Eligible Receivable;

     -as of the date the trust adds additional Accounts or participation interests in pools of credit card receivables to the trust, each Receivable in those additional Accounts or participation interests is an Eligible Receivable; and

                             37


     -as of the date any Receivable is created, if that Receivable is created after the related Account is added to the trust, that Receivable is an Eligible Receivable.

A receivables repurchase event will occur if:

     -one of SRFG's representations and warranties described above is not true and correct, in any material respect, for any Receivable;

     -that breach of SRFG's representation and warranty has a material adverse effect on the investors' interest in the Receivables; and

     -SRFG fails to cure that breach within 60 days, or any longer period, not to exceed 150 days, to which the trustee agrees, after SRFG receives written notice of the breach from the trustee.

An officer of SRFG will determine, in that officer's sole reasonable judgment and without considering any impact of credit enhancement provided by a third party, whether SRFG's breach has a material adverse effect on investors. However, if the aggregate amount of Receivables that are not Eligible Receivables as of the last day of the prior month exceeds 5% of the total amount of Receivables as of that day, an officer of SRFG will be deemed to have determined that the breach has a material adverse effect.

     When a receivables repurchase event occurs, SRFG will purchase all the Receivables in each Account containing any Receivable that is not an Eligible Receivable. SRFG will purchase those Receivables by directing the servicer to deduct the face amount of each of those Receivables from the aggregate amount of Principal Receivables in the trust. If the exclusion of any of those Receivables from the calculation of the Seller Interest would cause the Seller Interest to be less than zero, on the following distribution date, SRFG will deposit into the Collections Account the amount of the deficiency in the Seller Interest. The trust will treat that deposit as collections on Principal Receivables for the applicable Due Period.

TERMINATION OF THE TRUST

     The trust and the related obligations and responsibilities of SRFG, Sears and the trustee will terminate on the earlier of:

     -July 31, 2015; and

     -the day after the distribution date on which the trust deposits funds into the Series Distribution Accounts sufficient to pay in full the Series Invested Amounts for all outstanding series of certificates plus accrued and unpaid interest on all outstanding series of certificates.

INDEMNIFICATION OF TRUST AND TRUSTEE

                             38

     SRFG will indemnify the trust and the trustee from and against any loss, liability, expense, damage or injury the trust or the trustee suffers or sustains because of any acts, omissions or alleged acts or omissions arising out of the activities of the trust or trustee, except that SRFG will not indemnify:

     -the trustee for liabilities it incurs because of its fraud, negligence, breach of fiduciary duty or misconduct in performing its duties under the Pooling and Servicing Agreement;
     -the trust or the investors in the certificates for liabilities arising from actions that the trustee took at the request of investors in the certificates; or -the trust or the investors in the certificates with respect to any federal, state or local income or franchise taxes, or any related interest or penalties, that the trust or those investors were required to pay.

                             39

                        THE CERTIFICATES

     The trust will issue each series of certificates under the terms of the Pooling and Servicing Agreement and the Series Supplement for that series. We summarize in this section the general terms of the certificates. The Pooling and Servicing Agreement, together with the Series Supplement for a particular series of certificates, will contain all of the terms of that series of certificates. Because this section only summarizes the terms of the certificates, you should review the Pooling and Servicing Agreement and the Series Supplement for a series of certificates before you decide to invest in that series. If you write to the trustee at its principal corporate trust office, the trustee will send to you, without charge, a copy of the Pooling and Servicing Agreement, without exhibits, and the Series Supplement for a particular series, without exhibits.

     This prospectus is a part of a registration statement filed with the Securities and Exchange Commission. The Pooling and Servicing Agreement, a form of Series Supplement, and the Series Supplement for each series of certificates have been or will be filed as exhibits to or incorporated by reference into that registration statement.

GENERAL

     Each series of certificates will consist of one or more classes of certificates. Each certificate will represent an undivided interest in the trust, including the right to a percentage of all collections on the Receivables in the trust.

     SRFG owns a Seller Certificate which represents the interest in the trust not represented by certificates of any series. We refer to this remaining interest as the "Seller Interest." In general, the Seller Interest is based on the size of the interests of the trust's investors and the total amount of the trust's Principal Receivables. For example, if the trust contained $11 billion in Principal Receivables, interests in other pools of receivables and other cash deposits, and the sum of the Series Investor Interests for all series was $10 billion, the Seller Interest would equal $1 billion. The trust will allocate to SRFG, as holder of the Seller Certificate, a floating percentage of all payments on the Receivables by credit account customers, based on the size of the Seller Interest. The Seller Interest will fluctuate in size depending upon:

     -the rates at which the servicer collects and charges off
     Receivables;
     -the rate at which credit account customers generate new
     Receivables;
     -the amount of Receivables SRFG adds to or removes from the trust;
     -the amount of principal the trust pays to investors on any distribution date; and
     -the amount of certificates the trust issues and the timing of those issuances.

     If the Seller Interest becomes less than a required minimum amount, SRFG will be required to designate additional Accounts or participation interests in other pools of credit card receivables, the Receivables of which or interests in which SRFG will transfer to the trust. If SRFG cannot add Receivables in additional Accounts or participation interests to the trust, a

                             40

Rapid Amortization Event will occur. SRFG selected the amount of Receivables so that reasonably anticipated fluctuations in the amount of Principal Receivables would not cause the Seller Interest to decline to a level at which SRFG would be required to add Receivables in additional Accounts or participation interests to the trust. We cannot assure you, however, that the Seller Interest will be sufficiently large to ensure that SRFG will not be required to add Receivables or participation interests to the trust, or to avoid a rapid amortization period.

     During the revolving period of each series, the investor interest of each series will remain constant except in limited circumstances. The total amount of Principal Receivables in the trust, however, will vary each day as credit account customers create new Principal Receivables and pay off others. Sears will not calculate the amount of Principal Receivables daily. During the controlled amortization period or the controlled accumulation period, and the rapid amortization period, if any, of each series, the Series Investor Interest of each series generally will decline as the trust pays principal to or accumulates principal for the investors in those series.

INTEREST PAYMENTS

     Your certificate will accrue interest at the rate specified in, or determined in the manner specified in, the prospectus supplement for your series. The trust will use Finance Charge Collections and certain other funds allocated to your series to pay interest to you on the interest payment dates specified in the prospectus supplement for your series unless that prospectus supplement provides otherwise. The trust will determine how much interest it owes you on each of those dates as described in the prospectus supplement for your series.

PRINCIPAL PAYMENTS

     The prospectus supplement for your series will specify a period during which the trust will not distribute Principal Collections to you. We refer to this period as the revolving period. Unless otherwise specified in the prospectus supplement for your series, your series will have a controlled accumulation period, a controlled amortization period, or both a controlled accumulation period and a controlled amortization period. If your series has a controlled accumulation period but does not have a controlled amortization period, the trust will be scheduled to pay your principal in full on one specified date.
If your series has a controlled amortization period, the trust will pay principal to you in installments beginning on the date specified in the prospectus supplement for your series. If your series has more than one class of certificates, each class may be paid in a different manner and on different dates. If a Rapid Amortization Event occurs for your series, the trust may begin to pay principal to your series earlier than scheduled, and the trust may make its final principal payment to you earlier or later than scheduled.

CLASS PERCENTAGES AND SELLER PERCENTAGE

     Each month Sears, as servicer, will allocate Finance Charge
Collections, Principal Collections and charge-offs among SRFG and each class of each outstanding series. The Series

                             41

Supplement for each series will specify how to calculate a "Class Percentage" for each of these amounts for each class in that series. Thus, for each month, each class will have a Class Percentage for Finance Charge Collections, a Class Percentage for Principal Collections and a Class Percentage for charge-offs. Sears will allocate a share of Finance Charge Collections, Principal Collections and charge-offs to each class by multiplying the amount of those collections or charge-offs by the applicable Class Percentage. Similarly, Sears will allocate a share of each of these items to SRFG by multiplying the amount of those collections or charge-offs by the applicable Seller Percentage. The "Seller Percentage" for collections or charge-offs will equal 100% minus the sum of all the Class Percentages for that type of collections or charge-offs.

     For convenience, in this prospectus, we refer to the Class Percentages for Finance Charge Collections, Principal Collections and charge-offs for each class, and certain other percentages relating to the outstanding series, as if those percentages will not vary. The Class Percentages and other percentages, however, may vary in each case as described in the Glossary of Terms contained in the prospectus supplement for your series.

     Under the Pooling and Servicing Agreement, the trust will treat all collections during any calendar month, up to the amount of Finance Charge Receivables billed at the beginning of the Due Period ending in that month, as "Finance Charge Collections."
The trust will treat all remaining amounts collected on Receivables during that calendar month as "Principal Collections."

INVESTOR LOSSES

     On each distribution date, if the trust cannot reimburse all charge-offs allocated to a particular class, the trust will reduce the Investor Interest for that class by the amount of unreimbursed charge-offs. The Investor Interest may also be increased or decreased for a particular class of a series in accordance with the payment and allocation priorities set out in the prospectus supplement for that series. We refer to the amount of any reduction in the Investor Interest as an "Investor Loss." To the extent you suffer an unreimbursed Investor Loss, you will receive interest on a smaller Invested Amount and, accordingly, less interest than you would otherwise receive, and the aggregate amount of principal you ultimately receive will be less than the face amount of your certificate.

REALLOCATIONS AND SUBORDINATION OF COLLECTIONS

     Reallocations of Collections among Series. The trust may reallocate collections originally available to one series in a group to another series in the same group, if the Series Supplements related to those series specify that the trust may do so. The trust will not, however, reallocate collections originally allocated to one series on any distribution date to another series unless the trust has paid all amounts it owes to the series to which it initially allocated those collections, or unless that series is a subordinated series and the Series Supplement for that series permits the reallocation. SRFG is not obligated to issue additional series that reallocate collections from one series to another.

                             42

     Subordination of Class B Certificates. If a series of certificates has two or more classes, the Class B certificates will be subordinate to the Class A certificates, unless the prospectus supplement for that series specifies otherwise. If the trust does not allocate enough funds to the Class A certificates in any month to make the scheduled Class A principal or interest payment, the trust may use amounts originally allocated to the Class B certificates to pay Class A principal and interest, as specified in the cash flow provisions in the prospectus supplement for that series. If the trust is not able to reimburse holders of the Class B certificates for any reallocations to the Class A certificates, the Class B investor interest will be reduced.

     Subordination of Class C Certificates. If a series of certificates has three classes, the Class C certificates will be subordinate to both the Class A certificates and the Class B certificates, unless the prospectus supplement for that series specifies otherwise. If the trust does not allocate enough funds to the Class A certificates or the Class B certificates in any month to make the scheduled Class A principal or interest payment or the scheduled Class B principal or interest payment, the trust may use amounts originally allocated to the Class C certificates first to pay Class A principal and interest and second to pay Class B principal and interest, in each case as specified in the cash flow provisions in the prospectus supplement for that series. If the trust is not able to reimburse holders of the Class C certificates for any reallocations to the Class A certificates or the Class B certificates, the Class C investor interest will be reduced.

     Subordinate Series. The trust may issue series of certificates that are subordinate in right of payment, in whole or in part, to one or more other series. A series will not be subordinate to any other series unless the prospectus supplement for that series states that it is a subordinate series and describes the terms of the subordination. Unless the prospectus supplement for a series states that no series may be subordinate to that series, the trust may issue in the future another series that is subordinate to that series. SRFG, however, is under no obligation to direct the trust to issue a series that is subordinate to another series.

AGGREGATE AND NET PAYMENTS

     Rather than making several deposits to and withdrawals from a specific account on a distribution date, or several payments to a specific person on that distribution date, the servicer or SRFG may make a single deposit, withdrawal or payment.

     If the servicer aggregates its deposits and withdrawals to a particular account, it will deposit an amount equal to:

     -all payments it and SRFG are required to deposit in that account; minus
     -all amounts to be paid out of that account to Sears and SRFG.

                             43

ADDITIONAL FUNDS

     The servicer may add additional funds to the trust if:

     -the servicer notifies the trustee and the Rating Agencies in writing that it intends to add additional funds to the trust;

     -the servicer specifies in its notice to the trustee and Rating Agencies the method of calculating the amount of funds to be added to the trust as of any distribution date and the source of those funds; and

     -the Rating Agencies confirm in writing that the proposed addition of funds will not cause them to reduce or withdraw their ratings on the certificates of any outstanding series.

The trust will allocate additional funds as directed in the Series Supplement for each series.

     On January 30, 1998, SRFG agreed to add to the trust as additional funds a pro rata share of the recoveries on charged-off accounts received on the entire Sears portfolio. The pro rata share will be based on the ratio of Principal Receivables in the trust to principal receivables in the total Sears portfolio. The amount of additional funds added to the trust under the agreement dated January 30, 1998, will be limited by the amount of recoveries that SRFG receives on the portfolio of charged-off receivables owned by SRFG. SRFG may elect in the future to add more cash to the trust as additional funds.

INVESTMENT OF FUNDS IN INVESTOR ACCOUNTS

     Sears as servicer will direct the trustee to invest all amounts in accounts established by trustee for the benefit of the investors. These amounts will be invested in one of the types of highly-rated short-term investments that we refer to as "Permitted Investments."

     Although the Permitted Investments are short-term, highly rated investments, we cannot assure you that the trust will receive on time, or recover in full, the principal amount of any Permitted
Investment.  The funds the trustee invests in Permitted
Investments must be available for the trust to use on or before the distribution date after the month in which the trust received the funds, unless the Rating Agencies advise that they will not reduce or withdraw their ratings on any class of any outstanding series if those funds are not available at that time. The trust will distribute income from the Permitted Investments to each outstanding series according to the Series Supplement for that series.

                             44

FINAL PAYMENT OF PRINCIPAL; TERMINATION OF SERIES

     The trust will not make any payments of interest or principal to a series after the date specified as the "Series
Termination Date" in the prospectus supplement for that series.
Each series will terminate on the earlier of:

     -the Series Termination Date for that series; or -the day after the distribution date on which the trust makes the final payment of principal for that series.

     The trust will make the final payment of principal of and interest on a certificate only when the investor or DTC presents and surrenders the certificate at the office or agency specified in the notice from the trustee regarding the final distribution. The trustee will notify investors no later than the tenth day of the month in which the trust will make the final distribution on their certificates.

     If the Series Investor Interest for a series is greater than zero after the distribution date in the month before its Series
Termination Date, after giving effect to all transfers, withdrawals and deposits to occur on that distribution date, the trust will sell Receivables or interests in the Receivables for an amount equal to the remaining Series Investor Interest for that series plus interest on the certificates for that series that will be accrued but unpaid on the next distribution date.

                             45

However, the trust may not sell more than that series' pro rata share of the Receivables in the trust. That pro rata share will equal:

     -the aggregate amount of Receivables in the trust;
     multiplied by
     -the Investor Interest for the series on the distribution date in the month before its Series Termination Date;
     divided by
     -the aggregate Investor Interest for all series on the distribution date in the month before the Series Termination
     Date for that series.

The trust will not sell Receivables that are materially different from the Receivables remaining in the trust. The trustee will deposit the proceeds from this sale into the distribution account for the applicable series. The trust will use those proceeds to pay the remaining principal and interest to investors in that series, to the extent funds are available. This will be the trust's final payment to investors in that series.

     If the prospectus supplement for a series permits, under certain circumstances SRFG may terminate the series by repurchasing and canceling the certificates of that series.
Generally, SRFG may purchase the remaining Series Investor Interest for a series, subject to any conditions or limitations described in the prospectus supplement for that series, if:

     -the Series Investor Interest for that series; minus
     -the Series Investor Interest for any class of that series that SRFG owns; minus
     -the pro rata share for each class in that series, except any class that SRFG owns, of funds on deposit in the Excess
     Funding Account (General) and the Excess Funding Account
     (SRC)

is less than or equal to the amount set forth in the prospectus supplement. This remaining Series Investor Interest will be determined after the trust makes payments on any distribution date during the controlled amortization period, the controlled accumulation period or the rapid amortization period for that series. The amount set forth in the prospectus supplement for each series will represent a specified percentage of the initial investor interest of that series. If SRFG elects to purchase the remaining Series Investor Interest for that series, it will deposit into that series' distribution account on the next distribution date an amount equal to:

     -the Series Investor Interest for that series at the end of the prior calendar month; plus
     -all accrued but unpaid interest as of that distribution date.

SRFG may not repurchase and cancel any class of certificates that it owns until it repurchases and cancels all classes of certificates in that series that are senior to SRFG's certificates. The investors in a series will have no further rights in connection with their certificates after SRFG repurchases and cancels the certificates and deposits the purchase price into the appropriate account. If SRFG for any reason fails to deposit the purchase price for the repurchased certificates, the trust will continue to make payments on those certificates.

                             46

DESCRIPTION OF CREDIT ENHANCEMENT

     SRFG may provide credit enhancement to a series or class of certificates in the following ways:

     -by including subordination provisions that require the trust to pay principal or interest to investors in a certain series or class of certificates before the trust pays principal or interest to investors in other series or classes;
     -by creating and funding reserve accounts; or -by arranging for an outside party to provide credit enhancement in the form of a cash collateral account, a letter of credit, a surety bond, an insurance policy or any other form described in the prospectus supplement for a series.

     The prospectus supplement for your series will describe any credit enhancement SRFG will provide to your series. The description will include information about:

     -the amount payable under the credit enhancement;
     -any conditions to that payment;
     -the circumstance under which the credit enhancement is available;
     -the class or classes of your series that will benefit directly from the credit enhancement; and -the conditions under which the amount payable under the credit enhancement may be terminated, reduced or replaced.

ESTABLISHING AND ISSUING NEW SERIES

     SRFG may direct the trustee to issue from time to time new series of certificates. SRFG, the servicer, the trustee and the trust will not obtain the consent of, or allow prior review by, any investors in any outstanding series before the trustee issues a new series. The trustee may issue a new series only if:

     -at least two business days before the trustee will issue the new series, SRFG notifies the trustee in writing of the following:
          -the name of the new series;
          -the dates on which the trust will be scheduled to pay principal and interest on the new series;
          -the date from which interest on the new series will accrue;
          -the initial Series Investor Interest of investors in the new series;
          -the interest rates, or method of calculating the interest rates, for each class of certificates in the new series;
          -the Series Termination Date for the new series; and -any other material terms of the new series;

                             47

     -SRFG delivers to the trustee a Series Supplement, executed by SRFG, the servicer and the trustee, setting forth the terms of the new series either expressly or by reference to other documentation previously delivered to the trustee;

     -the Rating Agencies confirm in writing that issuance of the new series will not cause them to reduce or withdraw their ratings on the certificates of any outstanding series;

     -SRFG delivers to the trustee and the Rating Agencies an opinion of tax counsel that issuance of the new series will not affect the treatment of certain certificates as debt and the treatment of the trust not as an entity subject to tax;

     -SRFG delivers to the trustee an officer's certificate confirming that the Pooling and Servicing Agreement will not require SRFG to add additional Accounts to the trust as a result of the trustee issuing the new series; and

     -SRFG satisfies any additional conditions for issuing a new series that are set forth in any Series Supplement.

If these conditions are satisfied, the trustee will issue certificates for the new series for SRFG to execute. SRFG will execute the new certificates and redeliver them to the trustee for the trustee to authenticate.

     SRFG may offer to sell the certificates of any new series under a prospectus or other disclosure document in transactions either registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or exempt from registration under that act. Except as otherwise provided in the Series Supplement for a new series, the Seller Interest will decrease by the amount of the initial Series Investor Interest of the investors in the new series. SRFG intends to offer to sell certificates from new series from time to time. SRFG, however, is not required to issue any new series.

REALLOCATION OF SERIES AMONG GROUPS

     SRFG may elect, at any time, by written notice to the trustee and to Sears, to move any series from one group to another group if:

     -both groups have the same distribution date;

     -the servicer certifies to the trustee that the servicer reasonably believes that moving the series will not:
          -delay the payment of principal for any outstanding series; or
          -cause a Rapid Amortization Event for any outstanding series; and

                            48

     -the Rating Agencies advise SRFG, the trustee and Sears that moving the series will not cause them to reduce or withdraw their ratings on the certificates of any outstanding series.

SRFG may move a series to a new group even if that series will be the only series in the new group.

MEETINGS

     Unless otherwise specified in the prospectus supplement for a series, the Pooling and Servicing Agreement and any Series
Supplement will not provide for any annual or other meetings of investors.

                             49

BOOK-ENTRY REGISTRATION

     The information in this section concerning The Depository Trust Company, Cedelbank, and Euroclear and their book-entry systems and procedures will apply to each series of certificates unless otherwise specified in the prospectus supplement for a series. SRFG and the trust have obtained this information from sources they believe to be reliable, but SRFG and the trust take no responsibility for the accuracy of the information in this section.

     You may hold your certificates in the United States through DTC or in Europe through Cedelbank or Euroclear. The certificates will be registered in the name of the nominee of DTC. Cedelbank and Euroclear will hold omnibus positions on behalf of their respective participants, organizations or customers, through customers' securities accounts in Cedelbank's or Euroclear's name on the books of their respective depositaries. These depositaries will in turn hold those positions in customers' securities accounts in the depositaries' names on the books of DTC. DTC has informed SRFG that DTC's nominee will be Cede & Co. Accordingly, SRFG expects Cede & Co. to be the holder of record of the certificates whether you hold your certificates through DTC, Cedelbank or Euroclear. You may purchase the certificates in book-entry form in minimum denominations of $1,000 and integral multiples of $1,000. Unless and until the trust issues definitive certificates as described below in "-Definitive Certificates":

     -you will not be entitled to receive a physical certificate representing your interest in the trust;

     -all references in this prospectus to actions by investors in the certificates will refer to actions taken by DTC upon instructions from its participating organizations; and

     -all references in this prospectus to distributions and notices to investors in the certificates will refer to distributions and notices to DTC or Cede & Co., as the registered holder of the certificates, for distribution to you in accordance with DTC procedures.

     The Depository Trust Company.  DTC is:

     -a limited-purpose trust company organized under the New
     York Banking Law;

     -a "banking organization" under the New York Banking Law;

     -a member of the Federal Reserve System;

     -a "clearing corporation" under the New York Uniform
     Commercial Code; and

     -a "clearing agency" registered under the provisions of
     Section 17A of the Securities Exchange Act of 1934.



                             50



     DTC holds securities that its Direct Participants deposit with DTC. DTC also facilitates the settlement among Direct Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Direct Participants' accounts, thereby eliminating the need for physical movement of securities certificates. "Direct Participants" of DTC include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. "Indirect Participants," such as securities brokers and dealers, banks and trust companies, can also access the DTC system if they maintain a custodial relationship with a Direct Participant. If you are not a Direct Participant or an Indirect Participant and you wish to purchase, sell or otherwise transfer ownership of, or other interests in, certificates, you must do so through a Direct Participant or an Indirect Participant. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. The Securities and Exchange Commission has on file a set of the rules applicable to DTC and its Direct Participants.

     Cedelbank. Cedelbank was incorporated as a limited company under Luxembourg law. Cedel International, societe anonyme, owns Cedelbank. Cedel International's shareholders are banks, securities dealers and financial institutions. Cedel International currently has approximately 100 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than twenty percent of Cedel International's stock.

     Cedelbank holds securities for its customers and facilitates the clearance and settlement of securities transactions between Cedelbank customers through electronic book-entry changes in accounts of Cedelbank customers, thus eliminating the need for physical movement of certificates. Cedelbank provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing.
Cedelbank interfaces with domestic markets in over 30 countries. Cedelbank has established an electronic bridge with Morgan Guaranty Trust Company of New York, the operator of the Euroclear System, to facilitate settlement of trades between Cedelbank and Euroclear. Cedelbank currently accepts over 110,000 securities issues on its books.

     As a registered bank in Luxembourg, Cedelbank is subject to regulation by the Luxembourg Commission for the Supervision of the Financial Sector. Cedelbank customers are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Currently, Cedelbank has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada and the United States. In the United States, Cedelbank customers are limited to securities brokers and dealers. Cedelbank customers may include the underwriters of your series of certificates. Other institutions that maintain a custodial relationship with a Cedelbank customer may obtain indirect access to Cedelbank. Cedelbank is an Indirect Participant in DTC.

     The Euroclear System. The Euroclear System was created in 1968 to hold securities for participants of the Euroclear System and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thus eliminating the need for physical movement of certificates and risk from lack of simultaneous



                                  51



transfers of securities and cash. Transactions may now be settled in any of 34 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described below. The Euroclear System is operated by Morgan Guaranty Trust Company of New York through its Brussels, Belgium office (the "Euroclear Operator"), under contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation (the "Cooperative"). The Euroclear Operator conducts all operations, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear System on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the underwriters of your series of certificates. Indirect access to the Euroclear System is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly. Euroclear is an Indirect Participant in DTC.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve
System. The Board of Governors of the Federal Reserve System, the
New York State Banking Department and the Belgian Banking
Commission regulate and examine the Euroclear Operator.

     The Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law, which we refer to as the "Terms and Conditions," govern securities clearance accounts and cash accounts with the Euroclear Operator. Specifically, the Terms and Conditions govern:

     -transfers of securities and cash within the Euroclear
     System;

     -withdrawal of securities and cash from the Euroclear
     System; and

     -receipts of payments with respect to securities in the Euroclear System.

All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding securities through Euroclear participants.

     Book-Entry Format. Under the book-entry format, the trustee will pay interest or principal to Cede & Co., as nominee of DTC. DTC will forward the payment to the Direct Participants, who will then forward the payment to the Indirect Participants (including Cedelbank or Euroclear) or to you as the beneficial owner. You may experience some delay in receiving your payments under this system.

     DTC is required to make book-entry transfers on behalf of its Direct Participants and is required to receive and transmit payments of principal, premium, if any, and interest on the certificates. Any Direct Participant or Indirect Participant with which you have an account is similarly required to make book-entry transfers and to receive and transmit payments with respect to the certificates on your behalf.

                             52

     The trustee will not recognize you as an "Investor Certificateholder" under the Pooling and Servicing Agreement or any applicable Series Supplement, and you can only exercise the rights of an Investor Certificateholder indirectly through DTC and its Direct Participants. DTC has advised the trust that it will only take action regarding a certificate if one or more of the Direct Participants to whom the certificate is credited direct DTC to take such action. DTC can only act on behalf of its Direct Participants. Your ability to pledge certificates to non-Direct Participants, and to take other actions, may be limited because you will not possess a physical certificate that represents your certificates. Cedelbank or Euroclear will credit payments to the cash accounts of Cedelbank customers or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by its depositary. These payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Cedelbank or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by an Investor Certificateholder on behalf of a Cedelbank customer or Euroclear participant only in accordance with its relevant rules and procedures and subject to its depositary's ability to effect those actions on its behalf through DTC.

     DTC, Cedelbank and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants or customers of DTC, Cedelbank and Euroclear.
However, they are under no obligation to perform or continue to perform those procedures, and they may discontinue those procedures at any time.

     Transfers within and among Book-Entry Systems. Transfers between DTC's Direct Participants will occur in accordance with DTC rules. Transfers between Cedelbank customers and Euroclear participants will occur in accordance with their applicable rules and operating procedures.

     DTC will effect cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedelbank customers or Euroclear participants, on the other hand, in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary. However, cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, instruct its depositary to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Cedelbank customers and Euroclear participants may not deliver instructions directly to the depositaries.

     Because of time-zone differences, credits of securities in Cedelbank or Euroclear resulting from a transaction with a DTC
Direct Participant will be made during the subsequent



                                  53



securities settlement processing, dated the business day following the DTC settlement date. Those credits or any transactions in those securities settled during that processing will be reported to the relevant Cedelbank customer or Euroclear participant on that business day. Cash received in Cedelbank or Euroclear as a result of sales of securities by or through a Cedelbank customer or a Euroclear participant to a DTC Direct Participant will be received with value on the DTC settlement date but will be available in the relevant Cedelbank or Euroclear cash account only as of the business day following settlement in DTC.

     Same-Day Settlement and Payment. Underwriters will settle the certificates in immediately available funds. The trust will make principal and interest payments on the certificates in immediately available funds or the equivalent. Secondary market trading between DTC Direct Participants will occur in accordance with DTC rules and will be settled in immediately available funds using DTC's Same-Day Funds Settlement System. Secondary market trading between Cedelbank customers and Euroclear participants will occur in accordance with the applicable rules and operating procedures of Cedelbank and Euroclear and will be settled using the procedures applicable to conventional eurobonds in immediately available funds.

DEFINITIVE CERTIFICATES

     The trust will issue definitive certificates in fully certificated registered form to you or your nominees, rather than to DTC or its nominees only if:

     -SRFG advises the trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depositary for the certificates;
     -SRFG elects to terminate the book-entry system through DTC;
     or
     -after a Servicer Termination Event occurs for any series, investors representing 51% of the Series Invested Amount of that series advise DTC in writing through DTC participants that the continuation of a book-entry system through DTC (or its successor) is no longer in the best interest of the investors.

If any of these event occurs, the trustee must notify all investors that definitive certificates in fully certificated registered form are available through DTC. DTC will then surrender the global certificate representing the certificates along with instructions for re-registration. The trustee will reissue the certificates in fully certificated registered form and the trustee will recognize the registered holders of those definitive certificates as "Investor Certificateholders" under the Pooling and Servicing Agreement.

     The trustee will pay principal and interest on the certificates directly to the holders of definitive certificates in accordance with the procedures set forth in this prospectus and the Pooling and Servicing Agreement. The trustee will pay principal and interest on each distribution date to each person in whose name a definitive certificate was registered at the close of business on the last day of the prior month by mailing a check to the address for that person that appears on the trustee's register. The trustee will make the final payment on a certificate,

                             54

whether a definitive certificate or a certificate registered in the name of Cede & Co., only when that certificate is presented and surrendered at the office or agency specified in the trustee's notice of the final distribution. The trustee must provide the notice of final distribution to each registered holder no later than the tenth day of the month in which the trustee will make the payment.

     Holders of definitive certificates may transfer and exchange them at the trustee's offices, or at any other office that SRFG designates. The trustee, or any other transfer agent, will not impose a service charge for registering any transfer or exchange, but may require payment to cover any tax or other governmental charge imposed in connection with the registration of the transfer or exchange.

LIST OF CERTIFICATEHOLDERS

     If the trust issues definitive certificates for a series, and three or more registered holders of certificates whose Invested Amounts represent at least 5% of the Series Invested Amount for that series so request in writing, the trustee must provide those holders access during business hours to the current list of holders so that they may communicate with other holders about their rights under the Pooling and Servicing Agreement. The requesting holders, however, must indemnify the trustee for all costs and expenses related to their request.

EXCHANGE OF CERTIFICATES FOR SELLER INTEREST

     On any distribution date, after the trust has made all required payments and allocations, SRFG may cancel any certificates that SRFG owns by notifying the trustee as to which of SRFG's certificates it wishes to cancel. SRFG, however, may not cancel any of its certificates that are subordinate to another class of certificates unless the Rating Agencies have notified SRFG that the cancellation of those certificates will not cause them to reduce or withdraw their ratings on any class of certificates in any outstanding series. When SRFG cancels certificates in a series:

     -the Series Investor Interest for that series will decrease;
     -the aggregate interest in the assets of the trust represented by certificates will decrease because the principal amount of outstanding certificates decreased; and -the Seller Interest will increase because the interest in the trust not represented by certificates increased.

When SRFG cancels its certificates, it exchanges those certificates for a larger Seller Interest. Your interest in the trust's assets represented by your certificate will not decrease when SRFG cancels any of its certificates.

SALE OF SELLER INTEREST

                             55

     The trust has issued the Seller Certificate to SRFG. SRFG may not transfer, assign, sell or pledge or grant a security interest in any portion of the Seller Interest represented by the Seller Certificate, except that SRFG may transfer a portion of the Seller Interest if:

     -the terms of the transfer are substantially similar to the Pooling and Servicing Agreement;

     -the agreements and other documentation relating to the transfer:
          -are consistent with, and subject to, the terms of the Pooling and Servicing Agreement and the Series Supplements;
          -do not require the servicer, SRFG or the trustee to perform any action that is prohibited by the Pooling and Servicing Agreement or any Series Supplement; and -do not prohibit the servicer, SRFG or the trustee from performing any action that is required by the Pooling and Servicing Agreement or any Series Supplement or that is necessary to protect the interests of the investors in the certificates; and

     -the Rating Agencies advise SRFG that the transfer would not cause them to reduce or withdraw their ratings on any class of certificates of any outstanding series. This advice from the Rating Agencies is not required if SRFG is transferring the Seller Interest to comply with regulatory requirements.

AMENDMENTS

     Sears, SRFG and the trustee may amend the Pooling and Servicing Agreement or any Series Supplement, without the consent of any investor in the certificates, for the following purposes:

     -to add to the covenants and agreements of the Pooling and Servicing Agreement or any Series Supplement for the benefit of investors in the certificates;

     -to surrender any right or power granted to Sears or SRFG in the Pooling and Servicing Agreement or any Series
     Supplement;

     -to add provisions to or change or remove any provision of the Pooling and Servicing Agreement or any Series
     Supplement, if the addition, change or removal will not adversely affect in any material respect the investors in any class of any outstanding series;

     -to cure any ambiguity or to correct or supplement any inconsistent provision of the Pooling and Servicing
     Agreement or any Series Supplement;

                             56

     -to change the procedures for issuing a single temporary or permanent global certificate representing the certificates of any series or class; or

     -to add any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement or any Series Supplement which are not inconsistent with those agreements, if those provisions will not adversely affect in any material respect the investors in any class of any outstanding series.

Sears, SRFG and the trustee may also amend the Pooling and Servicing Agreement or any Series Supplement, without the consent of any investor in the certificates, for the following purposes, but only if the Rating Agencies confirm in writing that the amendment will not cause them to reduce or withdraw their ratings on any class of certificates of any outstanding series:

     -to accommodate the addition to the trust of participation interests in other pools of credit card receivables;
     -to change the credit enhancement for any class or series of certificates;
     -to accommodate the issuance of additional certificates in an outstanding series; and
     -to accommodate the issuance of variable funding certificates.

     In addition, Sears, SRFG and the trustee may amend the Pooling and Servicing Agreement or any Series Supplement if:

     -investors holding certificates that represent 66-2/3% of the Class Invested Amount of any class that is adversely affected by the proposed amendment consent to the proposed amendment;
     and

     -the Rating Agencies confirm in writing that the amendment will not cause them to reduce or withdraw their ratings on any class of certificates of any outstanding series.

That proposed amendment, however, may not:

     -increase or reduce the amount, or delay or accelerate the timing, of distributions the trust is required to make for any class of certificates unless all investors in that class of certificates consent to the change; or

     -reduce the percentage of the Class Invested Amount of any class required to consent to the proposed amendment unless all investors in each affected class consent to the reduction.

Promptly after Sears, SRFG and the trustee execute any amendment that required the consent of investors, the trustee will provide written notice of the substance of the amendment to each holder of an interest in a certificate.

                             57



         SERVICER DUTIES, COMPENSATION AND OTHER MATTERS

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The trust will pay a monthly servicing fee to Sears on behalf of each series as compensation for Sears servicing activities and reimbursement for its expenses. The Series Supplement for each series will specify the amount of the monthly servicing fee. Under certain circumstances, to the extent permitted in the Series Supplement for a series, Sears may be entitled to additional servicing compensation from that series. The trust generally will use collections of Finance Charge Receivables allocated to a series to pay the monthly servicing fee for that series, although the trust may use additional funds to pay a portion of the monthly servicing fee if the Series Supplement for that series permits.

     The servicer will use its servicing compensation to pay certain expenses it incurs in connection with servicing the Receivables, including:

     -the fees of and other payments to the trustee and independent public accountants; and
     -other fees that the Pooling and Servicing Agreement or the related Series Supplement do not require the trust or the investors to pay.

The servicer is not required to use its servicing compensation to pay the trust's federal, state and local income and franchise taxes, if any.

RESIGNATION OR MERGER OF SERVICER; DELEGATION OF DUTIES

     Sears may not resign from its obligations and duties as servicer under the Pooling and Servicing Agreement, unless it determines that those duties are no longer permissible under applicable law. If Sears does resign under those circumstances, its resignation will not be effective until the trustee or a successor to Sears has assumed the responsibilities and obligations of the servicer under the Pooling and Servicing Agreement.

     Although the servicer may delegate any of its duties under the Pooling and Servicing Agreement or any Series Supplement, the delegation of any duties will not relieve the servicer of its liabilities and responsibilities with respect to those duties. The servicer's delegation of duties will not constitute a resignation of the servicer.

     Any individual, partnership, corporation, joint stock company, business trust or other similar association:

     -into which Sears merges or consolidates in accordance with the Pooling and Servicing Agreement;
     -resulting from any merger or consolidation to which Sears is a party; or

                             58

     -succeeding to the business of Sears.

will be the successor to Sears as servicer upon the execution of a supplement to the Pooling and Servicing Agreement.

SERVICER TERMINATION EVENTS

     A  "Servicer Termination Event" will occur if:

     -the servicer fails to make any payment, transfer or deposit on or before the date required under the Pooling and Servicing Agreement or the applicable Series Supplement and fails to make that payment, transfer or deposit within five business days after that date;

     -the servicer fails to observe or perform duly any other covenant or material agreement of the servicer in the Pooling and Servicing Agreement or any Series Supplement and the servicer does not remedy the problem within 60 days after notice is given to:

          -the servicer, by the trustee; or

          -the servicer and the trustee, by investors holding at least 25% of the Class Invested Amount of any class of certificates materially affected by the servicer's failure to observe the covenant or material agreement;

     -any representation, warranty or certification made by the servicer in the Pooling and Servicing Agreement or any Series Supplement proves to have been incorrect when made, which has a material adverse effect on the investors in any class of any series, and which continues to be materially incorrect for 60 days after notice is given to:

          -the servicer, by the trustee; or

          -the servicer and the trustee, by investors holding at least 25% of the ClassInvested Amount of any class of certificates materially adversely affected by the incorrect representation, warranty or certification;

     -certain events of bankruptcy, insolvency or receivership of the servicer occur; or

     -any other event that a Series Supplement specifies is a Servicer Termination Event occurs.

If a Servicer Termination Event occurs, either the trustee or investors holding at least 51% of the Aggregate Invested Amount of certificates may terminate all of the rights and obligations of the servicer under the Pooling and Servicing Agreement after notice is given to:

                             59

     -the servicer, by the trustee; or
     -the servicer and the trustee, by the investors.

The trustee will as promptly as possible appoint a successor servicer. If the trustee has not appointed a successor servicer, or the successor servicer has not accepted its appointment, by the time Sears ceases to act as servicer, all authority, power and obligations of the servicer under the Pooling and Servicing Agreement will pass to and be vested in the trustee.

     If the Servicer Termination Event consists of the filing of a bankruptcy petition by or against the servicer, and the servicer is subject to the Bankruptcy Code, the bankruptcy court may prevent the trustee or investors from terminating the servicer's rights and obligations and appointing a successor servicer. Similarly, if the Servicer Termination Event consists of the appointment of a conservator or receivership of the servicer or the insolvency of the servicer, and the servicer is an FDIC insured depository institution, the FDIC may have the power to prevent the trustee or investors from terminating the servicer's rights and obligations and appointing a successor servicer.

FINANCIAL REPORTS

     For each distribution date, the trustee will execute a statement based on information provided by Sears as servicer setting forth:

     -the total amount the trust paid to investors;
     -the amount of principal the trust paid to, or accumulated for, investors on that distribution date;
     -the amount of interest the trust paid to investors on that distribution date;
     -the total amount of collections of Principal Receivables Sears processed during the prior month and the amount the trust allocated to the certificates and to the Seller Certificate;
     -the total amount of collections of Finance Charge Receivables that Sears processed during the prior month and the amount the trust allocated to the certificates and to the Seller Certificate;
     -the aggregate amount of Principal Receivables and the amount of the Series Investor Interest for each series of certificates on that distribution date after the trust made all required payments on that distribution date;
     -the charge-offs for that distribution date and the cumulative amount of charge-offs;
     -the amount of Investor Losses for that distribution date, the aggregate amount of Investor Losses and the amount of Investor Losses that the trust reimbursed;
     -the amount of the investor servicing fee for the related
     Due Period; and
     -any other customary information that the trustee, Sears or SRFG deems necessary.

                             60

In addition, on or before January 31 of each calendar year, the paying agent for the trust, currently the corporate trust office of the trustee, will prepare a statement from information provided by Sears setting forth:

     -the total amount the trust paid to investors during the prior calendar year;
     -the amount of principal the trust paid to, or accumulated for, investors on each distribution date during the prior calendar year;
     -the amount of interest the trust paid to investors on each distribution date during the prior calendar year; and -any other customary information that the trustee, Sears or SRFG deems necessary or desirable for the investors to prepare their tax returns.

EVIDENCE AS TO COMPLIANCE

     On or about April 15 of each calendar year, Sears as servicer will cause a firm of nationally recognized independent public accountants to furnish a report to the trustee covering the prior annual period stating that:

     -that the accountants have performed certain agreed-upon procedures on certain documents and records relating to the servicing of the Accounts;
     -that the accountants compared the information contained in the monthly certificates the servicer delivered during the period covered by the report with those documents and records; and
     -on the basis of those procedures, the extent to which matters, if any, came to the attention of the accountants that caused them to believe that the servicer's servicing of the Accounts did not comply with the Pooling and Servicing Agreement or any Series Supplement.

In addition, each report will set forth the procedures the accountants performed to compare the mathematical calculations of the amounts contained in the servicer's monthly certificates with the servicer's computer reports, and the conclusions reached. If the accountants conclude that the servicer did not comply with the Pooling and Servicing Agreement or any Series Supplement, or if the amounts in the reports are not in agreement, the accountants will set out their exceptions in the report unless they believe them to be immaterial. The procedures to be followed by the accountants will not constitute an audit conducted in accordance with generally accepted auditing standards.

     Sears as servicer is required to deliver to the trustee, on or about April 15 of each calendar year, an annual statement signed by an officer of Sears stating that:

     -the officer, in the course of that officer's duties as an officer of Sears, would normally obtain knowledge of any Servicer Termination Event;

                             61

     -whether or not that officer has obtained knowledge of any Servicer Termination Event; and
     -if the officer has knowledge of a Servicer Termination
     Event, the nature of the Servicer Termination Event.

                         USE OF PROCEEDS

     SRFG conveyed the Receivables to the trust on July 31, 1994, at the same time that it sold the Series 1994-1 certificates and received the net proceeds from the sale of those certificates. SRFG paid those proceeds to Sears in consideration for Sears sale of a part of the Receivables to SRFG. SRFG has used and will use proceeds from the sale of certificates:

     -to purchase additional Receivables from Sears;
     -to loan or return funds to Sears; or
     -for general corporate purposes.

Unless the prospectus supplement for a series specifies otherwise, Sears will add proceeds it receives from SRFG to its general funds and initially use the proceeds to reduce its short-term borrowings.

                             62


                 FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     This summary of the material federal income tax consequences to investors in certificates of any series is based on the opinion of Latham & Watkins, special tax counsel to Sears and SRFG. This summary is based on the Internal Revenue Code of 1986, as amended, Treasury Regulations and judicial and administrative rulings and decisions as of the date of this prospectus. We cannot assure you that the IRS will agree with the conclusions in this summary, and we have not sought and will not seek a ruling from the IRS on the expected federal tax consequences described in this summary. Subsequent legislative, judicial or administrative changes--which may or may not be applied retroactively--could change these tax consequences.

     Although we provide certain limited discussions of particular topics, in general we have not considered your particular tax consequences in this summary if you are subject to special treatment under the federal income tax laws, such as:

     -a life insurance company;

     -a tax-exempt organization;

     -a financial institution;

     -a broker-dealer;

     -an investor that has a functional currency other than the United States dollar; or

     -an investor that holds certificates as part of a hedge, straddle or conversion transaction.

We also do not deal with all aspects of federal income taxation that may affect you in light of your individual circumstances. WE RECOMMEND THAT YOU CONSULT YOUR OWN TAX ADVISORS ABOUT THE FEDERAL, STATE, LOCAL, FOREIGN AND ANY OTHER TAX CONSEQUENCES TO YOU OF PURCHASING, OWNING AND DISPOSING OF CERTIFICATES.

     This summary assumes that your certificate:

     -is issued in registered form;



                                  63



     -has all payments denominated in United States dollars and not determined by reference to the value of any other currency;

     -has a term that exceeds one year;

     -has an interest formula that meets the requirements for "qualified stated interest" under Treasury Regulations relating to OID unless Section 1272(a)(6) of the Code applies to the certificate; and

     -does not have any OID arising from any excess of its Stated Redemption Price at Maturity -- generally, the principal amount of the certificate -- over its Issue Price, or has only a de minimis amount of OID. OID is de minimis if it is less than 1/4% of the certificate's principal amount multiplied by the number of years, computed on a weighted-average basis taking into account when each principal payment is due, until the certificate's maturity date.

If these conditions are not satisfied, we will describe additional tax considerations in the prospectus supplement for your series. This summary assumes that you hold your certificate as a capital asset--generally, property held for investment-- within the meaning of Section 1221 of the Code. This summary does not apply to any certificates of a series that are retained by SRFG.

TAX TREATMENT OF THE CERTIFICATES AS DEBT

     Sears and SRFG will treat the certificates of each series as debt for federal, state and local income and franchise tax purposes. By accepting a certificate, you also will commit to treat your certificates as debt for federal, state and local income and franchise tax purposes. However, the Pooling and Servicing Agreement and each Series Supplement generally refer to the transfer of Receivables as a "sale," and SRFG has informed its tax counsel that:

     -SRFG's accountants use different criteria to determine the nontax accounting treatment of the transaction; and

     -for regulatory and financial accounting purposes, SRFG will treat the transfer of the Receivables under the Pooling and Servicing Agreement and each Series Supplement as a transfer of an ownership interest in the Receivables and not as the creation of a debt obligation.

     In general, whether for federal income tax purposes a transaction constitutes a purchase or a loan secured by the transferred property is a question of fact. This question is generally resolved based on the economic substance of the transaction, rather than its form. In the case of the certificates of a series, the issue is whether the investors have loaned money or have purchased Receivables through ownership of the certificates. In some cases, courts have held that a taxpayer is bound by the form of the transaction even if the substance does not comport with its form. Although the matter is not free from doubt, Sears and SRFG's tax counsel believes that the rationale of those cases will not apply to this transaction, based, in part, upon:



                                  64



     -Sears and SRFG's expressed intent to treat the certificates of each series for federal, state and local income and franchise tax purposes as debt secured by the Receivables and other assets held in the trust, and

     -each investor's commitment, by accepting a certificate of a series, similarly to treat the certificate for federal, state and local income and franchise tax purposes as debt.

     Although the IRS and the courts have established several factors to be considered in determining whether, for federal income tax purposes, a transaction in substance constitutes a sale or a loan secured by the transferred property, including the form of the transaction, it is the opinion of tax counsel to Sears and SRFG that the primary factor in this case is whether the investors, through ownership of the certificates, have assumed the benefits and burdens of ownership of the Receivables. Unless the prospectus supplement for a series specifies otherwise, tax counsel to Sears and SRFG has concluded for federal income tax purposes that, although the matter is not free from doubt, the benefits and burdens of ownership of the Receivables have not been transferred to the investors through ownership of the certificates.

     Unless the prospectus supplement for a series specifies otherwise, for the reasons described above, tax counsel to Sears and SRFG will advise Sears and SRFG that, in their opinion, under applicable law, the certificates of a series will be treated as debt for federal income tax purposes and the IRS will continue to not treat the trust as an entity subject to federal income tax, although the matter is not free from doubt as the IRS or the courts may not agree. See "-Possible Characterization of the Certificates" for a discussion of your federal income tax consequences if your certificates are not treated as debt for federal income tax purposes. Except for that discussion, the following discussion assumes that your certificates will be treated as debt for federal income tax purposes.

UNITED STATES INVESTORS

     The rules set forth below apply to you only if you are a "United States Holder." A "United States Holder" is a "United
States Person" who is a beneficial owner of a certificate.  A
"United States Person" generally is:

     -a citizen or resident of the United States;

     -a corporation or partnership, including an entity treated as a corporation or partnership for federal income tax purposes, created or organized in the United States or under the laws of the United States or of any state;

     -an estate the income of which is subject to United States federal income taxation regardless of the source of that income; or

     -a trust if a court within the United States is able to exercise primary supervision over the trust's administration, and one or more United States Persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding clause, to



                                  65



     the extent provided in Treasury Regulations, certain trusts in existence on August 20, 1996 and treated as United States Persons under the Code and Treasury Regulations prior to such date, that elect to continue to be treated as United States Persons, will also be considered United States Persons.

     Interest on Certificates.  Subject to the discussion below:

     -If you use the cash method of accounting for tax purposes, you generally will be taxed on the interest on your certificate at the time it is paid to you.

     -If you use the accrual method of accounting for tax purposes, you generally will be taxed on the interest on your certificate at the time it accrues.

     -The interest on your certificate will be treated as ordinary income and will generally constitute "investment income" for purposes of certain limitations of the Code concerning the deductibility of investment interest expense.

     Original Issue Discount. The certificates of a series will be issued with OID to the extent that a certificate's Stated Redemption Price at Maturity -- generally, the certificate's principal amount -- exceeds its Issue Price. The Issue Price of a certificate will be the first price at which a substantial amount of the certificates are sold for money, excluding sales to bond houses or brokers acting in the capacity of underwriters, placement agents or wholesalers.


     If you purchase a certificate upon its original issue for the Issue Price, and the amount of OID is less than 1/4% of your certificate's principal amount multiplied by the number of years, computed on a weighted-average basis taking into account when each principal payment is due, until the certificate's maturity date, then the amount of OID ("the de minimis OID") will be includible in your gross income as principal payments are made on your certificate and will be treated as gain on disposition of a certificate, subject to tax in accordance with the rules described below in "--Dispositions of Certificates." The portion of the de minimis OID that will be includible in your gross income with respect to each principal payment is equal to a fraction, the numerator of which is the amount of the principal payment and the denominator of which is the principal amount of your certificate.

     If your certificates are issued with OID that equals or exceeds the de minimis amount, you generally will be required to include OID in income for each accrual period before you receive the cash representing the OID. You will be required to recognize as ordinary income the amount of OID on your certificates as the discount accrues, in accordance with a constant yield method.
The prospectus supplement for your series will advise you if your certificates have been issued with OID that equals or exceeds the de minimis amount.

     Under Section 1272(a)(6) of the Code, special provisions apply to debt instruments on which payments may be accelerated due to prepayments of other obligations securing those debt instruments, or because of other events to the extent specified in Treasury Regulations. If your certificate has OID, and
Section 1272(a)(6) applies, you must compute your OID and market


                                  66



discount -- see "-Market Discount" -- by taking into account both the prepayment assumptions used in pricing your certificates and the actual prepayment experience. As a result, the amount of OID on your certificates that would accrue in any given accrual period might either increase or decrease depending on the actual prepayment rate. Because no Treasury Regulations have been issued under Section 1272(a)(6), you should consult your own tax advisors about the possible impact of these OID rules if your certificates are issued with OID.

     Market Discount. You should be aware that if you resell your certificate, you may be affected by the market discount provisions of the Code. In general, subject to a statutorily-defined de minimis exception, you will have acquired your certificate at a market discount if you acquire the certificate at a price that is less than the certificate's Stated Redemption Price at Maturity -- generally, the certificate's principal amount -- and

     -you acquire your certificate upon its original issue at a price that is less than the certificate's Issue Price; or

     -you acquire your certificate subsequent to its original issue and, if the certificate was issued with OID, at a price that is less than the certificate's "revised issue price." A certificate's Revised Issue Price should generally be its Issue Price plus the amount of OID previously includible in income by all prior holders of the certificate less the amount of principal payments previously made on the certificate.

     The market discount rules generally provide that, if you acquire a certificate at a market discount and you later recognize gain upon a disposition of the certificate, you must treat as ordinary interest income at the time of disposition the lesser of your gain or the portion of the market discount that accrued while you held the certificate. Similarly, if you dispose of the certificate in certain nonrecognition transactions, such as a gift, you will be treated for purposes of the market discount rules as realizing an amount equal to the fair market value of the certificate and you must treat as ordinary interest income at the time of disposition the lesser of your deemed gain or the portion of the market discount that accrued while you held the certificate. If you acquire a certificate with market discount, you should contact your own tax advisors as to the possible application of Section 1272(a)(6) of the Code and its effect on your accrual of market discount. See "-Original Issue Discount." In addition, you may also be required to defer a portion of any interest expense that you might otherwise be able to deduct on any debt you incurred or maintained to purchase or carry the certificate until you dispose of the certificate in a taxable transaction.

     If you acquire a certificate at a market discount, you will generally be required to treat as ordinary interest income the portion of any principal payment, including a payment on maturity, attributable to accrued market discount on your certificate. If you acquire a certificate with market discount that is de minimis, the rules described above will not apply to you and you should include in your gross income at the time you receive a principal payment an amount equal to the de minimis amount of market discount, multiplied by the amount of the principal payment, divided by the amount of remaining principal payments on the certificate.



                                  67



     If you acquire your certificate at a market discount, you may elect to include market discount in income as the discount accrues, either on a ratable basis or, if you so elect, on a constant interest rate basis. Once you make this election, it applies to all market discount obligations that you acquire on or after the first day of the first taxable year to which your election applies, and you may not revoke the election without the consent of the IRS. In addition, if you make this election, you will not have to recognize ordinary income on sales, principal payments and certain other dispositions of the certificates and you will not have to defer interest deductions on debt related to the certificates in accordance with the rules discussed above.

     Amortizable Bond Premium. Generally, if the price you paid for your certificate or your tax basis in your certificate exceeds the sum of all amounts payable on the certificate after your acquisition date, other than payments of qualified stated interest, the excess may constitute amortizable bond premium that you may elect to amortize under the constant interest rate method over the period from your acquisition date to the certificate's maturity date. If your certificates are subject to
Section 1272(a)(6) of the Code, the application of the amortizable bond premium rules is unclear, as the amortizable bond premium Treasury Regulations specifically exclude from their application instruments subject to Section 1272(a)(6). Because no Treasury Regulations have been issued interpreting Section 1272(a)(6), you should contact your own tax advisors about the possible impact of Section 1272(a)(6) if you acquire a certificate at a premium. See the discussion of Section 1272(a)(6) in "-Original Issue Discount." You may generally treat amortizable bond premium as an offset to interest income on the certificate, rather than as a separate interest deduction item subject to the investment interest limitations of the Code. If you elect to amortize bond premium, you must generally reduce your tax basis in the related certificate by the amount of bond premium used to offset interest income. If your certificate is redeemed in full before its maturity and you have elected to amortize bond premium, you may be entitled to a deduction for any remaining unamortized bond premium in the taxable year of redemption.

     Dispositions of Certificates. In general, you will recognize gain or loss upon the sale, exchange, redemption or other taxable disposition of your certificate measured by the difference between:

     -the amount of cash and the fair market value of any property received for the certificate other than the amount attributable to, and taxable as, accrued but unpaid interest, and

     -your tax basis in the certificate, as increased by any OID or market discount, including de minimis amounts, that you previously included in income, and as decreased by any deductions previously allowed to you for amortizable bond premium and by any payments reflecting principal or OID that you received with respect to the certificate.

     Subject to the OID and market discount rules discussed above and to the one-year holding period requirement for long-term capital gain treatment, any gain or loss generally will be



                                  68



long-term capital gain or loss. The excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for individuals, estates and trusts. The deductibility of capital losses may be subject to limitation.

FOREIGN INVESTORS

     The following summary of the United States federal income and estate tax consequences of the purchase, ownership, sale or other disposition of a certificate applies to you only if you are a "non-United States Holder." You generally are a "non-United States Holder" if, for United States federal income tax purposes, you are:

     -a nonresident alien individual,

     -a foreign corporation,

     -a foreign partnership, or

     -a foreign estate or trust,

as each term is defined in the Code.  Some non-United States
Holders (including certain residents of certain United States possessions or territories) may be subject to special rules not discussed in this summary.

     Interest, including OID, if any, paid to you on your certificate will not be subject to withholding of United States federal income tax, provided that:

     -these interest payments are effectively connected with your conduct of a trade or business within the United States and you submit, under current Treasury Regulations, a properly executed Internal Revenue Service Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected With the Conduct of a Trade or Business in the United States); or

     -you are not a "10 percent shareholder" of the holder of the Seller Certificate or a "controlled foreign corporation" with respect to which the holder of the Seller Certificate is a "related person" within the meaning of the Code, and, under current Treasury Regulations, either (i) you represent that you are not a United States Person and provide your name and address to SRFG or its paying agent on a properly executed Internal Revenue Service Form W-8 (Certificate of Foreign Status), or a suitable substitute form, signed under penalties of perjury; or (ii) a securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its business holds your certificate on your behalf, certifies to SRFG or its paying agent under penalties of perjury that it has received Form W-8 or a suitable substitute form from you or from another qualifying financial institution intermediary, and provides a copy to SRFG or its paying agent.



                                  69



If these exceptions do not apply to you, interest, including OID, if any, paid to you generally will be subject to withholding of United States federal income tax at a 30% rate. You may, however, be able to claim the benefit of a reduced withholding tax rate under an applicable income tax treaty. The required information for claiming treaty benefits is generally submitted, under current Treasury Regulations, on Form 1001 (Ownership, Exemption, or Reduced Rate Certificate).

     You generally will not be subject to United States federal income tax on gain realized on the sale, exchange or redemption of your certificate, other than gain attributable to accrued interest or OID, which is addressed in the preceding paragraph, provided that:

     -the gain is not effectively connected with your conduct of a trade or business within the United States; and

     -if you are an individual,

               -you have not been present in the United States for 183 days or more in the taxable year of the sale, exchange or redemption; or

               -you do not have a "tax home" in the United States and the gain is not attributable to an office or other fixed place of business that you maintain in the United States.

     If the interest or gain on your certificate is effectively connected with your conduct of a trade or business within the United States, then although you will be exempt from the withholding of tax previously discussed if you provide an appropriate statement, you generally will be subject to United States federal income tax on the interest, including OID, if any, or gain at regular federal income tax rates in a manner similar to a United States Person. See "-United States Investors." In addition, if you are a foreign corporation, you may be subject to a branch profits tax equal to 30% of your "effectively connected earnings and profits" within the meaning of the Code for the taxable year, as adjusted for certain items, unless you qualify for a lower rate under an applicable tax treaty.

     If you are an individual and are not a citizen or resident of the United States at the time of your death, your certificates will generally not be subject to United States federal estate tax as a result of your death if, immediately before death,

     -you were not a "10 percent shareholder" of the holder of the Seller Certificate, and

     -your interest on the certificate was not effectively connected with your conduct of a trade or business within the United States.

     THE ABOVE DESCRIPTION OF THE POTENTIAL UNITED STATES FEDERAL
INCOME AND ESTATE TAX CONSEQUENCES TO NON-UNITED STATES HOLDERS
IS NECESSARILY INCOMPLETE.  YOU ARE URGED TO CONSULT YOUR OWN TAX
ADVISORS ABOUT THESE MATTERS.



                                  70



BACKUP WITHHOLDING AND INFORMATION REPORTING

     If you are a United States Holder but not a corporation, financial institution or certain other type of entity, information reporting requirements will apply to certain payments of principal and interest, including accrued OID, if any, on a certificate and to proceeds of certain sales of a certificate before maturity. In addition, if you do not provide a correct taxpayer identification number and other required information, or do not comply with certain other requirements or otherwise establish an exemption, the holder of the Seller Certificate, a paying agent, or a broker, as the case may be, will be required to withhold from its payments to you a tax equal to 31% of each payment.

     If you are a non-United States Holder, backup withholding and information reporting will not apply to payments of principal and interest, including accrued OID, if any, on a certificate to you if you certify under penalties of perjury that you are not a United States Person or otherwise establish an exemption, provided that neither the holder of the Seller Certificate nor its paying agent has actual knowledge that you are a United States Person or that the conditions of any other exemption are not in fact satisfied. Information reporting, but not backup withholding, requirements will apply to payments of the proceeds of your sale of a certificate to or through a foreign office of a broker that is a United States Person, a controlled foreign corporation for United States federal income tax purposes or a foreign person 50% or more of whose gross income is connected with the conduct of a trade or business within the United States for a specified three-year period, unless:

     -you are an exempt recipient; or

     -the broker has evidence in its records that you are not a United States Person and no actual knowledge that the evidence is false, and certain other conditions are met.

Information reporting and backup withholding will apply to payments of the proceeds of your sale of a certificate to or through a United States office of a broker unless:

     -you provide your name and address and certify under penalties of perjury as to your status as a non-United States Person and certain other qualifications, and no agent of the broker who is responsible for receiving or reviewing your statement has actual knowledge that it is incorrect; or

     -you otherwise establish an exemption.

     If you provide the IRS with the information it requires, you will receive a refund or a credit against your United States federal income tax liability for any amounts withheld from your payments under the backup withholding rules.

NEW WITHHOLDING REGULATIONS

     The Treasury Department has promulgated final regulations regarding certain withholding and information reporting rules discussed above that are generally effective for



                                  71



payments made after December 31, 2000, subject to certain transition rules. In general, these New Withholding Regulations do not significantly alter the substantive withholding and information reporting requirements but unify current certification procedures and forms and clarify reliance standards. The New Withholding Regulations combine several existing forms, including Form W-8, Form 4224 and Form 1001 into an expanded Form W-8. The new Forms W-8 include
Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) that replaces the existing
Forms W-8 and 1001; Form W-8ECI (Certificate of Foreign Person's
Claim for Exemption From Withholding on Income Effectively
Connected With the Conduct of a Trade or Business in the United States) that replaces existing Form 4224; and Form W-8IMY
(Certificate of Foreign Intermediary, Foreign Partnership, or
Certain U.S. Branches for United States Tax Withholding).
Special rules apply that permit the shifting of primary responsibility for withholding to certain financial intermediaries acting on behalf of beneficial owners.

     Certifications satisfying the requirements of the New Withholding Regulations will be deemed to satisfy the requirements of the Treasury Regulations now in effect. You must, however, provide certifications that comply with the provisions of the New Withholding Regulations, where required, with respect to payments made after December 31, 2000, if you remain as a holder of a certificate on that date, unless you receive payments on a certificate through a qualified intermediary, as defined in the New Withholding Regulations, that has provided a proper certification on your behalf, although you may have to provide such certifications to the qualified intermediary.

     THE ABOVE SUMMARY OF THE NEW WITHHOLDING REGULATIONS IS
NECESSARILY INCOMPLETE.  YOU ARE URGED TO CONSULT YOUR OWN TAX
ADVISORS TO DETERMINE HOW THE NEW WITHHOLDING REGULATIONS WILL
AFFECT YOUR PARTICULAR CIRCUMSTANCES.

POSSIBLE CHARACTERIZATION OF THE CERTIFICATES

     The above discussion assumes that the certificates of a series will be treated as debt for federal income tax purposes. However, although Sears and SRFG's tax counsel will render an opinion to that effect with respect to each series of certificates, the matter is not free from doubt, and we cannot assure you that the IRS or the courts will agree with that opinion. If the IRS were to contend successfully that some or all of the certificates of a series are not debt for federal income tax purposes, it could find that the arrangement created by the Pooling and Servicing Agreement and the related Series Supplement constitutes a partnership that could be treated as a "publicly traded partnership" taxable as a corporation.

     If your certificates were treated as interests in a partnership, the partnership in all likelihood would be treated as a "publicly traded partnership." If the partnership were nevertheless not taxable as a corporation, for example, because of an exception for a "publicly traded partnership" whose income is interest that is not derived in the conduct of a financial business, the partnership would not be subject to federal income tax. Rather, you would be required to include in income your share of the income and deductions generated by the assets of the trust, as determined under partnership tax accounting rules. In that event, the amount, timing



                                  72



and character of the income required to be included in your income could differ materially from the amount, timing and character of income if your certificates were characterized as debt. It also is possible that such a partnership could be subject to tax in certain states where the partnership is considered to be engaged in business, and that you, as a partner in such a partnership, could be taxed on your share of the partnership's income in those states.

     In addition, if you are a non-United States Holder and such a partnership were considered to be engaged in a trade or business within the United States, the partnership would be subject to a withholding tax on distributions to (or, at its election, income allocable to) you and you would be credited for your share of the withholding tax paid by the partnership. Moreover, you generally would be subject to United States federal income tax at regular federal income tax rates, and possibly a branch profits tax, if you are a corporation, as previously described. See "-Foreign Investors." Further, even if the partnership is not considered to be engaged in a trade or business within the United States, it appears that partnership withholding would be required if you are a non-United States Holder that is engaged in a trade or business within the United States to which the certificate income is effectively connected.

     Alternatively, although there may be arguments to the contrary, it appears that if such a partnership is not considered to be engaged in a trade or business within the United States and if income with respect to a certificate is not otherwise effectively connected with the conduct of a trade or business within the United States by a non-United States Holder, the non-United States Holder would be subject to United States federal income tax and withholding at a rate of 30%, unless reduced by an applicable treaty, on its distributive share of the partnership's interest income.

     If some or all of the certificates of a series were treated as interests in a "publicly traded partnership" taxable as a corporation, the income from the assets of the trust would be subject to federal income tax and any income tax imposed by certain states where the entity would be considered to be engaged in business, at corporate rates, which would reduce the amounts available for distribution to certificateholders. See "State Tax Consequences." Under these circumstances, your certificates may be treated as debt of an entity taxable as a corporation or, alternatively, as equity of such an entity, in which latter case interest payments to you could be treated as dividends and, if you are a non-United States Holder, could be subject to United States federal income tax and withholding at a rate of 30%, unless reduced by an applicable treaty. In addition, if you are a non-United States Holder of a certificate that is treated as debt of an entity taxable as a corporation and you actually or constructively own 10% or more of the outstanding principal amount of certificates that are treated as equity of that entity, you may be treated as a "10 percent shareholder." See "-Foreign Investors."

     Based on the advice of tax counsel to Sears and SRFG as to the likely treatment of the certificates for federal income tax purposes, Sears, SRFG and the trust will not attempt to cause the arrangement created by the Pooling and Servicing Agreement and the Series Supplement for a series to comply with the federal or state income tax reporting requirements applicable to partnerships or corporations. If this arrangement were later held to constitute a partnership or



                                  73



corporation, it is not clear how we would make the arrangement comply with applicable tax reporting requirements.

     You should consult your own tax advisors as to the risk that the certificates will not be treated as debt, and the possible tax consequences of potential alternative treatments.

                     STATE TAX CONSEQUENCES

     This summary of the material state tax consequences to investors in certificates of any series is based on the opinion of Latham & Watkins, special tax counsel to Sears and SRFG. This summary is based upon currently applicable tax laws of certain states as of the date of this prospectus. We cannot assure you that the taxing authorities of any state will agree with the conclusions in this summary, and we have not sought and will not seek a ruling from the taxing authorities of any state on the expected state tax consequences described in this summary.
Subsequent legislative, judicial or administrative changes--which may or may not be applied retroactively--could change these tax consequences. Except as discussed below, this summary assumes that the certificates of each series will be treated as debt for federal income tax purposes and the trust will continue to not be treated as an entity subject to federal income tax. This summary does not apply to any certificates of a series that are retained by SRFG.

GENERAL

     Your state tax consequences will depend upon the provisions of the state tax laws to which you are subject. Most states modify or adjust the taxpayer's federal taxable income to arrive at the amount of income potentially subject to state tax. Resident individuals usually pay state tax on 100% of the state-modified income, while corporations and other taxpayers generally pay state tax only on that portion of state-modified income assigned to the taxing state under the state's own apportionment and allocation rules. Because each state's tax laws vary, it is impossible to predict the tax consequences to investors in all of the state taxing jurisdictions in which they are already subject to tax.

ARIZONA, DELAWARE, GEORGIA, ILLINOIS, OHIO AND TEXAS

     Most activities relating to servicing and collecting the Receivables will take place in Arizona, Delaware, Georgia, Illinois, Ohio and Texas. Tax counsel to Sears and SRFG has advised them that, in their opinion, under applicable law, although the matter is not free from doubt, the certificates will be treated as debt and the trust will continue to not be treated as an entity subject to tax, in each case for purposes of the Arizona income tax, the Delaware income tax, the Georgia income and net worth taxes, the Illinois income tax, the Ohio corporate franchise tax, to the extent based on net income, and personal income tax and the Texas corporate franchise tax, to the extent based on net income. Accordingly, although the matter is not free from doubt, if the certificates are treated as debt in those states, investors not otherwise subject to taxation in those states will not become subject to taxation in those states solely because they own certificates.



                                  74



     Generally, you are required to pay, in states in which you are already subject to state tax, additional state tax as a result of interest earned on your certificates. Moreover, a state could claim that the trust has undertaken activities within that state and therefore the trust is subject to taxation by that state. Were any state to make and sustain that claim, the treatment of the certificates would be determined under that state's tax laws, and it is possible that the certificates would not be treated as debt or that the trust would be treated as an entity subject to tax for purposes of that state's tax laws.

     If some or all of your certificates were treated as interests in a partnership, a corporation, or a business trust, your state tax consequences could be materially different than those described above, especially in states that may be considered to have a business connection with the Receivables. See "Federal Income Tax Consequences-Possible Characterization of the Certificates."

     THE ABOVE DESCRIPTION OF THE POTENTIAL STATE TAX
CONSEQUENCES IS INCOMPLETE.  YOU ARE URGED TO CONSULT YOUR OWN
TAX ADVISORS ABOUT THESE MATTERS.


                      ERISA CONSIDERATIONS

     ERISA and the Code impose certain requirements on those employee benefit plans, including Individual Retirement Accounts and Individual Retirement Annuities (collectively "IRAs"), to which they apply ("Plans") and on fiduciaries of those Plans. To comply with ERISA's general fiduciary standards, before investing in certificates, a Plan Fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of the risks associated with the investment, the Plan's overall investment policy and the composition and diversification of the Plan's portfolio. ERISA and the Code prohibit certain transactions involving the assets of a Plan and persons who have certain specified relationships to the Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). Prohibited transactions may generate excise taxes and other liabilities. Prohibited transactions involving IRAs may result in the disqualification of the IRAs. Thus, a Plan Fiduciary considering an investment in certificates should also consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or the Code.


     Certain transactions involved in the operation of the trust might be deemed to constitute prohibited transactions under ERISA and the Code, if assets of the trust were deemed to be assets of an investing Plan. ERISA and the Code do not define "plan assets." The U.S. Department of Labor has published a regulation, which defines when a Plan's investment in an entity will be deemed to include an interest in the underlying assets of the entity, such as the trust, for purposes of ERISA and the Code. Unless the Plan's investment is an "equity interest," the underlying assets of the entity will not be considered assets of the Plan under the Regulation. Under the DOL's regulation, a beneficial ownership in a trust is deemed to be an equity interest. The DOL has ruled in an opinion letter, which is not binding upon Sears, SRFG,



                                  75


the trustee or any underwriter, that similar "pass through" certificates in a trust constituted equity interests.


     Assuming that the certificates are equity interests, the DOL's regulation contains an exception that provides that if a Plan acquires a Publicly-Offered Security, then the assets of the issuer of the security will not be deemed to be Plan assets. A
Publicly-Offered Security is a security that is:

     -freely transferable,

     -part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another by the conclusion of the offering, and

     -either is

          -part of a class of securities registered under section
          12(b) or 12(g) of the Securities Exchange Act of 1934, or

          -sold to the Plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act of 1933, if the class of securities of which the security is a part is registered under the Securities Exchange Act of 1934 within 120 days, or such later time as may be allowed by the Securities and Exchange Commission, after the end of the fiscal year of the issuer during which the offering of the securities to the public occurred.

     If the certificates are deemed to be debt and not equity for ERISA purposes, the purchase of the certificates by a Plan with respect to which SRFG or one of its affiliates is a "party in interest" or "disqualified person" might be considered a prohibited extension of credit under Section 406 of ERISA and
Section 4975 of the Code unless an exemption applies. There are at least four prohibited transaction class exemptions issued by the DOL that might apply, depending in part on who decided to acquire the certificates for the Plan:

     -DOL Prohibited Transaction Exemption ("PTE") 84-14 (Class
     Exemption for Plan Asset Transactions determined by
     Independent Qualified Professional Asset Managers);

     -PTE 91-38 (Class Exemption for Certain Transactions
     Involving Bank Collective Investment Funds);

     -PTE 90-1 (Class Exemption for Certain Transactions
     Involving Insurance Company Pooled Separate Accounts); and

     -PTE 96-23 (Class Exemption for Plan Asset Transactions
     Determined by In-House Asset Managers).



                                  76



     Moreover, whether the certificates are debt or equity for ERISA purposes, a purchaser of certificates might violate the prohibited transaction rules if the purchase were made during the offering with assets of a Plan and Sears, the trustee, any underwriter or any of their affiliates was a Fiduciary with respect to that Plan. Under ERISA and the Code, a person is a Fiduciary with respect to a Plan to the extent:

     -he or she exercises any discretionary authority or discretionary control respecting management of that Plan or exercises any authority or control respecting management or disposition of its assets,

     -he or she renders investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of that Plan, or has any authority or responsibility to do so, or

     -he or she has any discretionary authority or discretionary responsibility in the administration of that Plan.

     Accordingly, the fiduciaries of any Plan should not purchase certificates during the offering with assets of any Plan if Sears, the trustee, any underwriter or any of their affiliates is a Fiduciary with respect to the Plan.

     In light of the foregoing, fiduciaries of Plans considering the purchase of certificates should consult their own benefits counsel or other appropriate counsel regarding the application of ERISA and the Code to their purchase of the certificates.

     In particular, insurance companies considering the purchase of certificates should consult their own benefits counsel or other appropriate counsel with respect to the United States
Supreme Court's decision in JOHN HANCOCK MUTUAL LIFE INSURANCE CO.
V. HARRIS TRUST & SAVINGS BANK, 114 S. Ct. 517 (1993), DOL PTE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts) and Section 401(c) of ERISA. In JOHN HANCOCK, the Supreme Court held that the assets held in an insurance company's general account may be deemed to be plan assets under certain circumstances. Subject to numerous conditions and limitations, PTE 95-60 effectively provides an exemption from this portion of the holding in JOHN HANCOCK. Section 401(c) of ERISA was added by the Small Business Job Protection Act of 1996 and requires the Secretary of Labor to issue regulations which are to provide guidance for the purpose of determining, in cases where an insurer issues one or more policies, supported by the assets of the insurer's general account, to or for the benefit of an employee benefit plan, which assets of the insurer, other than assets held in a separate account, constitute plan assets for the purposes of the fiduciary responsibility provisions of ERISA and Section 4975 of the Code. On December 22, 1997, the DOL issued proposed regulations under Section 401(c) of ERISA.
29 CFR 2550.401c-1. These regulations apply only to policies that are issued by an insurer on or before December 31, 1998, to or for the benefit of an employee benefit plan that is supported by the assets of the insurer's general account. These regulations will take effect at the end of the 18-month period following the date on which they become final. Section



                                  77



401(c) of ERISA also provides that no person will be subject to liability under Section 4975 of the Code and the fiduciary responsibility provisions of ERISA on the basis of a claim that the assets of an insurer, other than assets held in a separate account, are "plan assets," for conduct occurring before the date that is 18 months after the date the regulations become final.

     Accordingly, investors should analyze whether JOHN HANCOCK, PTE 95-60, Section 401(c) of ERISA and any regulations issued pursuant to Section 401(c) of ERISA may have an effect on their purchase of certificates.


                      PLAN OF DISTRIBUTION

     SRFG may sell certificates:

     -through underwriters or dealers;
     -directly to one or more purchasers; or
     -through agents.

SRFG will receive net proceeds from the offering equal to:

     -the public offering price of the certificates less the discount, in the case of an underwriter, -the purchase price of the certificates less the commission, in the case of an agent, or -the purchase price of the certificates, in the case of a dealer, less, in each case, SRFG's other expenses associated with the issuance and distribution of the certificates. The prospectus supplement for a series will set forth the terms under which the certificates in that series will be offered for sale, including:

     -the name or names of any underwriters;
     -the purchase price of the certificates;
     -the amount of proceeds SRFG will receive from the sale of the certificates;
     -the amount of any underwriting discounts and other items constituting underwriter's compensation;
     -any initial offering price; and
     -any discounts or concessions allowed or reallowed or paid to dealers.

The underwriters for a series of certificates will be only those underwriters named in the prospectus supplement for that series.

          If underwriters are used in the sale, the underwriters will acquire the certificates for their own account and may resell the certificates from time to time in one or more transactions, including negotiated transactions, at a fixed price, at varying prices determined at the time of sale or at negotiated prices. Underwriters may offer the certificates to the public on

                             78

their own or through underwriting syndicates represented by managing underwriters. The obligations of the underwriters to purchase the certificates will be subject to conditions described in the underwriting agreement, and the underwriters will be obligated to purchase all the certificates of a series offered for sale to the public if they purchase any of them. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     SRFG may also sell the certificates of any series directly to investors or through agents designated by SRFG. The prospectus supplement for a series will name any agents involved in the sale of the certificates of that series and will set forth any commissions SRFG has agreed to pay to those agents. Unless the prospectus supplement for a series specifies otherwise, any agent is acting solely as an agent for the period of its appointment.

     If the prospectus supplement for a series so indicates, SRFG will authorize agents, underwriters or dealers to solicit offers from certain institutional investors to purchase the certificates of that series with payment and delivery to occur on a future date specified in the prospectus supplement. There may be limitations on the minimum amount of certificates that an institutional investor may purchase or on the portion of the aggregate principal amount of the certificates of that series that SRFG may sell pursuant to delayed delivery and payment arrangements. Institutional investors from whom delayed delivery and payment offers may be solicited, when authorized, include:

     -commercial and savings banks;
     -insurance companies;
     -pension funds;
     -investment companies;
     -educational and charitable institutions; and
     -other institutions that SRFG approves.

Unless the prospectus supplement for a series specifies otherwise, the obligations of institutional investors under any delayed delivery and payment arrangements will not be subject to any conditions except:

     -the laws of any jurisdiction of the United States to which the institution is subject must not at the time of delivery prohibit the institution's purchase of the certificates; and

     -if SRFG is selling certificates to underwriters, SRFG will sell to those underwriters the total principal amount of those certificates minus the principal amount of those certificates covered by delayed delivery and payment arrangements.

                             79

Underwriters will not be responsible for the validity of the delayed delivery and payment arrangements or the performance of SRFG or the institutional investors under those arrangements.

     Underwriters, dealers and agents who participate in the distribution of the certificates:

     -may be deemed to be underwriters under the Securities Act of 1933, as amended, and any discounts or commissions they receive from SRFG and any profit on their resale of the certificates may be deemed to be underwriting discounts and commissions under that act; and

     -under arrangements with SRFG, may be entitled to be indemnified by SRFG against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribution for payments that they make with respect to those civil liabilities.

Underwriters, dealers and agents may engage in transactions with, or perform services for, SRFG in the ordinary course of their respective businesses.

                          LEGAL MATTERS

     Unless the prospectus supplement for a series specifies otherwise:

     -The Sears Law Department and Latham & Watkins will pass upon the legality of the certificates for SRFG;
     -Latham & Watkins will pass upon legal matters relating to the material tax consequences of the issuance of the certificates for SRFG; and
     -Skadden, Arps, Slate, Meagher & Flom LLP will pass upon the legality of the certificates for the underwriters.

Skadden, Arps, Slate, Meagher & Flom LLP from time to time performs legal services for Sears and its affiliates.


                             80


               WHERE YOU CAN FIND MORE INFORMATION

     SRFG, as originator of the trust, has filed a registration statement with the SEC on behalf of the trust relating to the certificates offered by this prospectus and any prospectus supplement accompanying this prospectus.

     You may read and copy any reports, statements or other information SRFG files at the SEC's public reference rooms at:

     -450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549;
     -7 World Trade Center, Suite 1300, New York, New York 10048;
     and
     -Citicorp Center, 500 West Madison Street, Suite 1400,
     Chicago, Illinois 60661-2511.

You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at
(800) SEC-0330 for further information on the operation of the public reference rooms. SEC filings relating to the trust are also available to the public on the SEC Internet site (http://www.sec.gov). The trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with that act, SRFG, on behalf of the trust, files reports and other information with the Commission. You may obtain copies of the Registration Statement together with all amendments and exhibits, as well as filings relating to the trust, from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

     The SEC allows us to incorporate by reference information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus. Information that we file later with the SEC will automatically update the information in this prospectus. In all cases, you should rely on the later information over different information included in this prospectus or the prospectus supplement for any series. We incorporate by reference any future annual, monthly and special SEC reports and proxy materials filed by or on behalf of the trust until we terminate our offering of the certificates.

     We incorporated by reference the following reports and documents filed by SRFG on behalf of the trust pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended:

     (1)  Annual Report on Form 10-K for the year ended December
          31, 1998; and

     (2)  Current Reports on Form 8-K filed January 15,
          February 9, February 16, February 19, March 12,
          March 15, March 19, March 22, March 25, April 15,
          May 17, June 15, July 15, August 16, September 15, September 16, September 22, September 23, September 29, October 15, November 12, November 15, November 18, November 19, November 30, December 15, and
          December 16, 1999 and January 18, 2000.

                             81

     All reports and other documents filed by SRFG on behalf of the trust pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this prospectus and before the termination of the offering of the certificates will be deemed to be incorporated by reference into this prospectus and to be a part of it.

     As a recipient of this prospectus, you may request a copy of any document we incorporate by reference, except exhibits to the documents, unless the exhibits are specifically incorporated by reference, at no cost, by calling Sears, as servicer at the Sears Office of the General Counsel (847-286-2500).

                            GLOSSARY OF TERMS

     "ADDITIONAL ACCOUNT CUT-OFF DATE" means, for any additional Account, the date from which the trust has an interest in receivables existing in that account.

     "AGGREGATE INVESTED AMOUNT" means the sum of the Series Invested Amounts for all outstanding series.

     "CLASS INVESTED AMOUNT" means, for any class, the sum of the Invested Amounts for each certificate in that class.

     "CLASS INVESTOR INTEREST" means, for any class, the sum of the Investor Interests for each certificate in that class.

     "CLASS PERCENTAGE" means, for each class of each series, the applicable percentage of Finance Charge Collections, Principal Collections and charge-offs to be allocated to investors in that class, determined in each case as described in the prospectus supplement for the series.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COOPERATIVE" means Euroclear Clearance System, S.C., a Belgian cooperative corporation.

                             82

     "DE MINIMIS OID" means, for any certificate, the amount of OID on that certificate if the OID is less than 1/4% of the certificate's principal amount multiplied by the number of years, computed on a weighted-average basis taking into account when each principal payment is due, until the certificate's maturity date.

     "DIRECT PARTICIPANT" means any entity that can directly access DTC's book-entry securities clearance system.

     "DOL" means the U.S. Department of Labor.

     "ELIGIBLE RECEIVABLE" means any Receivable that was eligible to be transferred to the trust by SRFG. A Receivable is an Eligible Receivable if

       - that Receivable is payable in United States dollars;

       - that Receivable was created in compliance, in all material respects, with all legal requirements that apply to SRFG and to Sears, the bank or one of their affiliates, as applicable;

       - that Receivable was created under a contract governing the relevant Account that complies with all legal requirements that apply to SRFG and to Sears, the bank or one of their affiliates, as applicable;

       - at the time that Receivable was conveyed to the trust, if that Receivable was created before the related Account was added to the trust, Sears, SRFG or the trust had good and marketable title to that Receivable free and clear of all liens, not including statutory or non-consensual liens;

       - at the time that Receivable was created, if that Receivable was created after the related Account was added to the trust, Sears, SRFG or the trust had good and marketable title to that Receivable free and clear of all liens, not including statutory or non-consensual liens; and

       - that Receivable is an "account," "general intangible" or "chattel paper" as defined in Article 9 of the Uniform
         Commercial Code in effect in the State of New York.

     "EUROCLEAR OPERATOR" means the Brussels, Belgium office of Morgan Guaranty Trust Company of New York.

     "FIDUCIARY" means, with respect to a Plan, a person who:

       - exercises any discretionary authority or discretionary control respecting management of that Plan or exercises any authority or control respecting management or disposition of its assets,

       - renders investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of that Plan, or has any authority or responsibility to do so, or

       - has any discretionary authority or discretionary responsibility in the administration of the Plan.

                             83

     "GROUP EXCESS FUNDING AMOUNT (SRC)" means, for any group, the group's pro rata share of all amounts on deposit in the Excess Funding Account (SRC), determined based on the interests of SRFG in classes of certificates it owns in each group.

     "INDIRECT PARTICIPANT" means any entity that maintains a custodial relationship with a Direct Participant that allows it to indirectly access DTC's book-entry securities clearance system.


     "INVESTOR CERTIFICATEHOLDER" means the registered holder of a certificate of any class of any series.


     "INVESTOR LOSS" means any reduction in the Investor Interest for a class by the amount of unreimbursed charge-offs for that class or by application of the subordination provisions for a particular series.

     "IRA" means an Individual Retirement Account or an Individual Retirement Annuity.

     "ISSUE PRICE" means, for any certificate, the first price at which a substantial amount of the certificates are sold for money, excluding sales to bond houses or brokers acting in the capacity of underwriters, placement agents or wholesalers.

                             84

     "NEW WITHHOLDING REGULATIONS" means final regulations promulgated by the Treasury Department regarding certain withholding and information reporting rules that are generally effective for payments made after December 31, 2000, subject to certain transition rules.

     "NON-UNITED STATES HOLDER" generally means a holder that is, for United States federal income tax purposes, a non-resident alien individual, a foreign corporation, a foreign partnership, or a foreign estate or trust, as each term is defined in the Code.

     "OID" means original issue discount.

     "PLAN" means any employee benefit plan, including any IRA.

     "PTE" means any Department of Labor Prohibited Transaction Exemption.

     "PUBLICLY-OFFERED SECURITY" means a security that is:

       - freely transferable,

       - part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another by the conclusion of the offering, and

     - either is

       - part of a class of securities registered under section
         12(b) or 12(g) of the Securities Exchange Act of 1934, or

       - sold to the Plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act of 1933, if the class of securities of which the security is a part is registered under the Securities Exchange Act of 1934 within 120 days, or such later time as may be allowed by the Securities and Exchange Commission, after the end of the fiscal year of the issuer during which the offering of the securities to the public occurred.

     "REGULATION" means a regulation, published by the DOL, which defines when a Plan's investment in an entity will be deemed to include an interest in the underlying assets of the entity for purposes of ERISA and the Code.

     "REVISED ISSUE PRICE" means, for any certificate, generally, its issue price plus the amount of OID previously includible in income by all prior holders of the certificate less the amount of principal payments previously made on the certificate.

     "SELLER PERCENTAGE" means the applicable percentage of Finance Charge Collections, Principal Collections and charge-offs to be allocated to the Seller Interest, which will equal in each case 100% minus the sum of all the Class Percentages for that type of collections or charge-offs.

     "SERIES INVESTED AMOUNT" means, for any series, the sum of the Invested Amounts for certificates in that series.



     "SERIES INVESTOR INTEREST" means, for any series, the sum of the Investor Interests for each class of certificates in that series.

                             85

     "SERIES SUPPLEMENT" means, for any series, the Series Supplement to the Pooling and Servicing Agreement that establishes the specific provisions of that series.

     "SERIES TERMINATION DATE" means, for any series, the last date on which the trust may make any payment on certificates of that series.

      "STATED REDEMPTION PRICE AT MATURITY" for any certificate has the meaning given to it in the Code, which will be generally the principal amount of the certificate.

     "TERMS AND CONDITIONS" means the Terms and Conditions governing use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law.

     "UNITED STATES HOLDER" means a United States Person who is a beneficial owner of a certificate.

     "UNITED STATES PERSON" generally means:

     - a citizen or resident of the United States;

     - a corporation or partnership, including an entity treated as a corporation or partnership for federal income tax purposes, created or organized in the United States or under the laws of the United States or of any state;

     - an estate the income of which is subject to United States federal income taxation regardless of the source of that income; or

     - a trust if a court within the United States is able to exercise primary supervision over the trust's administration, and one or more United States Persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding clause, to the extent provided in Treasury Regulations, certain trusts in existence on August 20, 1996 and treated as United States Persons under the Code and Treasury Regulations prior to such date, that elect to continue to be treated as United States Persons, will also be considered United States Persons.

                             86


                            Part II.

             INFORMATION NOT REQUIRED IN PROSPECTUS


Item 14.  Other Expenses of Issuance and Distribution

   The following is an itemized list of estimated expenses to be incurred in connection with the offering of the securities being offered hereunder, other than underwriting discounts and commissions.

     S.E.C. Registration Fee                          $1,320,000
     Printing                                            450,000
     Trustee's Fees                                       75,000
     Legal Fees and Expenses                             650,000
     Blue Sky Fees and Expenses                           50,000
     Accountants' Fees and Expenses                      450,000
     Rating Agency Fees                                4,000,000
     Miscellaneous Fees                                  100,000
     Total                                           $ 7,095,000



Item 15.  Indemnification of Directors and Officers.

     SRFG is a Delaware corporation. Section 145 of the General
Corporation Law of the State of Delaware ("GCL") provides that a Delaware corporation has the power to indemnify its officers and directors in certain circumstances.

     Subsection (a) of Section 145 of the GCL empowers a corporation to indemnify any director or officer, or former director or officer, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding provided that such director or officer acted in good faith in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, provided that such director or officer had no cause to believe his or her conduct was unlawful.

     Subsection (b) of Section 145 empowers a corporation to indemnify any director or officer, or former director or officer, who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorney's fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit provided that such director or officer acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such director or officer shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action was brought shall determine that despite the adjudication of liability such director or officer is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     Section 145 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and
(b) or in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith; that indemnification provided for by
Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and the corporation may purchase and maintain insurance

                                      II-1

on behalf of a director or officer of the corporation against any liability asserted against him or her or incurred by him or her in any such capacity or arising out of his or her status as such whether or not the corporation would have the power to indemnify him or her against such liabilities under Section 145.

     Article III of SRFG's by-laws (incorporated by reference to Exhibit 3.2 to Amendment No. 1 to Registration Statement No. 33-79186) provides for indemnification of SRFG's officers and directors to the fullest extent permitted by applicable law.

     Sears, the parent of SRFG, has in effect insurance policies in the amount of $150 million covering all of Sears and SRFG's directors and officers in certain instances where by law they may not be indemnified by Sears or SRFG.

     The Pooling and Servicing Agreement among Sears, SRFG and Bank One, National Association, dated as of July 3, 1994 (incorporated by reference to Exhibit 4.1 to the Trust's current report on Form 8-K for August 16, 1994) provides that SRFG will indemnify the trust and trustee against certain liabilities they may incur in connection with the Pooling and Servicing Agreement.

Item 16.  Exhibits.

     The "Exhibit Index" attached to this Registration Statement is incorporated herein by reference.

Item 17.  Undertakings.

     The undersigned hereby undertake:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i)  To include any prospectus required by Section
          10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          Provided,  however, that paragraphs  (i)  and
          (ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the trust pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                                  II-2

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the trust's annual report pursuant to
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions described in this registration statement above, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933
and is, therefore, unenforceable.   In  the event that a claim  for
indemnification against  such  liabilities  (other  than  the
payment   by   the registrants of expenses incurred or paid by a
director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by  such  director, officer  or  controlling person in connection with the securities being  registered, the registrants will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy
as expressed  in  the  Act  and  will  be  governed  by  the   final
adjudication of such issue.

                              II-3

                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrants certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Hoffman Estates, Illinois, and the City of Greenville, Delaware, respectively, on the 28th day of January, 2000.


                         	SEARS CREDIT ACCOUNT MASTER TRUST II

                      				By: SEARS, ROEBUCK AND CO., as Servicer

                          By: /s/ Larry R. Raymond
                              Vice President and Treasurer


                          SRFG, INC., as originator of the Trust

                          By: George F. Slook*
                              President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities for SRFG and on the dates indicated.

       Signature                  Title               Date

   George F. Slook*        President, Chief           January 28, 2000
                           Executive Officer
                           and Director
                           (Principal Executive
                           Officer)

   Keith E. Trost*         Vice President,            January 28, 2000
                           Treasurer and
                           Assistant Secretary
                           (Principal Financial
                           and Accounting
                           Officer)

   Thomas N. Beckmann*     Director                   January 28, 2000

   Larry R. Raymond*       Director                   January 28, 2000

   B.T. Reidy*             Director                   January 28, 2000

   Norman Tucker*          Director                   January 28, 2000

   Perry N. Weine*         Director                   January 28, 2000


       *By  /s/ George F. Slook, Individually and as Attorney-in-fact
                George F. Slook



                              II-4




                          EXHIBIT INDEX

Exhibit                  Description
Number

*1.1    Form of Underwriting Agreement

*3.1 Certificate of Incorporation of SRFG, Inc., as amended.

 3.2    By-Laws of SRFG, Inc. (incorporated by
        reference to Exhibit 3.2 to Amendment No. 1 to
        Registration Statement No. 33-79186).

 4.1    Pooling  and Servicing Agreement among  Sears,
        Roebuck  and  Co.  as  Servicer,  SRFG,   Inc.
        (formerly  Sears Receivables Financing  Group,
        Inc.)   as   Seller  and  Bank  One,  National
        Association (formerly The First National Bank of Chicago) as Trustee, dated as of July 31, 1994 (incorporated by reference to Exhibit 4.1 to the Trust's Current Report on Form 8-K for
        August 16, 1994 (File No. 0-24776)).

 4.2    Amendment No. 1 to the Pooling and Servicing
        Agreement among Sears as Servicer, SRFG, Inc.
        (formerly Sears Receivables Financing Group,
        Inc.) as Seller and Bank One, National
        Association (formerly The First National Bank of Chicago) as Trustee, dated as of March 31, 1995 (incorporated by reference to Exhibit 4.2 to the Trust's Current Report on Form 8-K for
        May 8, 1995 (File No. 0-24776)).

 4.3    Amendment No. 2 to the Pooling and Servicing
        Agreement among Sears, Roebuck and Co. as
        Servicer, SRFG, Inc. (formerly Sears
        Receivables Financing Group, Inc.) as Seller and Bank One, National Association (formerly
        The First National Bank of Chicago) as
        Trustee, dated as of December 21, 1995
        (incorporated by reference to Exhibit 4.3 to the Trust's Form 8-A dated March 23, 1999).

 *4.4 Form of Series Supplement among Sears, Roebuck and Co. as Servicer, SRFG, Inc. as Seller and
        Bank One, National Association as Trustee, including form of Investor Certificates.

 4.5    Assignment of Additional Funds between SRFG,
        Inc. as Seller and Bank One, National
        Association (formerly The First National Bank of Chicago) as Trustee, dated as of January
        30, 1998 (incorporated by reference to Exhibit
        4.1 to the Trust's Current Report on Form 8-K for January 30, 1998).

 *4.6   Form of Agreement among Bank One, National
        Association as Trustee, SRFG, Inc. and The
        Depository Trust Company.

 *5.1   Opinion of Steven M. Cook.




                              II-5


 *5.2 Form of Opinion of Latham & Watkins as to certain creditors' rights matters.

 *5.3 Form of Opinion of Latham & Watkins relating to certain matters with respect to Sears
        National Bank.

 *5.4 Form of Opinion of Greenberg Traurig relating to certain matters with respect to Sears
        National Bank.

 *8.1 Opinion of Latham & Watkins as to certain tax matters.

 10.1 First Amended and Restated Purchase Agreement between Sears, Roebuck and Co. and SRFG, Inc.
        (formerly Sears Receivables Financing Group,
        Inc.) dated as of July 31, 1994 (incorporated by reference to Exhibit 4.5 to the Trust's
        Current Report on Form 8-K for May 8, 1995
        (File No. 0-24776)).

 10.2   First Amended and Restated Contribution
        Agreement between Sears, Roebuck and Co. and
        SRFG, Inc. (formerly Sears Receivables
        Financing Group, Inc.) dated as of July 31,
        1994 (incorporated by reference to Exhibit 4.4 to the Trust's Current Report on Form 8-K for
        May 8, 1995 (File No. 0-24776)).

*10.3   Receivables Warehouse Agreement between Sears,
        Roebuck and Co. and SRFG, Inc. (formerly Sears
        Receivables Financing Group, Inc.) dated as of
        December 21, 1995.

 23.1   Consent of Steven M. Cook (included in Exhibit
        5.1).

*23.2   Consent of Latham & Watkins (also included in
        Exhibit 8.1).

*23.3   Consent of Greenberg Traurig

*24.1 Power of Attorney for certain officers and directors of SRFG, Inc.

                              ----

*  Previously filed in connection
with this Registration Statement.






                              II-6